UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Weatherford International plc

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

A Message From Our Board of Directors

Dear Fellow Weatherford Shareholder,

Introduction

As previously announced, after careful review by our Board of Directors (“Board”) and management team, we have decided to simplify and streamline the organizational, statutory and regulatory structure of Weatherford and its subsidiaries by restructuring the company to redomesticate to the United States. We have been considering a redomestication or similar transaction for several years now, and we believe the time is right to make the move. The Company previously proposed a redomestication to Texas and the related proposals received support in excess of 60% of votes cast at our shareholder meetings held on June 11, 2026; however, certain of the proposals did not receive the requisite 75% support needed to pass. In connection with the Texas proposals, we actively engaged with shareholders and had productive discussions with institutions holding approximately 42.38% of our shares. Given the strong support for a move back to the United States, and taking into consideration the discussions with our shareholders, the Board determined that proposing a redomestication to Delaware would be appropriate.

We are pleased to invite you to participate in two meetings of the shareholders of Weatherford International plc (“Weatherford-Ireland”) to be held on [●], 2026 at 2000 Saint James Place, Marcellus Room, Houston, Texas 77056, United States of America. The first, a special scheme meeting (the “Scheme Meeting”), is to be held at [●] a.m. (Central Time) / [●] p.m. (Irish Time), and the second, an extraordinary general meeting (the “EGM”) is to be held at [●] a.m. (Central Time) / [●] p.m. (Irish Time), or if the Scheme Meeting has not concluded by such time, as soon as possible after the conclusion of such meeting.

We are making the accompanying Proxy Statement available in connection with the solicitation by our Board of proxies to be voted at both the Scheme Meeting and the EGM. At these two meetings, you will be asked to vote on a number of proposals, including proposals for a “scheme of arrangement” under Irish law that, if approved, will change the place of incorporation of our ultimate parent company from Ireland to Delaware.

As a result of the scheme of arrangement, Weatherford International Corp, a Delaware corporation (“Weatherford-US”) will become the new ultimate parent company of the Weatherford group of companies, and you will become a Weatherford-US stockholder. The accompanying Proxy Statement describes the proposed scheme of arrangement. Your rights as a stockholder of Weatherford-US will be governed by Delaware law, the Delaware Charter and the Bylaws. It is important to note that there are differences between Delaware and Irish law and certain of the rights that you currently enjoy as a shareholder of Weatherford-Ireland will change, including in relation to the issuance of shares, regulation of business combinations (such as takeovers, acquisitions, and mergers) and appraisal and dissenter rights. You should therefore carefully consider the section entitled “Comparison of Rights of Shareholders and Powers of the Board of Directors” in the accompanying Proxy Statement. Our listing on the Nasdaq is expected to continue under the same ticker symbol, “WFRD.”

While we believe that our multi-national business structure under an Irish parent company has served us and our shareholders well for many years, the time is right to move forward with a Delaware parent for the Weatherford group of companies. After considering various factors, the Board unanimously determined that this proposed redomestication will, among other benefits, simplify Weatherford’s organizational, statutory and regulatory framework and allow us to gain efficiencies in our corporate treasury, cash management, risk management and tax functions. The Board believes that the proposed scheme of arrangement, other related proposals and resulting redomestication will achieve a more appropriate structure for Weatherford going forward. The reasons for the proposed scheme of arrangement and other related proposals are discussed in further detail in the accompanying Proxy Statement. On behalf of our Board, thank you for your continued support.

Recommendation: The Board unanimously recommends that you vote FOR each of the proposals described in the accompanying Proxy Statement.

Your vote is very important regardless of the number of Weatherford-Ireland ordinary shares that you own. Please read the accompanying Proxy Statement for more information on how to vote your shares (and, in particular, page IV which provides instructions on the two separate proxy cards that are required to be completed). If you

Weatherford International plc — 2026 Shareholder Meetings I

require assistance with voting, please contact our proxy solicitor, Okapi Partners. Banks and brokerage firms and all non-U.S. callers, please call: +1 (212) 297-0720. Shareholders and all others, please call toll-free: +1 (855) 208-8902, or e-mail info@okapipartners.com.

The scheme of arrangement will not be implemented unless the scheme of arrangement proposal to be voted upon at the Scheme Meeting and each of proposals 1 through 5 to be voted upon at the EGM are approved.

Please vote BOTH PROXY CARDS so that your shares will be voted in both the Scheme Meeting and the EGM.

Sincerely,

[●]	[●]	[●]

Charles M. Sledge (Chair)	Steven Beringhause	Benjamin C. Duster, IV

[●]	[●]	[●]

Neal P. Goldman	Jacqueline C. Mutschler	Girishchandra K. Saligram

  II Weatherford International plc — 2026 Shareholder Meetings

AGENDA ITEMS FOR YOUR VOTE

Items	Board Recommendation	Proxy Page

Scheme Meeting:

1. Agree to the Scheme of Arrangement	FOR	22

Extraordinary General Meeting:

1. Approve the Scheme of Arrangement Implementation Proposal	FOR	34

2. Approve the Capital Reduction contemplated by the Scheme of Arrangement	FOR	35

3. Approve the Initial Issue of one or more Share(s) to Weatherford-US in connection with the Scheme of Arrangement	FOR	36

4. Approve the Authority for our Board to Issue Further Shares to Weatherford-US in connection with the Scheme of Arrangement by the Application of Reserves	FOR	37

5. Approve an Amendment to our Articles of Association	FOR	38

6. If proposed by our EGM chairperson, Approve an Adjournment of the Extraordinary General Meeting	FOR	40

ADVANCE VOTING DEADLINE
11:59 p.m. Eastern Time on [●], 2026

Voting instructions for registered shareholders and beneficial shareholders

You may vote in person at the meetings, or you may vote in advance by using one of the following options. In all cases, have your proxy cards or voting instructions form in hand and follow the instructions. Please ensure you vote in both the Scheme Meeting and the EGM.

By mail Follow the instructions to mark, sign, and date your proxy cards	By phone Use any touch-tone telephone to transmit your voting instructions	By internet Use the internet to transmit your voting instructions
	+1-800-690-6903	www.proxyvote.com

Shareholder Feedback

Feedback from our shareholders is important to us and considered carefully. Your Board will be available at the Scheme Meeting and Extraordinary General Meeting to respond to any questions shareholders may raise. We invite interested parties to submit feedback through our Extraordinary General Meeting website, www.weatherford.com/specialmeeting/.

Website References and Additional Materials

This Proxy Statement includes several website addresses and references to additional materials found on those websites, including www.weatherford.com. These websites and materials are not incorporated by reference herein.

PLEASE VOTE BOTH PROXY CARDS.

YOUR VOTE IS IMPORTANT.

Weatherford International plc — 2026 Shareholder Meetings III

Important Notice Regarding Proxy Cards

Enclosed with this Proxy Statement are two separate proxy cards — one for each shareholder meeting. The proxy card for you to grant your proxy with respect to the SPECIAL SCHEME MEETING (the “Scheme Meeting”) is YELLOW. The proxy card for you to grant your proxy with respect to the EXTRAORDINARY GENERAL MEETING (the “EGM”) is BLUE. Your completion of one proxy card is not sufficient to grant your proxy to vote at the other shareholder meeting. To grant your proxy for both shareholder meetings, you must complete, sign, date and return to us both the yellow and blue proxy cards, together with any power of attorney or other authority under which they are executed (or a duly certified copy of any such power or authority), or properly appoint your proxy by telephone or via the internet as to both shareholder meetings.

A quorum must be determined separately for each shareholder meeting. If you do not properly grant your proxy for a particular meeting or attend that meeting in person, your shares will not be counted for establishing a quorum for that meeting.

The scheme of arrangement will not be implemented unless the scheme of arrangement proposal to be voted upon at the Scheme Meeting and each of proposals 1 through 5 to be voted upon at the EGM are approved.

PLEASE VOTE BOTH OF THE ENCLOSED PROXY CARDS

This Proxy Statement incorporates documents by reference. See “Where You Can Find More Information” beginning on page 78 for a listing of documents incorporated by reference. Any shareholder may also obtain a copy of these documents free of charge by contacting our U.S. Investor Relations Department in writing at 2000 Saint James Place, Houston, Texas 77056, United States of America, or by telephone at +1 (713) 836-4000. To ensure timely delivery of these documents, any request should be made by [●], 2026. The exhibits to these documents will generally not be made available unless they are specifically incorporated by reference in this Proxy Statement.

You should rely only on the information contained or incorporated by reference in this Proxy Statement. We have not authorized anyone else to provide you with different information. The information contained or incorporated by reference in this Proxy Statement is accurate only as of the date thereof (unless the information specifically indicates that another date applies), or in the case of information incorporated by reference, only as of the date of such information, regardless of the time of delivery of this Proxy Statement. Our business, financial condition, results of operations and prospects may have changed since such dates. Therefore, you should not rely upon any information that differs from or is in addition to the information contained in this Proxy Statement or in the documents incorporated by reference.

This Proxy Statement (including the formal notices of the Scheme Meeting and the EGM) and related proxy cards (one yellow for the Scheme Meeting and one blue for the EGM) are first being mailed on behalf of our Board beginning on or about [●], 2026 to each registered shareholder in our share register as of the Voting Record Time set forth below, and are also being made available electronically on our website at www.weatherford.com/specialmeeting/ as of the same date.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES TO BE ISSUED IN THE CONTEMPLATED SCHEME OF ARRANGEMENT OR DETERMINED IF THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  IV Weatherford International plc — 2026 Shareholder Meetings

TABLE OF CONTENTS	1	SUMMARY OF NOTICES

	3	MEETING AND VOTING INFORMATION
		3	General
		3	Agenda
		4	Who Can Vote
		4	How To Vote
		5	Quorum and Voting
		6	Meeting Attendance
		7	Proxies; Multiple Proxy Cards
		8	Revoking Your Proxy
		8	Cost of Proxy Solicitation
		8	Adjournment
		8	Validity
		9	Questions

	10	OVERVIEW OF REDOMESTICATION PROPOSALS

	10	STRUCTURE OF THE REDOMESTICATION

	13	QUESTIONS AND ANSWERS ABOUT THE REDOMESTICATION

	18	RISK FACTORS

	21	CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

	22	SCHEME MEETING AGENDA ITEM: THE SCHEME OF ARRANGEMENT PROPOSAL

		22	Parties to the Redomestication
		22	The Scheme of Arrangement
		23	Court Sanction of the Scheme of Arrangement
		24	Background and Reasons for the Redomestication
		27	Amendment, Termination or Delay
		27	Conditions to the Scheme of Arrangement and the Completion of the Redomestication
		28	Federal Securities Law Consequences; Resale Restrictions
		29	Effective Time of the Redomestication
		29	Management of Weatherford-US
		30	Exculpation and Indemnification
		31	Interests of Certain Persons in the Redomestication
		31	Irish Takeover Rules
		31	No Appraisal Rights
		31	Cancellation and Issuance of Shares
		31	Equity Incentive Plan
		32	Effect on Employees
		32	Outstanding Debt and Effect on Access to Capital and Credit Markets
		32	Stock Exchange Listing and Reporting Obligations
		32	Accounting Treatment of the Redomestication

  i Weatherford International plc — 2026 Shareholder Meetings

	32	Vote Required
	33	Effect of Proposal
	33	Board recommendation
	33	Resolution

34	EGM AGENDA ITEM 1: THE SCHEME IMPLEMENTATION PROPOSAL

35	EGM AGENDA ITEM 2: THE CAPITAL REDUCTION PROPOSAL

36	EGM AGENDA ITEM 3: THE WEATHERFORD-US ALLOTMENT PROPOSAL

37	EGM AGENDA ITEM 4: THE SCHEME ALLOTMENT AND APPLICATION OF RESERVES PROPOSAL

38	EGM AGENDA ITEM 5: THE ARTICLES AMENDMENT PROPOSAL

40	EGM AGENDA ITEM 6: THE ADJOURNMENT PROPOSAL

41	MATERIAL TAX CONSIDERATIONS RELATING TO THE REDOMESTICATION
	41	U.S. Federal Income Tax Considerations
	47	Irish Tax Considerations

48	DESCRIPTION OF WEATHERFORD-US CAPITAL STOCK

	48	Capital Structure
	48	Voting Rights
	48	Dividends
	49	Dissolution Rights
	49	Share Repurchases
	49	Certain Provisions of our Delaware Charter and Bylaws
	51	Pre-emptive and Similar Rights
	51	No Liability for Further Calls or Assessments
	51	Transfer and Registration of Shares
	51	No Share Certificates
	51	Stock Exchange Listing
	51	Transfer Agent and Registrar

52	COMPARISON OF RIGHTS OF SHAREHOLDERS AND POWERS OF THE BOARD OF DIRECTORS

	52	Capital Structure
	53	Issuance of Shares; Share Warrants and Share Options
	53	Statutory Pre-emption Rights
	54	Election of Directors
	55	Appointment of Directors by the Board
	55	Removal of Directors
	56	Board and Committee Composition; Management
	56	Duties of the Board of Directors
	57	Shareholders’ Suits
	57	Indemnification of Directors and Officers; Insurance
	59	Limitation on Director and Officer Liability

 Weatherford International plc — 2026 Shareholder Meetings ii

	59	Conflicts of Interest
	60	Annual Meetings of Shareholders
	60	Extraordinary Meetings of Shareholders
	61	Record Dates for Shareholder Meetings
	61	Voting
	62	Quorum Requirements
	62	Director Nominations
	63	Proposals of Shareholders
	63	Adjournment of Shareholder Meetings
	64	Shareholder Consent to Action Without Meeting
	64	Shareholder Approval of Business Combinations
	65	Regulation of Takeovers
	68	Appraisal and Dissenters’ Rights
	69	Anti-Takeover Measures
	70	Variation of Rights Attaching to a Class or Series of Shares
	70	Amendment of Governing Documents
	71	Dividends and Distributions
	72	Share Repurchases, Redemptions and Conversions
	73	Bonus Shares
	73	Financial Assistance
	73	Inspection of Books and Records
	73	Disclosure of Interests in Shares
	74	Rights upon Liquidation

75	OTHER INFORMATION
	75	Share Ownership
	76	Incorporation by Reference
	76	Market Price and Dividend Information
	76	Legal Matters
	76	Communicating with our Board
	76	Proposals by Shareholders
	78	Householding
	78	Where You Can Find More Information

A-1 - A-6	ANNEX A – SCHEME OF ARRANGEMENT

B-1 - B-4	ANNEX B – FORM OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF WEATHERFORD- US

C-1 - C-31	ANNEX C – FORM OF AMENDED AND RESTATED BYLAWS OF WEATHERFORD-US

D-1 - D-1	ANNEX D – EXPECTED TIMETABLE

  iii Weatherford International plc — 2026 Shareholder Meetings

E-1 - E-3	ANNEX E – NOTICE OF THE SPECIAL SCHEME MEETING OF THE HOLDERS OF WEATHERFORD INTERNATIONAL PLC ORDINARY SHARES

F-1 - F-4	ANNEX F – NOTICE OF THE EXTRAORDINARY GENERAL MEETING OF THE HOLDERS OF WEATHERFORD INTERNATIONAL PLC ORDINARY SHARES

G1 - G-7	ANNEX G – SUBSCRIPTION AGREEMENT

APPENDIX – FORMS OF PROXY CARD

Weatherford International plc — 2026 Shareholder Meetings iv

PROXY STATEMENT

SUMMARY OF NOTICES OF THE SPECIAL SCHEME MEETING AND THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

[●], 2026

2000 Saint James Place, Marcellus Room, Houston, Texas 77056, United States of America

SPECIAL SCHEME MEETING (the “Scheme Meeting”)

[●] a.m. (Central Time) / [●] p.m. (Irish Time)

EXTRAORDINARY GENERAL MEETING (the “EGM”)

[●] a.m. (Central Time) / [●] p.m. (Irish Time), or if the Scheme Meeting has not concluded by such time, as soon as possible after the conclusion of such meeting.

AGENDA

At the Scheme Meeting:

1.

To agree to a scheme of arrangement under Chapter 1 of Part 9 of the Companies Act 2014 of Ireland, as amended (the “Irish Companies Act”), substantially in the form attached as Annex A to this Proxy Statement (the “Scheme” or “Scheme of Arrangement”), that, once it becomes effective, will result in you owning common stock of Weatherford International Corp (“Weatherford-US”) instead of ordinary shares of Weatherford International plc (“Weatherford-Ireland”) (the “Scheme of Arrangement Proposal”).

At the EGM:

1.

To approve the Scheme of Arrangement by, and on behalf of, Weatherford-Ireland, and to authorize the directors of Weatherford-Ireland to take all such actions as they consider necessary or appropriate to carry the Scheme of Arrangement into effect (the “Scheme Implementation Proposal”).

2.

To approve a capital reduction under sections 84 to 86 of the Irish Companies Act to effect the cancellation of Weatherford-Ireland ordinary shares contemplated by the Scheme of Arrangement (the “Capital Reduction Proposal”).

3.

To approve the terms of an initial subscription, allotment and issue of one, or more, Weatherford-Ireland ordinary shares to Weatherford-US in connection with the Scheme of Arrangement (the “Weatherford-US Allotment Proposal”).

4.

To authorize the directors of Weatherford-Ireland to allot and issue new Weatherford-Ireland ordinary shares to Weatherford-US and/or its nominee(s) in an amount equal to the number of Weatherford-Ireland ordinary shares cancelled in connection with the Scheme of Arrangement and the application of the reserve credit arising in the books of account of Weatherford-Ireland as a result of such cancellation in paying-up in full, to their nominal value, such number of new Weatherford-Ireland ordinary shares to be allotted and issued to Weatherford-US and/or its nominee(s) in the manner described in the Scheme of Arrangement (the “Scheme Allotment and Application of Reserves Proposal”).

5.

To approve an amendment to the articles of association of Weatherford-Ireland (the “Weatherford-Ireland Articles”) so that any Weatherford-Ireland ordinary shares that are issued on or after the Voting Record Time (as defined below) to persons other than Weatherford-US or its nominee(s) will either be subject to the terms of the Scheme of Arrangement or will be immediately and automatically acquired by Weatherford-US and/or its nominee(s) for the Scheme Consideration (as defined in the Scheme of Arrangement) (the “Articles Amendment Proposal”).

6.

To approve any motion to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the resolutions proposed at the EGM (the “Adjournment Proposal”).

Weatherford International plc — 2026 Shareholder Meetings 1

The foregoing items, including the votes required in respect of each, are set forth and more fully described later in this Proxy Statement.

The formal notices of the Scheme Meeting and the EGM are provided as attachments to this Proxy Statement as Annexes E and F, respectively, and should be read closely. This summary does not constitute the formal notice in respect of either of those meetings.

In this Proxy Statement, the Scheme Meeting and the EGM are sometimes referred to collectively as the “shareholder meetings”, the proposals contemplated herein are sometimes referred to as the “meeting proposals”, and the actions contemplated by the Scheme of Arrangement are sometimes referred to as the “Redomestication.”

RECORD DATE

[●], 2026

ADVANCE VOTING DEADLINE

11:59 p.m. Eastern Time on [●], 2026

VOTING

Only holders of Weatherford-Ireland ordinary shares as of [●], 2026 (the record date) at 6:59 p.m. (Eastern Time) / 11:59 p.m. (Irish Time) (the “Voting Record Time”) are entitled to notice of and to attend, speak and vote, in person or by proxy, at the shareholder meetings or any adjournments thereof. Entitlement to attend, speak and vote at the shareholder meetings or any adjournments thereof, and the number of votes which may be cast, will be determined by reference to the share register of Weatherford-Ireland as of the Voting Record Time.

If you are a registered shareholder as of the Voting Record Time, you may attend the shareholder meetings in person, or appoint one or more proxies, by any of the means outlined on page III above (or as otherwise permitted by Irish law) to attend, speak and vote in your place at the shareholder meetings. A proxy holder need not be a registered shareholder. To be valid, proxies must be submitted and received by the Advance Voting Deadline. Further information is set forth in this Proxy Statement in the section entitled “Meeting and Voting Information–Proxies; Multiple Proxy Cards” beginning at page 7, below. If proxies are not received by the Advance Voting Deadline, they may still be handed to the chairperson of the respective shareholder meeting before the start of the respective meeting, who will have discretion to admit them as valid.

If you hold your shares beneficially in “street name” through a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee to instruct them how to vote such shares.

PARTICIPATION FROM IRELAND

In satisfaction of the requirements of Irish law, registered shareholders who wish to participate (attend and vote) in the shareholder meetings without leaving Ireland, if any, may do so by attending in person at the offices of Matheson LLP, located at 70 Sir John Rogerson’s Quay, Dublin 2, D02 R296, Ireland, at the date and time of the respective shareholder meetings, where electronic communications technology will be made available to participate in the shareholder meetings. The requirements for admission to the shareholder meetings, as set out in this Proxy Statement, below, also apply to attendance in person at the offices of Matheson LLP.

DISTRIBUTION OF PROXY MATERIALS

This Proxy Statement (including the formal notices of the Scheme Meeting and the EGM) and related proxy cards (one yellow for the Scheme Meeting and one blue for the EGM) (collectively, the “Proxy Materials”), are first being mailed on behalf of our Board of Directors (“Board”) beginning on or about [●], 2026 to each registered shareholder in our share register as of the Voting Record Time, and are also being made available electronically on our website at www.weatherford.com/specialmeeting/ as of the same date. If you hold your shares beneficially in “street name” through a bank, broker or other nominee, you will generally not receive individual proxy cards and instead will receive a voting instruction form and copies of any proxy materials requested by your intermediary. Any shareholder may also obtain a copy of these documents by contacting our U.S. Investor Relations Department at 2000 Saint James Place, Houston, Texas 77056, United States of America, or by telephone at +1 (713) 836-4000.

  2 Weatherford International plc — 2026 Shareholder Meetings

MEETING AND VOTING INFORMATION

GENERAL

This Proxy Statement, which also constitutes the “scheme circular” required to be sent to shareholders under section 452 of the Irish Companies Act, is being furnished to the holders of Weatherford-Ireland ordinary shares (“Weatherford-Ireland shareholders” or “shareholders”) in connection with the solicitation of proxies on behalf of the Board to be voted at the Scheme Meeting and the EGM to be held on [●], 2026, and any adjournments thereof, at the times and place and for the purposes set forth in the accompanying notices of the Scheme Meeting and the EGM.

In this Proxy Statement, “Weatherford,” “the Company,” “we,” “us” and “our” refer to Weatherford-Ireland prior to the effectiveness of the Scheme of Arrangement, and to Weatherford-US after the Scheme of Arrangement is effective. References to “$” in this Proxy Statement are references to United States dollars. “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) promulgated thereunder. “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

Our principal executive offices are located at 2000 Saint James Place, Houston, Texas 77056, United States of America, and our telephone number is +1 (713) 836-4000.

AGENDA

Scheme Meeting

The Scheme Meeting is scheduled to commence at [●] a.m. (Central Time) / [●] p.m. (Irish Time), on [●], 2026. At the Scheme Meeting, Weatherford-Ireland shareholders, voting as a class, will be asked to vote on the following:

•	Scheme Meeting Agenda Item: The Scheme of Arrangement Proposal

Extraordinary General Meeting

The EGM is scheduled to commence at [●] a.m. (Central Time) / [●] p.m. (Irish Time), on [●], 2026 (or, if the Scheme Meeting has not concluded by that time, as soon as possible after the conclusion of the Scheme Meeting). At the EGM, Weatherford-Ireland shareholders will be asked to vote on the following:

•	EGM Agenda Item 1: The Scheme Implementation Proposal

•	EGM Agenda Item 2: The Capital Reduction Proposal

•	EGM Agenda Item 3: The Weatherford-US Allotment Proposal

•	EGM Agenda Item 4: The Scheme Allotment and Application of Reserves Proposal

•	EGM Agenda Item 5: The Articles Amendment Proposal

At the EGM, the chairperson of the meeting may ask the holders of Weatherford-Ireland ordinary shares to approve EGM Agenda Item 6: The Adjournment Proposal.

The formal notices of the Scheme Meeting and the EGM are provided as attachments to this Proxy Statement as Annexes E and F, respectively, and should be read closely.

Approval of the Scheme of Arrangement Proposal at the Scheme Meeting and each of EGM Agenda Items 1 through 5 (together, the “Conditional EGM Proposals”) at the EGM by our shareholders is a condition to the Scheme of Arrangement becoming effective. The Scheme of Arrangement will not be implemented unless the Scheme of Arrangement Proposal and each of the Conditional EGM Proposals are approved.

The Scheme Meeting is being convened by our Board pursuant to section 450(1) of the Irish Companies Act. If the Weatherford-Ireland shareholders approve the Scheme of Arrangement Proposal and each of the Conditional EGM Proposals and the other conditions to the Scheme of Arrangement have been satisfied or (to the extent permitted) waived and we do not abandon the Scheme of Arrangement, we will proceed to seek the sanction of the High Court of Ireland (the “Irish High Court”) in respect of the Scheme of Arrangement and the Irish High Court’s confirmation of the related capital reduction. Our Irish counsel has advised us that the Irish High Court is unlikely to sanction the Scheme of

Weatherford International plc — 2026 Shareholder Meetings 3

Arrangement until all conditions to the Scheme of Arrangement have been satisfied or (to the extent permitted) waived. Sanction of the Irish High Court must be obtained as a condition to the Scheme of Arrangement becoming effective. Subject to the Scheme of Arrangement Proposal and each of the Conditional EGM Proposals being approved by the relevant majorities required by the Irish Companies Act, we intend to apply to the Irish High Court as soon as reasonably practicable after the conclusion of the shareholder meetings for an order fixing the date and time for a hearing to sanction the Scheme of Arrangement and to confirm the related capital reduction (the “Sanction Hearing”). Interested parties may appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the sanctioning of the Scheme of Arrangement, and/or confirmation of the related capital reduction. Weatherford-Ireland will not object to the participation in the Sanction Hearing by any person who holds shares through a bank, broker or other nominee or by any other person with a legitimate interest in the proceedings and all such persons will have a right to participate.

The EGM is being convened by our Board. Each of the Scheme Meeting and the EGM will be conducted in accordance with the Weatherford-Ireland Articles.

The Board has approved and unanimously recommends that you vote “FOR” each of the proposals set forth in this Proxy Statement.

WHO CAN VOTE

Weatherford-Ireland shareholders as of the Voting Record Time are entitled to one vote per ordinary share held by each of them respectively at the Voting Record Time on all matters submitted to a vote of shareholders at the shareholder meetings, so long as those shares are represented at the shareholder meetings in person or by proxy. See “ —How to Vote” below for more information.

Entitlement to attend, speak and vote at the shareholder meetings or any adjournments thereof, and the number of votes which may be cast, will be determined by reference to the register of members of Weatherford-Ireland as of the Voting Record Time. In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the share register of Weatherford-Ireland in respect of the joint holding.

HOW TO VOTE

If you are a registered shareholder as of the Voting Record Time, you may attend the shareholder meetings in person, or appoint one or more proxies, to attend, speak and vote in your place at the shareholder meetings.

To ensure your representation at the shareholder meetings, we request that you grant your proxy to vote on each of the proposals in this Proxy Statement, and any other matters that may properly come before the EGM, to the persons named in the proxy cards, by voting in one of the ways described on page III, above, no later than the Advance Voting Deadline, below, whether or not you plan to attend the shareholder meetings.

Advance Voting Deadline: 11:59 p.m. (Eastern Time) on [●], 2026.

To be valid, proxies must be submitted and received by the Advance Voting Deadline. Further information is set forth in this Proxy Statement in the section entitled “—Proxies; Multiple Proxy Cards” beginning at page 7, below. If proxies are not received by the Advance Voting Deadline, they may still be handed to the chairperson of the respective shareholder meeting before the start of the respective meeting, who will have discretion to admit them as valid. If you are a registered holder, please ensure that you submit both proxy cards so that your votes may be counted in both the Scheme Meeting and the EGM.

Most of our shareholders hold their shares in “street name” through a brokerage account and therefore are not listed on our share register. Shareholders who hold their shares beneficially in “street name” through a bank, broker or other nominee must vote their shares in the manner prescribed by their bank, broker or other nominee. These instructions are typically provided by the applicable intermediary to such shareholders by means of a “voter instruction form.” Your bank, broker or other nominee, as applicable, may have an earlier deadline by which you must provide instructions to it as to how to vote your Weatherford-Ireland shares, so you should read carefully the materials provided to you by any of them.

  4 Weatherford International plc — 2026 Shareholder Meetings

Shareholders who hold their shares in “street name” and wish to vote in person at the shareholder meetings must obtain a valid proxy from the registered shareholder that holds their shares. This may be administratively difficult, so shareholders holding in “street name” are encouraged to submit their voting instructions to their bank, broker or other nominee, who in turn will vote in accordance with the instructions provided to them. If you hold your shares in street name, please ensure that you instruct your bank, broker or other nominee to vote your shares in respect of both the Scheme Meeting and the EGM.

QUORUM AND VOTING

Quorum

One or more registered shareholders, present in person or by proxy, having the right to attend and vote at the shareholder meetings and together holding shares representing a majority of the votes that may be cast by all registered shareholders at the respective shareholder meetings will constitute a quorum for the purposes of each of the shareholder meetings. As of the Voting Record Time, there were [●] ordinary shares issued and entitled to vote. Abstentions and “broker non-votes” are counted as shares represented for the purposes of determining a quorum. A “broker non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner abstains from voting on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote those shares.

The Scheme Meeting

Approval of the Scheme of Arrangement Proposal will be decided by a special majority resolution, which, in order to pass, requires the approval of a majority in number of registered shareholders (who, being entitled to do so, attend and vote, in person or by proxy, at the Scheme Meeting), representing at least 75% in value of the Weatherford-Ireland ordinary shares held by all registered shareholders so present and voting (in person or by proxy).

For the purpose of calculating the “majority-of-holders” requirement for the approval of the Scheme of Arrangement Proposal, each registered shareholder, voting in person or by proxy, will be counted as a single shareholder, regardless of the number of Weatherford-Ireland ordinary shares voted by that shareholder. Only Weatherford-Ireland shareholders whose names are recorded on Weatherford-Ireland’s share register will be counted for purposes of the “majority-of-holders” requirement. As such, where shares are held through the Depository Trust Company (“DTC”) (including ordinary shares held beneficially in “street name” by banks, brokers or other nominees) or by other nominees on behalf of beneficial owners, and DTC or any such other nominee is listed as the registered holder of such shares on Weatherford-Ireland’s share register, the Irish High Court will not “look through” the relevant nominee to determine how the underlying beneficial owners of shares instructed those shares to be voted. Accordingly, DTC and any other nominee holder of ordinary shares which is a registered shareholder will each be counted as one shareholder for the purpose of calculating the “majority-of-holders” requirement. If a registered shareholder (including DTC or other nominee holder of ordinary shares) elects, or is directed, to vote a portion of such registered shareholder’s ordinary shares “FOR” the Scheme of Arrangement Proposal, and a portion “AGAINST” the Scheme of Arrangement Proposal, then that registered shareholder will be counted as one shareholder voting “FOR” the Scheme of Arrangement Proposal and as one shareholder voting “AGAINST” the Scheme of Arrangement Proposal, thereby effectively cancelling out that registered shareholder’s vote for the purposes of the “majority-of-holders” calculation (but not for purposes of the 75% or more of votes calculation).

The EGM

Approval of EGM Agenda Items 1, 4, and (if tabled) 6 will be decided by an “ordinary resolution,” which, in order to pass, requires a simple majority of the votes cast, in person or by proxy, to be cast “FOR” the relevant proposal. Approval of EGM Agenda Items 2, 3, and 5 will be decided by a “special resolution” which, in order to pass, requires the affirmative vote of at least 75% of the votes cast, in person or by proxy, to be cast “FOR” the relevant proposal. Generally, abstentions and broker “non-votes” will not affect the voting results for any of the proposals under Irish law or the rules of the Nasdaq Global Select Market (“Nasdaq”).

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Summary of Voting Requirements

The chart below summarizes the voting requirements and effects of broker non-votes and abstentions on the outcome of the vote for the proposals at the shareholder meetings.

Agenda Item		Required Approval	Broker Non-Votes	Abstentions
SCHEME MEETING:
	The Scheme of Arrangement Proposal	Majority in number of the registered shareholders in attendance representing 75% of votes cast	No effect	No effect
EGM:
1.	The Scheme Implementation Proposal	Majority of votes cast	No effect	No effect
2.	The Capital Reduction Proposal	75% of votes cast	No effect	No effect
3.	The Weatherford-US Allotment Proposal	75% of votes cast	No effect	No effect
4.	The Scheme Allotment and Application of Reserves Proposal	Majority of votes cast	No effect	No effect
5.	The Articles Amendment Proposal	75% of votes cast	No effect	No effect
6.	The Adjournment Proposal (if tabled)	Majority of votes cast	No effect	No effect

Approval of Scheme of Arrangement Proposal at the Scheme Meeting and each of the EGM Agenda Items 1 through 5 at the EGM is a condition to the Scheme of Arrangement becoming effective.

Under stock exchange rules, banks, brokers and nominees who hold shares on behalf of customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. Whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. None of the proposals set forth in this Proxy Statement would generally be considered routine proposals. If you are a beneficial owner of Weatherford-Ireland ordinary shares and you do not instruct your bank, broker or other nominee on how to vote your Weatherford-Ireland ordinary shares prior to the shareholder meetings, your bank, broker or nominee will not be able to vote your Weatherford-Ireland ordinary shares at the shareholder meetings or affect the outcome of the vote on any non-routine proposals. Accordingly, we urge you to direct your bank, broker or nominee on how to vote your shares on all the meeting proposals to ensure that your vote is counted.

The Board has approved and unanimously recommends that you vote “FOR” each of the proposals set forth in this Proxy Statement.

Intentions of Directors and Executive Officers

Our directors and executive officers have indicated that they intend to vote their shares “FOR” each of the proposals set forth in this Proxy Statement. At the Voting Record Time, our directors and executive officers and their affiliates beneficially owned [●], or approximately [●]%, of the outstanding Weatherford-Ireland ordinary shares.

MEETING ATTENDANCE

If you wish to attend the shareholder meetings in person, you will need to bring proof of identification along with proof of your share ownership as of the Voting Record Time.

If your shares are held beneficially in “street name” through a bank, broker or other nominee, you may bring a bank or brokerage account statement, or similar letter from your bank, broker or other nominee, as your proof of ownership of shares as of the Voting Record Time. However, you may not vote your Weatherford-Ireland ordinary shares in person at the shareholder meetings unless you also obtain a valid instrument of proxy from the bank, broker or nominee that holds your Weatherford-Ireland ordinary shares.

In satisfaction of the requirements of Irish law, registered shareholders who wish to participate (attend and vote) in the shareholder meetings without leaving Ireland, if any, may do so by attending in person at the offices of Matheson LLP, located at 70 Sir John Rogerson’s Quay, Dublin 2, D02 R296, Ireland, at the date and time of the respective shareholder

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meetings, where electronic communications technology will be made available to participate in the shareholder meetings. The requirements for admission to the shareholder meetings, as set out above, also apply to attendance in person at the offices of Matheson LLP.

PROXIES; MULTIPLE PROXY CARDS

Enclosed with this Proxy Statement are two separate proxy cards — one for each shareholder meeting. The proxy card for you to grant your proxy with respect to the first meeting (the Scheme Meeting) is YELLOW. The proxy card for you to grant your proxy with respect to the second meeting (the EGM) is BLUE. Your completion of one proxy card is not sufficient to grant your proxy to vote at the other shareholder meeting. To grant your proxy for both shareholder meetings, you must complete, sign, date and return to us both the yellow and blue proxy cards together with any power of attorney or other authority under which they are executed (or a duly certified copy of any such power or authority), or properly appoint your proxy by telephone or via the internet as to both shareholder meetings.

If you receive multiple proxy cards of the same color for the same meeting, this indicates that your shares are held in more than one account, such as two brokerage accounts, or are registered in different names. You should complete and return each of the proxy cards to ensure that all of your shares are voted.

Your proxy is being solicited by our Board in favor of Scott Weatherholt, Beth Ann Dranguet and Cristina Waber (the “Proxy Holders”), for use at the shareholder meetings. If you wish to appoint another person (other than the Proxy Holders) as your proxy, you can specify such details when appointing your proxy in the blank space provided on the proxy cards.

We request that you grant your proxy to the Proxy Holders to vote on each of the proposals in the notices and any other matters that may properly come before the shareholder meetings by any of the means outlined on page III, above (or as otherwise permitted by Irish law), whether or not you plan to attend either or both of the shareholder meetings. If submitting by mail, this involves completing, signing, dating and returning both proxy cards (yellow and blue) together with any power of attorney or other authority under which they are executed (or a duly certified copy of any such power or authority) in accordance with the instructions thereon, using the enclosed pre-paid envelope (or otherwise), to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, for receipt on our behalf by no later than the Advance Voting Deadline. You may also submit a proxy or proxies by calling the toll-free telephone number +1-800-690-6903, or via the internet by accessing the website www.proxyvote.com. All proxies received will be forwarded to Weatherford-Ireland’s registered office electronically.

If proxies are not received by the Advance Voting Deadline, they may still be handed to the chairperson of the respective shareholder meeting before the start of the respective meeting, who will have discretion to admit them as valid.

To the extent necessary in order to ensure sufficient representation at the shareholder meetings, Weatherford-Ireland or its proxy solicitor may solicit the return of proxies by personal interview, mail, telephone, via the internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy cards (both yellow and blue) without delay.

If you are a registered shareholder and you properly complete and submit your proxy cards in a timely manner you will be legally designating the Proxy Holders (or, if you designate a different individual in such proxy card, that individual) to vote your shares in accordance with your instructions indicated on the respective proxy card. If you are a registered shareholder and properly complete and submit either of your proxy cards in a timely manner without appointing another person (other than the Proxy Holders) as your proxy and you do not indicate how your shares are to be voted, the Proxy Holders will vote as the Board recommends on each proposal at the relevant shareholder meeting, and if any other matters are properly brought up at the relevant shareholder meeting, each of the Proxy Holders will have the authority to vote your shares in his or her discretion at that shareholder meeting. The Board currently does not know of any matters to be raised at the shareholder meetings other than the meeting proposals contained in this Proxy Statement.

If you do not wish to vote all of your Weatherford-Ireland ordinary shares in the same manner on any particular proposal(s) at the shareholder meetings, you may specify your vote by clearly hand-marking the proxy card or following the appropriate procedures if you are providing voting instructions by telephone or via the internet to indicate how you want to vote your Weatherford-Ireland ordinary shares.

You may abstain on any proposal by marking “ABSTAIN” with respect to the proposal on your proxy card, by telephone or via the internet or by following instructions from your bank, broker or other nominee. An abstention on any proposal has

Weatherford International plc — 2026 Shareholder Meetings 7

the effect of a vote not being cast with respect to the relevant shares in relation to that proposal. Although considered present for purposes of the relevant quorum requirement, such shares will not be considered when determining whether the proposal has received the required approval.

If you do not appoint a proxy and you do not vote at the shareholder meetings, your Weatherford-Ireland ordinary shares will not be considered when determining whether a proposal has received the required shareholder approval. Even if you do not appoint a proxy and you do not vote at the shareholder meetings, you will still be bound by the outcome. You are therefore strongly urged to attend and vote at the shareholder meetings in person or by proxy.

We may accept a proxy by any form of communication permitted by Irish law or as the Board may approve in accordance with the Weatherford-Ireland Articles.

REVOKING YOUR PROXY

If you are a registered shareholder, you may revoke your proxy by:

•

writing to the Corporate Secretary at 2000 Saint James Place, Houston, Texas 77056, United States of America, or at Weatherford-Ireland’s registered office, 70 Sir John Rogerson’s Quay, Dublin 2, D02 R296, Ireland, such that the revocation is received at least one hour prior to the commencement of the respective shareholder meeting;

•

handing a later-dated proxy to the chairperson of the respective shareholder meeting before the start of the respective meeting and the chairperson, in his or her discretion, admitting such proxy as valid;

•	submitting a later-dated proxy via mail, to the address specified in the Proxy Materials, for receipt by us no later than the Advance Voting Deadline;

•	voting at a later time, but prior to the Advance Voting Deadline, by telephone or via the internet; or

•	attending the respective shareholder meeting in person (either in Houston, Texas or in Dublin, Ireland, as described above) and casting your vote during the respective shareholder meeting.

If you are not a registered holder, but you hold your shares through a bank, broker or other nominee, you must follow the instructions provided by your bank, broker or other nominee if you wish to change your instruction as to how they are to vote your shares, since attending either of the shareholder meetings alone may not have the effect of revoking any such previous instruction with respect to such meeting.

COST OF PROXY SOLICITATION

We have hired Okapi Partners to assist in the distribution of the Proxy Materials and the solicitation of proxies for a fee estimated at $[●], plus expenses. Proxies may be solicited on behalf of the Board by mail, and in person and by telephone. The Weatherford group of companies will bear the cost of soliciting proxies. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding the Proxy Materials to the persons for whom they hold Weatherford-Ireland ordinary shares.

ADJOURNMENT

The chairperson of a shareholder meeting may, with the consent of a majority of the votes cast by the shareholders present in person or by proxy at that shareholder meeting at which a quorum is present, adjourn all, or part, of the business to be considered at that shareholder meeting (including adjourning some, or all, of the agenda items) to another date or until that shareholder meeting is reconvened.

VALIDITY

The chairperson of each of the shareholder meetings will determine all questions as to validity, form and eligibility, including time of receipt and acceptance of proxies. The chairperson’s determination will be final and binding, provided, however, that such determination is subject to any decision made by a court of competent jurisdiction upon a lawful challenge to his or her determination. The chairperson of each meeting has the right to waive any irregularities or conditions as to the manner of voting. The chairperson of each meeting may accept your proxy by any form of written or electronic communication of the proxy instrument so long as he or she is reasonably assured that the communication is authorized by you.

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QUESTIONS

You may call our proxy solicitor, Okapi Partners. Banks and brokerage firms and all non-U.S. callers, please call: +1 (212) 297-0720. Shareholders and all others, please call toll-free: +1 (855) 208-8902, or e-mail info@okapipartners.com. You may also contact our U.S. Investor Relations Department at +1 (713) 836-4000 or email us at investor.relations@weatherford.com if you have any questions or need directions to be able to attend the shareholder meetings and vote in person.

PLEASE VOTE BOTH PROXY CARDS.

YOUR VOTE IS IMPORTANT.

Weatherford International plc — 2026 Shareholder Meetings 9

OVERVIEW OF REDOMESTICATION PROPOSALS

We are asking you to vote on a number of proposals relating to a “scheme of arrangement” under Irish law that would result in the change of the place of incorporation of the ultimate parent holding company of the Weatherford group of companies from Ireland to Delaware. Completion of the proposed Scheme of Arrangement will result in the cancellation of your Weatherford-Ireland ordinary shares, and the replacement of those shares with an equal number of shares of common stock issued by Weatherford-US, as further described below. As a result of the Scheme of Arrangement, Weatherford-US will be the new parent company of the Weatherford group of companies. Our listing on Nasdaq is expected to continue under the same ticker symbol, “WFRD.”

Approval of the Scheme of Arrangement Proposal and each of the EGM Agenda Items 1 through 5 (which we also call the “Conditional EGM Proposals” in this Proxy Statement) by our shareholders is a condition to the Scheme of Arrangement becoming effective, and the Scheme of Arrangement will not be implemented unless the Scheme of Arrangement Proposal and each of the Conditional EGM Proposals are approved.

STRUCTURE OF THE REDOMESTICATION

In the Scheme Meeting Agenda Item: The Scheme of Arrangement Proposal, we are seeking your approval at the Scheme Meeting of the Scheme of Arrangement, that, once it becomes effective, will result in you owning common stock of Weatherford-US, instead of ordinary shares of Weatherford-Ireland.

In EGM Agenda Item 1: The Scheme Implementation Proposal, we are seeking your approval at the EGM of the Scheme of Arrangement by, and on behalf of, Weatherford-Ireland and the authorization of the directors of Weatherford-Ireland to take all such actions as they consider necessary or appropriate to carry the Scheme of Arrangement into effect.

In EGM Agenda Item 2: The Capital Reduction Proposal, we are seeking your approval at the EGM of a capital reduction under sections 84 to 86 of the Irish Companies Act to effect the cancellation of Weatherford-Ireland ordinary shares contemplated by the Scheme of Arrangement.

In EGM Agenda Item 3: The Weatherford-US Allotment Proposal, we are seeking your approval at the EGM of the terms of the subscription, allotment and issue of one, or more, Weatherford-Ireland ordinary shares to Weatherford-US.

In EGM Agenda Item 4: The Scheme Allotment and Application of Reserves Proposal, we are seeking your approval at the EGM of the authorization of the directors of Weatherford-Ireland to allot and issue new Weatherford-Ireland ordinary shares to Weatherford-US and/or its nominee(s) in an amount equal to the number of Weatherford-Ireland ordinary shares cancelled in connection with the Scheme of Arrangement and the application of the reserve credit arising in the books of account of Weatherford-Ireland as a result of such cancellation in paying-up in full, to their nominal value, such number of new Weatherford-Ireland ordinary shares to be allotted and issued to Weatherford-US and/or its nominee(s) in the manner described in the Scheme of Arrangement.

In EGM Agenda Item 5: The Articles Amendment Proposal, we are seeking your approval at the EGM of an amendment to the Weatherford-Ireland Articles so that any Weatherford-Ireland ordinary shares that are issued on or after the Voting Record Time to persons other than Weatherford-US or its nominee(s) will either be subject to the terms of the Scheme of Arrangement or will be immediately and automatically acquired by Weatherford-US and/or its nominee(s) for the Scheme Consideration (as defined below).

In EGM Agenda Item 6 (if tabled): The Adjournment Proposal, we are seeking your approval at the EGM of any motion by the chairperson of the meeting to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the resolutions proposed at the EGM.

There are several steps required to effect the Scheme of Arrangement and the Redomestication, including holding the Scheme Meeting and the EGM.

•

The Scheme Meeting is being convened by our Board pursuant to section 450(1) of the Irish Companies Act to afford the Weatherford-Ireland shareholders an opportunity to consider and vote in respect of the Scheme of Arrangement Proposal as required by Irish law.

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•	The EGM is being convened by our Board in order to obtain shareholder approval of each of the Conditional EGM Proposals.

If the Scheme of Arrangement Proposal and each of the Conditional EGM Proposals (i.e., EGM Agenda Items 1 through 5) are approved by the shareholders and the other conditions to the Scheme of Arrangement have been satisfied or (to the extent permitted) waived and we do not abandon the Scheme of Arrangement, we will seek the Irish High Court’s sanction of the Scheme of Arrangement and confirmation of the related capital reduction.

If we obtain the requisite approvals from our shareholders and the Irish High Court sanctions the Scheme of Arrangement and confirms the related capital reduction, and if all of the other conditions to the Scheme of Arrangement are satisfied or (to the extent permitted) waived, we intend to deliver an office copy of the Irish High Court order sanctioning the Scheme of Arrangement and confirming the related capital reduction (the “Court Order”) and a copy of the minute required by section 86 of the Irish Companies Act in respect of the capital reduction to the Irish Registrar of Companies for registration within 21 days after the date the Court Order is made.

The Scheme of Arrangement and related capital reduction will become effective upon delivery of the Court Order to, and registration of the minute in respect of the related capital reduction by, the Irish Registrar of Companies (the time at which the Scheme of Arrangement becomes so effective is referred to hereafter as the “Effective Time”).

Weatherford-Ireland will arrange for delivery of the Court Order to, and registration of the minute in respect of the related capital reduction by, the Irish Registrar of Companies in order that the Effective Time will occur before the opening of trading of the Weatherford-Ireland ordinary shares on Nasdaq on the date of such delivery and registration. The Effective Time will depend on factors such as any postponement or adjournment of the Sanction Hearing. The Scheme of Arrangement is not expected to affect our stock exchange listing on Nasdaq. The Weatherford-US common stock is expected to be listed on Nasdaq under the symbol “WFRD,” the same symbol under which the Weatherford-Ireland ordinary shares are currently listed.

Pursuant to the Scheme of Arrangement and at the Effective Time:

1.	all of the existing Weatherford-Ireland ordinary shares (other than any Weatherford-Ireland ordinary shares held by Weatherford-US and, if applicable, its nominee(s)) will be cancelled;

2.

the issued share capital of Weatherford-Ireland will be increased to its former amount by the allotment and issue to Weatherford-US and/or its nominee(s) of such number of new Weatherford-Ireland ordinary shares equal to the number of Weatherford-Ireland ordinary shares cancelled and the reserve credit arising in the books of account of Weatherford-Ireland as a result of the cancellation shall be capitalized and applied in paying-up such new shares in full to their nominal value, such that, following such allotment and issue, the entire issued share capital of Weatherford-Ireland will be held by Weatherford-US and/or its nominee(s); and

3.

as consideration for the cancellation of the existing Weatherford-Ireland ordinary shares and the allotment and issue of the new Weatherford-Ireland ordinary shares to Weatherford-US, Weatherford-US shall issue and deliver to each Weatherford-Ireland shareholder whose shares are cancelled, one share of Weatherford-US common stock for each Weatherford-Ireland ordinary share owned by such shareholder.

As a result of the Scheme of Arrangement, each shareholder of Weatherford-Ireland (other than Weatherford-US and, if applicable, its nominee(s)) will receive one share of Weatherford-US common stock for each Weatherford-Ireland ordinary share owned by such shareholder. The members of the Board then in office will become the members of the board of directors of Weatherford-US (the “Weatherford-US Board”) at the Effective Time.

After the Effective Time, you will continue to own an interest in the ultimate parent holding company of the Weatherford group of companies, which will conduct the same business operations through its subsidiaries as conducted by Weatherford-Ireland through its subsidiaries before the Effective Time. The number of shares of Weatherford-US common stock you will own will be the same as the number of Weatherford-Ireland ordinary shares you owned prior to the Effective Time, and your relative ownership interest in Weatherford will remain unchanged.

As of the Voting Record Time, [●] Weatherford-Ireland ordinary shares were issued and outstanding.

Weatherford International plc — 2026 Shareholder Meetings 11

The actions contemplated by the Scheme of Arrangement, including the Scheme of Arrangement Proposal and the Conditional EGM Proposals are sometimes referred to herein as the “Redomestication.”

If, and only if, the Redomestication is consummated, it is intended that Weatherford-Ireland will be re-registered as a private company limited by shares.

The following diagram depicts our simplified organizational structure immediately before and after the Redomestication. The diagram omits certain immaterial details, including various direct and indirect subsidiaries of Weatherford-Ireland and other structural features of the organizational structure of the Weatherford group of companies, that are not necessary to an understanding of the Redomestication.

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QUESTIONS AND ANSWERS ABOUT THE REDOMESTICATION

The following questions and answers are intended to address briefly what we expect to be commonly asked questions regarding the proposed Redomestication. These questions and answers do not address all questions that may be important to you. Please refer to the more detailed information contained elsewhere in this Proxy Statement, its annexes and exhibits and the documents referred to or incorporated by reference in this Proxy Statement. For instructions on obtaining the documents incorporated by reference, see “Where You Can Find More Information.”

Q:	What am I being asked to vote on at the shareholder meetings regarding the proposed Redomestication?

A:	You are being asked to vote on the following matters related to the proposed Redomestication.

At the Scheme Meeting, to approve the Scheme of Arrangement Proposal, pursuant to which:

1.	all of the existing Weatherford-Ireland ordinary shares (other than any Weatherford-Ireland ordinary shares held by Weatherford-US and, if applicable, its nominee(s)) will be cancelled;
2.

the issued share capital of Weatherford-Ireland will be increased to its former amount by the allotment and issue to Weatherford-US and/or its nominee(s) of such number of new Weatherford-Ireland ordinary shares equal to the number of Weatherford-Ireland ordinary shares cancelled and the reserve credit arising in the books of account of Weatherford-Ireland as a result of the cancellation shall be capitalized and applied in paying-up such new shares in full to their nominal value, such that, following such allotment and issue, the entire issued share capital of Weatherford-Ireland will be held by Weatherford-US and/or its nominee(s); and

3.

as consideration for the cancellation of the existing Weatherford-Ireland ordinary shares and the allotment and issue of the new Weatherford-Ireland ordinary shares to Weatherford-US, Weatherford-US shall issue and deliver to each Weatherford-Ireland shareholder whose shares are cancelled, one share of Weatherford-US common stock for each Weatherford-Ireland ordinary share owned by such shareholder.

At the EGM (provided the Scheme of Arrangement Proposal has first been approved at the Scheme Meeting) pursuant to EGM Agenda Items 1-6:

•

to approve the Scheme of Arrangement by, and on behalf of, Weatherford-Ireland and to authorize the directors of Weatherford-Ireland to take all such actions as they consider necessary or appropriate to carry the Scheme of Arrangement into effect;

•	to approve a capital reduction under sections 84 to 86 of the Irish Companies Act to effect the cancellation of Weatherford-Ireland ordinary shares contemplated by the Scheme of Arrangement;

•	to approve the terms of the subscription, allotment and issue of one, or more, Weatherford-Ireland ordinary shares to Weatherford-US;

•

to approve the authorization of the directors of Weatherford-Ireland to allot and issue new Weatherford-Ireland ordinary shares to Weatherford-US and/or its nominee(s) in an amount equal to the number of Weatherford-Ireland ordinary shares cancelled in connection with the Scheme of Arrangement and to apply the reserve credit arising in the books of account of Weatherford-Ireland as a result of such cancellation in paying-up in full, to their nominal value, such number of new Weatherford-Ireland ordinary shares to be allotted and issued to Weatherford-US and/or its nominee(s) in the manner described in the Scheme of Arrangement;

•

to approve an amendment to the Weatherford-Ireland Articles so that any Weatherford-Ireland ordinary shares that are issued on or after the Voting Record Time to persons other than Weatherford-US or its nominee(s) will either be subject to the terms of the Scheme of Arrangement or will be immediately and automatically acquired by Weatherford-US and/or its nominee(s) for the Scheme Consideration (as defined below); and

•

to approve any motion by the chairperson of the meeting to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the resolutions proposed at the EGM.

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Please see “Scheme Meeting Agenda Item: The Scheme of Arrangement Proposal,” “EGM Agenda Item 1: The Scheme Implementation Proposal,” “EGM Agenda Item 2: The Capital Reduction Proposal,” “EGM Agenda Item 3: The Weatherford-US Allotment Proposal,” “EGM Agenda Item 4: The Scheme Allotment and Application of Reserves Proposal,” “EGM Agenda Item 5: The Articles Amendment Proposal,” and “EGM Agenda Item 6: The Adjournment Proposal” for more information about the meeting proposals.

Q:	Why is Weatherford proposing the Scheme of Arrangement and related transactions?

A:

The Board and the Company’s management undertake from time to time a review of the Company’s structure and operations, including the jurisdiction of incorporation of the ultimate Weatherford parent company. In 2025, the Board and the Company’s management team began considering a corporate reorganization with greater focus following various developments including changes to the Company’s financial condition, global footprint and critical mass in our Houston, Texas headquarters, together with changes to several applicable regulatory frameworks.

The Company believes the Redomestication will enhance shareholder value over the long-term through:

•	simplifying our corporate and operational structure, including to reduce or eliminate certain administrative, and compliance burdens as well as costs;

•	providing the possibility of a larger U.S. shareholder base and greater access to capital, including by broadening our potential lender base;

•	facilitating mergers and acquisitions activity that may enhance shareholder value;

•	adhering to a set of statutorily established principles of corporate governance; and

•	improving our ability to respond to and otherwise take advantage of developments in tax laws.

We believe these are compelling reasons to support the Redomestication. Please see “Scheme Meeting Agenda Item: The Scheme of Arrangement Proposal—Background and Reasons for the Redomestication.”

Q:	Why do you want to change Weatherford’s place of domicile from Ireland to the United States?

A:	In making its recommendation, the Board considered a number of factors, including those listed below:

We believe that the Redomestication will result in a simplified corporate structure, including aligning the country where we are incorporated with where our corporate headquarters are, which we believe will improve our operational and financial flexibility and reduce compliance costs. Redomesticating to the United States is expected to allow us to gain efficiencies in our corporate treasury, cash management, risk management and tax functions. We also believe the Redomestication will better align the place of incorporation of our ultimate parent entity with financing sources, including by providing us greater access to capital, by, among other things, broadening our potential lender base, when accessing U.S. capital markets for U.S. dollar denominated debt financing and lower expected debt service costs, and may also enhance and facilitate mergers and acquisition activity.

Additionally, centralizing the Company’s structure in the United States should allow us to eliminate unnecessary and redundant subsidiaries and associated costs, as well as eliminate unnecessary administrative cash management procedures and reduce transactional costs associated with intercompany cash flows. For instance, we expect to gain efficiencies through a more streamlined U.S.-based reporting structure by eliminating multiple and redundant regulatory reporting requirements, including the need to comply with certain corporate approvals and filings with Irish regulatory authorities in addition to our U.S. Exchange Act filings with the SEC. Please see “Scheme Meeting Agenda Item: The Scheme of Arrangement Proposal—Background and Reasons for the Redomestication.”

Q:	What vote of Weatherford-Ireland shareholders is required to approve the Redomestication proposals?

A:

The Scheme of Arrangement Proposal requires approval by the affirmative vote of a majority in number of Weatherford-Ireland registered shareholders (who, being entitled to do so, attend and vote, in person or by proxy, at the Scheme Meeting), representing at least 75% in value of the Weatherford-Ireland ordinary shares held by all Weatherford-Ireland registered shareholders so present and voting (in person or by proxy).

Approval of the Scheme Implementation Proposal, the Scheme Allotment and Application of Reserves Proposal and any Adjournment Proposal (if tabled) will be decided by “ordinary resolution,” which, in order to pass, require a simple

  14 Weatherford International plc — 2026 Shareholder Meetings

majority of the votes cast, in person or by proxy, to be cast “FOR” the relevant proposal. Approval of the Capital Reduction Proposal, the Weatherford-US Allotment Proposal and the Articles Amendment Proposal will be decided by “special resolution” which, in order to pass, require the affirmative vote of at least 75% of the votes cast, in person or by proxy, to be cast “FOR” the relevant proposal. Generally, abstentions and broker “non-votes” will not affect the voting results for any of the proposals under Irish law or Nasdaq rules.

Please see “Meeting and Voting Information—Quorum and Voting” for further information.

Q:	When do you expect the Redomestication to be consummated?

A:

We currently expect to complete the Redomestication, if the Scheme of Arrangement is approved and sanctioned, during the fourth quarter of 2026. The Redomestication may be abandoned by our Board for any reason prior to obtaining the sanction of the Irish High Court, even if the Redomestication has been approved by the requisite vote of the Weatherford-Ireland shareholders.

The Board may determine not to proceed with the Redomestication in its absolute discretion at any time and/or for any reason prior to the Scheme of Arrangement being sanctioned by the Irish High Court.

Please see “Scheme Meeting Agenda Item: The Scheme of Arrangement Proposal—Effective Time of the Redomestication” and “Scheme Meeting Agenda Item: The Scheme of Arrangement Proposal—Amendment, Termination or Delay.”

Q:	If all required approvals are obtained and conditions are satisfied or waived, is the Redomestication required to be consummated?

A:

The Redomestication may be abandoned by our Board at any time and/or for any reason prior to obtaining the sanction of the Irish High Court, even if the Redomestication has been approved by the requisite vote of the Weatherford-Ireland shareholders. However, once the Scheme of Arrangement is sanctioned by the Irish High Court, the Board will not have discretion under Irish law to subsequently refuse to consummate the Scheme of Arrangement without obtaining the prior approval of the Irish High Court.

Please see “Scheme Meeting Agenda Item: The Scheme of Arrangement Proposal—Amendment, Termination or Delay.”

Q:	Will the Redomestication affect Weatherford’s current or future operations?

A:	We believe that the Redomestication will have no material impact on how we conduct our day-to-day operations.

Q:	Will the Redomestication dilute my economic interest?

A:

No, the Redomestication will not dilute your economic interest in Weatherford. Immediately after the Redomestication, the number of issued and outstanding shares of Weatherford-US common stock will be the same as the number of issued and outstanding shares of Weatherford-Ireland immediately before the completion of the Redomestication. Weatherford-US will assume Weatherford-Ireland’s existing obligation to deliver shares under its equity incentive plan, warrants and other rights.

Q:	Will the Redomestication affect Weatherford’s ability to pay cash dividends?

A:

We currently do not expect the Redomestication to affect our previously announced dividend program, and expect to continue to pay cash dividends in the future, although changes in our dividend program may be considered in light of our results of operations, financial condition, contractual restrictions and capital requirements, and any other factors our Board may consider relevant. It is expected that Weatherford-US would pay (or cause to be paid) any dividends declared by Weatherford-Ireland prior to the Effective Time of the Scheme of Arrangement in connection with Weatherford-Ireland’s quarterly dividend program.

Q:	How will the Redomestication affect Weatherford’s financial reporting and the information Weatherford provides to its shareholders?

A:

Upon completion of the actions contemplated by the Scheme of Arrangement, we will remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and the applicable

Weatherford International plc — 2026 Shareholder Meetings 15

corporate governance rules of Nasdaq, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). We will continue to file reports on Forms 10-K, 10-Q and 8-K with the SEC, as we currently do. We will no longer be required to provide you with Irish statutory accounts prepared in accordance with Irish law.

Q:	How will Weatherford-US common stock differ from Weatherford-Ireland ordinary shares?

A:

Your rights as a holder of Weatherford-US common stock will be similar to your existing rights as a holder of Weatherford-Ireland ordinary shares. However, there are differences between what your rights as a shareholder will be under United States (particularly, Delaware) law and what they currently are as a shareholder under Irish law. In addition, there are differences between the organizational documents of Weatherford-US and Weatherford-Ireland.

We discuss these and other differences in detail under “Description of Weatherford-US Capital Stock” and “Comparison of Rights of Shareholders and Powers of the Board of Directors.” Weatherford-US’ amended and restated certificate of incorporation (the “Delaware Charter”) and amended and restated bylaws (“Bylaws”) will be substantially in the forms attached to this Proxy Statement as Annexes B and C, respectively.

Q:	What are the material tax consequences of the Redomestication to holders of Weatherford-Ireland ordinary shares?

A:

It is intended that holders of Weatherford-Ireland ordinary shares will not recognize gain or loss for U.S. federal income tax purposes in the Redomestication, but the consummation of the Redomestication is not conditioned upon the receipt of a tax opinion to that effect or a tax ruling from the U.S. Internal Revenue Service (the “IRS”) to that effect. Determining the actual tax consequences of the Redomestication to you may be complex and will depend on your specific situation. You should consult your tax advisor for a full understanding of the tax consequences of the Redomestication to you.

For Irish tax law purposes, holders of Weatherford-Ireland ordinary shares who are neither resident nor ordinarily resident in Ireland for Irish tax purposes should not be liable to Irish capital gains tax (“CGT”) or corporation tax on chargeable gains in the case of corporate holders of Weatherford-Ireland ordinary shares, on the cancellation of their Weatherford-Ireland ordinary shares in connection with the Scheme of Arrangement, unless such shares were used in or for the purposes of a trade carried on by the shareholder in Ireland through a branch or agency, or were used or held or acquired for use by or for the purposes of the branch or agency.

For a discussion of certain material U.S. federal and Irish tax consequences of the Redomestication to Weatherford’s shareholders and Weatherford, please see “Material Tax Considerations Relating to the Redomestication.”

Q:	If the Scheme of Arrangement is approved and consummated, do I have to take any action to cancel my Weatherford-Ireland ordinary shares and receive shares of Weatherford-US common stock?

A:

At the Effective Time, each Weatherford-Ireland shareholder will be issued one share of Weatherford-US common stock in place of each Weatherford-Ireland ordinary share cancelled pursuant to the Scheme of Arrangement.

Weatherford-Ireland ordinary shares are recorded in book-entry form on our share register which is kept and maintained by our transfer agent. At the Effective Time, the share registers of Weatherford-Ireland and Weatherford-US will be updated by our transfer agent to reflect the cancellation of the Weatherford-Ireland ordinary shares pursuant to the Scheme of Arrangement and the issuance of new shares of Weatherford-US common stock in their place.

If you hold your Weatherford-Ireland ordinary shares as a registered shareholder, your ownership of new shares of Weatherford-US common stock will be recorded in book-entry form by the transfer agent without the need for any additional action on your part.

If you hold your Weatherford-Ireland ordinary shares beneficially in “street name” through a bank, broker or other nominee within the facilities of the DTC, your ownership of new shares of Weatherford-US common stock will be recorded in book-entry form by your bank, broker or other nominee without the need for any additional action on your part (unless otherwise advised by your bank, broker or other nominee).

Please see “Scheme Meeting Agenda Item: The Scheme of Arrangement Proposal—Cancellation and Issuance of Shares.”

  16 Weatherford International plc — 2026 Shareholder Meetings

Q:	What will I receive for my Weatherford-Ireland ordinary shares?

A:	In the Redomestication, you will receive one share of Weatherford-US common stock for each Weatherford-Ireland ordinary share you hold and which is cancelled pursuant to the Scheme of Arrangement.

Q:	Can I trade Weatherford-Ireland ordinary shares between the date of this Proxy Statement and the effective time of the Redomestication?

A:	Yes. Weatherford-Ireland ordinary shares will continue to trade during this period.

Q:	After the Redomestication, where can I trade shares of Weatherford-US common stock?

A:

We intend to make application so that, following the Redomestication, the shares of Weatherford-US common stock will be listed on Nasdaq under the symbol “WFRD,” the same symbol under which the Weatherford-Ireland ordinary shares are currently listed.

Weatherford International plc — 2026 Shareholder Meetings 17

RISK FACTORS

Prior to making any decision as to whether or not to vote in favor of the Redomestication and the Scheme of Arrangement Proposal and the proposals described in EGM Agenda Items 1 through 5 and, if tabled, EGM Agenda Item 6 in this Proxy Statement, Weatherford-Ireland shareholders should carefully consider risk factors associated with holding shares of common stock of Weatherford-US, Weatherford’s business and the industry in which it operates, together with all other information contained in this Proxy Statement, including, in particular the risk factors described below.

You should carefully consider the following factors as well as the other information contained in and incorporated by reference into this Proxy Statement, including the risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2025 and any subsequent filings we make with the SEC prior to the date of the shareholder meetings. For information about Weatherford-Ireland’s filings incorporated by reference in this Proxy Statement, see the section entitled “Where You Can Find More Information.”

Risks Relating to Weatherford-Ireland’s Business

You should read and consider the risk factors specific to Weatherford-Ireland’s business that will continue to affect Weatherford-US after completion of the Redomestication. These risks include those described (A) under the heading “Risk Factors” in (i) our Annual Report on Form 10-K for the year ended December 31, 2025, which are each incorporated by reference into this Proxy Statement, and (ii) in other documents that are incorporated by reference into this Proxy Statement, and (B) in any subsequent filings we make with the SEC prior to the date of the shareholder meetings.

Risks Relating to Weatherford-US

Certain of your rights as a Weatherford shareholder will change as a result of the Scheme of Arrangement due to differences between applicable United States (particularly, Delaware) law and Irish law.

Because of differences between applicable United States (particularly, Delaware) law and Irish law, if the Scheme of Arrangement is consummated, certain of your rights as a Weatherford shareholder will change. The governing documents of Weatherford-US will provide the stockholders and Weatherford-US Board with many similar rights and powers as currently provided under Weatherford-Ireland’s governing documents; nevertheless, Weatherford-US’ governing documents, both in form and substance, and your rights as a Weatherford-US stockholder, will differ. Further, although not reflected in the Delaware Charter or Bylaws, because Weatherford-US will not be incorporated in Ireland, if the Redomestication is consummated, attempted takeovers of Weatherford-US would not, as a matter of law, be subject to the Irish Takeover Panel Act, 1997, Takeover Rules, 2022 (the “Irish Takeover Rules”) nor supervision by the Irish Takeover Panel. A discussion of material differences in shareholder rights between Weatherford-Ireland and Weatherford-US is included in detail under “Description of Weatherford-US Capital Stock,” and “Comparison of Rights of Shareholders and Powers of the Board of Directors.” Weatherford-US’ Delaware Charter and Bylaws will be substantially in the forms attached to this Proxy Statement as Annexes B and C, respectively.

Provisions in the Delaware Charter and Bylaws could impact change in control transactions.

In addition to protections afforded under the Delaware General Corporation Law (the “DGCL”), the Delaware Charter and Bylaws will contain provisions that could have the effect of delaying or preventing changes in control or changes in management or the Weatherford-US Board. These provisions include:

•

authorizing the Weatherford-US Board to issue preferred stock from time to time in one or more series, on such terms as may be determined by the Weatherford-US Board, without the approval of our stockholders;

•

providing that all vacancies occurring on the Weatherford-US Board, including newly created directorships, may, except as otherwise required by law or, if applicable, the rights of holders of a series of preferred stock, may be filled only by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director;

•

providing that, subject to the rights of the holders of any series of preferred stock, any action required or permitted to be taken by the stockholders of Weatherford-US must either be effected at a duly called annual or special meeting of stockholders of Weatherford-US or be effected without a meeting, without prior notice, and without a vote, by a consent or consents, setting forth the action so taken, signed by all of the stockholders entitled to vote with respect to the action that is the subject of the consent;

  18 Weatherford International plc — 2026 Shareholder Meetings

•

providing that special meetings of the stockholders may be called only by the Weatherford-US Board (pursuant to a resolution adopted by the affirmative vote of a majority of the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships) or stockholders holding at least 25% of the outstanding shares of common stock;

•	no provisions permitting cumulative voting in the election of directors;

•	establishing advance notice provisions for stockholder proposals and nominations for elections to the Weatherford-US Board to be acted upon at meetings of stockholders;

•	providing that the Weatherford-US Board is expressly authorized to adopt, amend or repeal the Bylaws; and

•

being subject to Section 203 of the DGCL, which prohibits us from engaging in a business combination with a person who acquires at least 15% of the outstanding shares of Weatherford-US for a period of three years from the date such person acquired such shares of common stock unless certain board or stockholder approval is obtained prior to the acquisition, subject to certain exceptions.

There has been no public trading for the shares of Weatherford-US common stock on Nasdaq prior to the Redomestication, and the market for the Weatherford-US common stock after the Redomestication may differ from the market for the Weatherford-Ireland ordinary shares.

We intend to list Weatherford-US common stock on Nasdaq under the symbol “WFRD,” the same trading symbol used for the Weatherford-Ireland ordinary shares prior to the consummation of the Redomestication. The market price, trading volume or volatility of the Weatherford-US common stock could be different from those of the Weatherford-Ireland ordinary shares. Although the Weatherford-Ireland ordinary shares have been listed on Nasdaq since June of 2021, there has been no public trading market for the shares of Weatherford-US common stock. Following the listing of the shares of Weatherford-US common stock on Nasdaq, there can be no assurance that the trading market for such shares will continue to be as active or liquid as was the trading market for the Weatherford-Ireland ordinary shares prior to the Redomestication, or that the trading price of the shares of Weatherford-US common stock following the Redomestication may not be effectively lower than the trading price of the Weatherford-Ireland ordinary shares.

The Bylaws will designate federal district courts of the United States as the exclusive forum for Securities Act claims, which could limit stockholders’ ability to obtain their preferred judicial forum for disputes with Weatherford-US.

The Bylaws will provide that, unless Weatherford-US consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. This choice of forum provision may limit a stockholder’s ability to bring a Securities Act claim in their preferred judicial forum and may discourage lawsuits with respect to such claims. Alternatively, if a court were to find this provision of the Bylaws inapplicable to, or unenforceable in respect of, Securities Act claims, Weatherford-US may incur additional costs associated with resolving such matters in other jurisdictions, which could adversely affect its business, financial condition or operating results.

Risks Relating to the Redomestication

The anticipated benefits of the Redomestication may not be realized.

We may not realize the benefits we anticipate from the Redomestication, particularly as the achievement of the cost savings and other benefits, some of which are subject to factors that we do not and cannot control, including the reaction of foreign governments, agencies, or third parties with whom we enter into contracts and do business, and the reaction of investors. Our failure to realize those benefits could have a material and adverse effect on our business, results of operations or financial condition.

Please see “Scheme Meeting Agenda Item: The Scheme of Arrangement Proposal—Background and Reasons for the Redomestication.”

If the Irish High Court does not sanction the Scheme of Arrangement, Weatherford-Ireland will not have the ability to effect the Redomestication.

We cannot proceed with the Redomestication unless the Irish High Court sanctions the Scheme of Arrangement after conducting the Sanction Hearing. Assuming that the Weatherford-Ireland shareholders approve the Scheme of

Weatherford International plc — 2026 Shareholder Meetings 19

Arrangement Proposal and each of the Conditional EGM Proposals by the requisite majority votes required by the Irish Companies Act, we are not aware of any reason why the Irish High Court would not sanction the Scheme of Arrangement. Nevertheless, the Irish High Court’s sanction is a matter for its discretion and there can be no assurance if or when such sanction will be obtained.

If the Irish High Court does not sanction the Scheme of Arrangement, Weatherford-Ireland will be unable to effect the Redomestication as contemplated under the Scheme of Arrangement (even if the requisite shareholders have approved the Scheme of Arrangement). In addition, the Irish High Court may impose such conditions, modifications or amendments as it deems appropriate in relation to the Scheme of Arrangement, but it would be unlikely to approve, or impose, any modifications, additions or conditions to the Scheme of Arrangement which might be material to the interests of the shareholders of Weatherford-Ireland. If such conditions, modifications or amendments are imposed by the Irish High Court, Weatherford will be unable to effect the Redomestication without amending the Scheme of Arrangement, which, depending on the nature of such conditions, modifications or amendments might require new shareholder approvals. In addition, it is likely that Weatherford may determine to terminate the Scheme of Arrangement and not proceed with the Redomestication if any condition, modification or amendment that is imposed on us is deemed by the Board to be adverse to Weatherford.

Please see “Scheme Meeting Agenda Item: The Scheme of Arrangement Proposal—Court Sanction of the Scheme of Arrangement.”

The Redomestication may not allow us to maintain a competitive worldwide effective corporate tax rate.

We believe the Redomestication should permit us to maintain a competitive worldwide effective tax rate. However, we cannot provide any assurance as to what our worldwide effective tax rate will be after the Redomestication because of, among other things, uncertainty regarding the amount of business activities in any particular jurisdiction in the future and changes to the tax laws of such jurisdictions. Our actual worldwide effective tax rate may vary from our expectation and that variation may be material.

The Redomestication will result in additional direct and indirect costs, even if it is not consummated.

We will incur additional costs and expenses in connection with and as a result of the Redomestication. These costs and expenses include professional fees to comply with Delaware corporate laws and financial reporting requirements, as well as any additional costs we may incur going forward as a result of our new corporate structure. In addition, we have incurred and expect to incur further legal, accounting, filing and possible other fees and mailing, financial printing and other expenses in connection with the Redomestication, even if the Scheme of Arrangement Proposal is not approved or the Redomestication is not consummated.

We will incur additional costs and expenses in connection with and as a result of the Redomestication. We either have or expect to further incur attorneys’ fees, accountants’ fees, financial advisory fees, filing and other regulatory fees, mailing expenses, proxy solicitation fees and financial printing expenses in connection with the Redomestication, even if the Scheme of Arrangement Proposal is not approved or the Redomestication is not consummated. If the Redomestication is approved and consummated, we expect to incur additional costs going forward as a result of our new corporate structure. The Redomestication also may negatively affect us by diverting attention of our management and employees from our operating business during the period of implementation and by increasing certain other administrative costs and expenses.

We may choose to abandon or defer the Redomestication at any time.

The Redomestication may be abandoned, at any time or for any reason prior to the Sanction Hearing, by action of the Board. While we currently expect the Effective Time to take place soon after the Sanction Hearing, the Effective Time will not occur until an order of the Irish High Court approving the Scheme of Arrangement is delivered to, and a minute required by section 86 of the Irish Companies Act in respect of the share capital reduction is registered by, the Irish Registrar of Companies. In addition the Board may seek to defer the application to the Irish High Court to approve the Scheme of Arrangement until the latest of [March 31, 2027] (or such later date as the Irish High Court has allowed) or may abandon the Redomestication before the Sanction Hearing for economic, strategic or other reasons, including if adverse conditions are imposed on the Redomestication by the Irish High Court. It is likely that Weatherford-Ireland may determine to terminate the Scheme of Arrangement and not proceed with the Redomestication if any condition, modification or amendment is imposed on us that is adverse to Weatherford.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement includes, and other filings made by us with the SEC and our releases issued to the public contain, various statements relating to future financial performance and results, including certain projections, business trends and other statements that are not historical facts. These statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “seek,” “estimate,” “budget,” “intend,” “strategy,” “plan,” “propose,” “guidance,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, although not all forward-looking statements contain these identifying words.

Forward-looking statements reflect our beliefs and expectations based on current estimates and projections. While we believe these expectations, and the estimates and projections on which they are based, are reasonable and were made in good faith, these statements are subject to numerous risks and uncertainties. Accordingly, our actual outcomes and results may differ materially from what we have expressed or forecasted in the forward-looking statements. Furthermore, from time to time, we update the various factors we consider in making our forward-looking statements and the assumptions we use in those statements. However, we undertake no obligation to correct, update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required under federal securities laws. The following sets forth various assumptions we use in our forward-looking statements, as well as risks and uncertainties relating to those statements. Certain of the risks and uncertainties may cause actual results to be materially different from projected results contained in forward-looking statements in this Proxy Statement and in our other disclosures. These risks and uncertainties include, but are not limited to, those described under “Risk Factors,” “Scheme Meeting Agenda Item: The Scheme of Arrangement Proposal—Reasons for the Redomestication” and elsewhere in this Proxy Statement, and the following:

•

our ability to obtain approval of the Weatherford-Ireland shareholders and the sanction of the Irish High Court for, and to satisfy the other conditions to, the Redomestication within the expected timeframe or at all;

•	our ability to realize the expected benefits from the Redomestication;

•	the occurrence of difficulties in connection with the Redomestication;

•	any costs related to, including any unanticipated costs in connection with, the Redomestication;

•	the outcome of any legal proceedings that may be instituted against us following announcement of the Redomestication and related transactions;

•	our ability to maintain the listing of our common stock on Nasdaq following the Redomestication;

•	the risk that the Redomestication disrupts current plans and operations;

•	the risk that shareholders may recognize gain or other income with respect to their shares at the Effective Time;

•

any changes in tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by the tax authorities in Ireland, the United States and other jurisdictions following the Redomestication;

•	the future financial performance of Weatherford following the Redomestication, including our anticipated growth rate and market opportunity;

•	changes in shareholders’ rights as a result of the Redomestication;

•	our ability to adapt to operating under the laws of the State of Delaware;

•	our ability to continue to pay cash dividends, and the amount and timing of any cash dividends, following the Redomestication;

•	business uncertainties while the Redomestication is pending;

•	the risk that the Board may defer or abandon the Redomestication;

•	changes in general political, economic and competitive conditions and specific market conditions; and

•	adverse changes in the oil and gas industry.

Finally, our future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in the documents that we incorporate by reference into this Proxy Statement (including, without limitation, the “Risk Factors” sections of our applicable Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q), and our filings with the SEC under the Securities Act and the Exchange Act and other documents on file with the SEC prior to the date of the shareholder meetings. For additional information regarding risks and uncertainties, see “Where You Can Find More Information.”

Weatherford International plc — 2026 Shareholder Meetings 21

SCHEME MEETING AGENDA ITEM: THE SCHEME OF ARRANGEMENT PROPOSAL

The Board recommends that you vote “FOR” this proposal at the Scheme Meeting.

PARTIES TO THE REDOMESTICATION

Weatherford International plc: Weatherford International plc (or Weatherford-Ireland) is our current Irish public holding company and the parent of the Weatherford group of companies. We are a leading global energy services company providing equipment and services used in the drilling, evaluation, well construction, completion, production, intervention, and responsible abandonment of wells in the oil and natural gas exploration and production industry as well as new energy platforms. We conduct business in approximately 75 countries, answering the challenges of the energy industry with 295 operating locations including manufacturing, research and development, service, and training facilities. The registered office of Weatherford-Ireland is located at 70 Sir John Rogerson’s Quay, Dublin 2, D02 R296, Ireland.

Weatherford International Corp: Weatherford International Corp (or Weatherford-US) is a corporation newly formed under Texas law that subsequently converted to a Delaware corporation, and is an indirect, wholly-owned subsidiary of Weatherford-Ireland. Weatherford-US has only nominal assets and liabilities, and has not engaged in any business or other activities other than in connection with its formation and transactions contemplated hereby. If the Scheme of Arrangement is consummated, Weatherford-US will become the ultimate parent holding company of the Weatherford group of companies. Prior to the Redomestication, Weatherford-US will not engage in any business or other activities other than in connection with its formation and the Redomestication.

Following the Effective Time, the holders of Weatherford-Ireland ordinary shares will own shares of common stock in Weatherford-US. The registered office of Weatherford-US will be located at c/o The Corporation Trust Company 1209 Orange Street, Corporation Trust Center, Wilmington, DE 19801.

THE SCHEME OF ARRANGEMENT

Pursuant to the Scheme of Arrangement and at the Effective Time:

1.	all of the existing Weatherford-Ireland ordinary shares (other than any Weatherford-Ireland ordinary shares held by Weatherford-US and, if applicable, its nominee(s)) will be cancelled;

2.

the issued share capital of Weatherford-Ireland will be increased to its former amount by the allotment and issue to Weatherford-US and/or its nominee(s) of such number of new Weatherford-Ireland ordinary shares equal to the number of Weatherford-Ireland ordinary shares cancelled and the reserve credit arising in the books of account of Weatherford-Ireland as a result of the cancellation shall be capitalized and applied in paying-up such new shares in full to their nominal value, such that, following such allotment and issue, the entire issued share capital of Weatherford-Ireland will be held by Weatherford-US and/or its nominee(s); and

3.

as consideration for the cancellation of the existing Weatherford-Ireland ordinary shares and the allotment and issue of the new Weatherford-Ireland ordinary shares to Weatherford-US, Weatherford-US shall issue and deliver to each Weatherford-Ireland shareholder whose shares are cancelled, one share of Weatherford-US common stock for each Weatherford-Ireland ordinary share owned by such shareholder.

As a result of the Scheme of Arrangement, each shareholder of Weatherford-Ireland (other than Weatherford-US and, if applicable, its nominee(s)) will receive one share of Weatherford-US common stock for each Weatherford-Ireland ordinary share owned by such shareholder. The members of the Board then in office will become the members of the Weatherford-US Board at the Effective Time.

There are several steps required to effect the Scheme of Arrangement and the Redomestication, including holding the Scheme Meeting and the EGM.

•

The Scheme Meeting is being convened by our Board pursuant to section 450(1) of the Irish Companies Act to afford the Weatherford-Ireland shareholders an opportunity to consider and vote in respect of the Scheme of Arrangement Proposal as required by Irish law.

•	The EGM is being convened by our Board in order to obtain shareholder approval of each of the Conditional EGM Proposals.

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If the Scheme of Arrangement Proposal and each of the Conditional EGM Proposals are approved by the shareholders and the other conditions to the Scheme of Arrangement have been satisfied or (to the extent permitted) waived and we do not abandon the Scheme of Arrangement, we will seek the Irish High Court’s sanction of the Scheme of Arrangement and confirmation of the related capital reduction.

If we obtain the requisite approvals from our shareholders and the Irish High Court sanctions the Scheme of Arrangement and confirms the related capital reduction, and if all of the other conditions to the Scheme of Arrangement are satisfied or (to the extent permitted) waived, we intend to deliver an office copy of the Court Order and a copy of the minute required by section 86 of the Irish Companies Act in respect of the related capital reduction to the Irish Registrar of Companies for registration within 21 days after the date the Court Order is made.

The Scheme of Arrangement and related capital reduction will become effective upon delivery of the Court Order to, and registration of the minute in respect of the related capital reduction by, the Irish Registrar of Companies. Weatherford-Ireland will arrange for delivery of the Court Order to, and registration of the minute in respect of the related capital reduction by, the Irish Registrar of Companies in order that the Effective Time will occur before the opening of trading of the Weatherford-Ireland ordinary shares on Nasdaq on the date of such delivery and registration.

Immediately following the Effective Time, you will continue to own an interest in the ultimate parent holding company of the Weatherford group of companies, which will conduct the same business operations through its subsidiaries as conducted by Weatherford-Ireland through its subsidiaries before the Effective Time. The number of Weatherford-US common stock you will own will be the same as the number of Weatherford-Ireland ordinary shares you owned prior to the Effective Time, and your relative ownership interest in Weatherford will remain unchanged.

COURT SANCTION OF THE SCHEME OF ARRANGEMENT

Pursuant to section 453 of the Irish Companies Act, the Scheme of Arrangement must be sanctioned by the Irish High Court. This necessitates an application to the Irish High Court by Weatherford-Ireland. Such application commences upon Weatherford-Ireland filing an originating notice of motion with the Irish High Court. Sworn evidence together with supporting documentation will be put before the Irish High Court as part of the application for an order sanctioning the Scheme of Arrangement and confirming the related capital reduction. Subject to the shareholders approving the Scheme of Arrangement Proposal and each of the Conditional EGM Proposals by the relevant majorities required by the Irish Companies Act, we intend to apply to the Irish High Court as soon as reasonably practicable after the conclusion of the shareholder meetings for an order fixing the date and time of the Sanction Hearing.

At the Sanction Hearing, the Irish High Court may impose such conditions, modifications and amendments as it deems appropriate in relation to the Scheme of Arrangement. The Scheme of Arrangement contains a provision for Weatherford-Ireland and Weatherford-US jointly to consent on behalf of all concerned to any modifications, additions or conditions to the Scheme of Arrangement. The Irish High Court would be unlikely to approve of, or impose, any modifications, additions or conditions to the Scheme of Arrangement which might be material to the interests of the shareholders of Weatherford-Ireland unless such shareholders were informed of any such modification, addition or condition. It would be a matter for the Irish High Court to decide, in its discretion, whether or not a further meeting of Weatherford-Ireland shareholders should be held in respect of any such modifications, additions or conditions. Similarly, if a modification, addition or condition is put forward which, in the opinion of the Board, is of such a nature or importance as to require the consent of the shareholders of Weatherford-Ireland at a further meeting, the Board will not take the necessary steps to make the Scheme of Arrangement effective unless and until such consent is obtained.

Subject to the Irish High Court, the current expectation is that the Sanction Hearing will occur in the fourth quarter of 2026.

Interested parties may appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the sanctioning of the Scheme of Arrangement and/or confirmation of the capital reduction. Weatherford-Ireland will not object to the participation in the Sanction Hearing by any person who holds shares through a bank, broker or other nominee or by any other person with a legitimate interest in the proceedings and all such persons will have a right to participate.

Assuming that the Weatherford-Ireland shareholders approve the Scheme of Arrangement Proposal and each of the Conditional EGM Proposals by the requisite majority votes required by the Irish Companies Act, we are not aware of any reason why the Irish High Court would not sanction the Scheme of Arrangement. Nevertheless, the Irish High Court’s sanction is a matter for its discretion and there can be no assurance if or when such sanction will be obtained.

Weatherford International plc — 2026 Shareholder Meetings 23

If the Weatherford-Ireland shareholders approve the Scheme of Arrangement Proposal and each of the Conditional EGM Proposals (and we do not abandon the Scheme of Arrangement), then Weatherford-Ireland will apply for sanction of the Scheme of Arrangement at the Sanction Hearing. We encourage you to read the Scheme of Arrangement in its entirety for a complete understanding of its terms and conditions. The Scheme of Arrangement will be substantially in the form attached as Annex A to this Proxy Statement.

The Scheme of Arrangement and related capital reduction will become effective upon delivery of the Court Order to, and registration of the minute in respect of the related capital reduction by, the Irish Registrar of Companies. Weatherford-Ireland will arrange for delivery of the Court Order to, and registration of the minute in respect of the related capital reduction by, the Irish Registrar of Companies in order that the Effective Time will occur before the opening of trading of the Weatherford-Ireland ordinary shares on Nasdaq on the date of such delivery and registration.

Once the Scheme of Arrangement is effective, the Irish High Court will have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or is connected with the terms of the Scheme of Arrangement or its implementation or out of any action taken or omitted to be taken under the Scheme of Arrangement or in connection with the administration of the Scheme of Arrangement.

Please see “—Conditions to Completion of the Redomestication” below for more information on the conditions to the Redomestication.

BACKGROUND AND REASONS FOR THE REDOMESTICATION

Background of the Redomestication

The Board and the Company’s management undertake from time to time a review of the Company’s structure and operations, including the jurisdiction of incorporation of the ultimate Weatherford parent company. We have been considering a redomestication or similar transaction for several years, but in 2025, the Board and the Company’s management team began considering a corporate reorganization with greater focus following various developments, including changes to the Company’s financial condition and global footprint, together with changes to several applicable regulatory frameworks.

The Company previously proposed a redomestication to Texas. The related proposals received support in excess of 60% of votes cast at prior shareholder meetings; however, certain of the proposals did not receive the requisite 75% support needed to pass. In connection with the Texas proposals, the Company actively engaged with shareholders and had productive discussions with institutions holding approximately 42.38% of our shares. After taking their feedback into consideration, the Board determined that proposing a Redomestication to Delaware would be appropriate.

The Company believes the Redomestication, and certain related corporate restructuring steps at a subsidiary level, will enhance shareholder value over the long-term through:

•	simplifying our corporate and operational structure, including to reduce or eliminate certain administrative, and compliance burdens as well as costs,

•	providing the possibility of a larger U.S. shareholder base and greater access to capital, including by broadening our potential lender base,

•	facilitating mergers and acquisition activity that may enhance shareholder value,

•	adhering to a set of well established principles of corporate governance and

•	improving our ability to respond to and otherwise take advantage of developments in tax laws.

The expected financial benefits for Weatherford are estimated to be approximately $20 million to $30 million in annual cash savings to Weatherford beginning in 2027, if the Redomestication and related corporate restructuring is completed in 2026. Additionally, we view the Redomestication transactions as fundamental to achieving our long-term goal of approximately 50% annual adjusted free cash flow conversion.* We believe these are compelling reasons to support the

* Adjusted free cash flow conversion is a non-GAAP measure that is calculated by dividing adjusted free cash flow by adjusted EBITDA. Management believes adjusted free cash flow conversion is useful to assess the level of normalized liquidity generated in the operating cycle. Adjusted free cash flow conversion should be considered in addition to, but not as a substitute for the GAAP measures cash flows provided by operating activities and consolidated net income for the respective components, and should be viewed in addition to the Company’s reported results prepared in accordance with GAAP. The statement of adjusted free cash flow conversion above is a statement of Weatherford’s long-term goal, rather than a statement as to expected future performance.

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Redomestication. The Company expects these annual cash savings to be driven primarily by three sources: approximately 60% from accessing certain existing tax attributes through a more efficient U.S.-led structure; approximately 25% from the ability to deduct the entire interest expense on the Company’s outstanding senior notes, rather than only the portion permitted under its current structure; and approximately 15% from the elimination of duplicative audit, legal, regulatory and compliance costs associated with operating under Irish, E.U. and U.S. governance frameworks.

Reasons for the Redomestication

In making its recommendation, the Board considered a number of factors, including those listed below:

•

Simplified Corporate Structure, Streamlined Reporting Requirements, and Increased Business Efficiencies: We believe that the Redomestication will result in a simplified corporate structure, including aligning the country where we are incorporated with where our corporate headquarters is, which we believe will improve our operational and financial flexibility and reduce compliance costs. For instance, we expect to gain efficiencies through a more streamlined U.S.-based reporting structure by eliminating multiple and redundant regulatory reporting requirements, including the need to comply with certain corporate approvals and filings with Irish regulatory authorities in addition to our U.S. Exchange Act filings with the SEC. Eliminating the Company’s Irish annual reporting and approval requirements will free up internal resources focused on these efforts and reduce costs associated with the Company’s external advisors and auditors. Additionally, centralizing the structure in the United States should allow us to eliminate unnecessary and redundant subsidiaries and associated costs, as well as eliminate unnecessary administrative cash management procedures and reduce transactional costs associated with intercompany cash flows. We expect this change in alignment to position us to accelerate innovation, expand our capabilities, and continue delivering differentiated value across the global energy sector, while generating greater returns for our shareholders.

•

Enhanced Attractiveness to a Larger U.S. Shareholder and Lender Base: We believe being domiciled in the U.S. will help us attract a broader range of investors in the U.S., as some U.S. funds and investment vehicles are limited to U.S. holdings. We also believe it will provide us with greater capital management flexibility, as well as enhance and facilitate mergers and acquisition activity. Because the U.S. capital markets are the largest in the world in terms of market capitalization and trading volume, which may lead to a stronger valuation over time and improve liquidity in trading of shares, lower cost of capital and enhance shareholder value. Redomesticating to the United States is expected to allow us to gain efficiencies in our corporate treasury, cash management, risk management and tax functions. We also believe the Redomestication will better align the place of incorporation of our ultimate parent entity with financing sources, including by providing us greater access to capital, by, among other things, broadening our potential lender base, when accessing U.S. capital markets for U.S. dollar denominated debt financing and lower expected debt service costs.

Despite our U.S. listing, our foreign domicile can create structural barriers, including limiting participation from certain funds and mandates and creating confusion for investors seeking U.S.-focused exposure. We have heard directly from shareholders that these factors can influence portfolio construction decisions. By moving to a U.S. domicile, we expect to remove these constraints, broaden our potential investor and lender base, and position Weatherford more competitively within the U.S. capital markets. A U.S. domicile also provides funding opportunities not currently available to us, such as U.S. funded grants and programs and funding issued by the Export-Import Bank of the United States.

•

Positioned to Better Respond to Global Tax Developments: Recent global tax developments have given rise to increased focus on companies’ global tax footprints. Additionally, U.S. tax policy, as reaffirmed by the “One Big Beautiful Bill,” creates various incentives for domesticating in the U.S. By aligning our country of incorporation with our primary corporate and business functions and making the U.S. our primary governing and regulating jurisdiction, we believe that we will more fully benefit from planning opportunities, including the deferred tax assets on our balance sheet and other tax attributes, while reducing risks associated with foreign tax authority challenges stemming from these and other potential changes. Additionally, we believe the Redomestication would provide an avenue for us to deduct the entire interest expense on our outstanding senior notes, instead of only the portion allowed under our present structure.

Additionally, as a global company, the return of capital to shareholders through dividends and share repurchases is funded from revenues received around the world. Moving to the U.S. will allow us to continue to repatriate those

Weatherford International plc — 2026 Shareholder Meetings 25

funds from the jurisdictions in which they are received in a more tax-efficient manner and allow us to maximize the capital available to be returned to shareholders and used for other strategic objectives. Ultimately, the Redomestication recognizes that the additional complexity and compliance costs of our foreign structure outweigh the limited remaining tax benefits.

•

Increased Potential to Facilitate Mergers and Acquisitions: We believe that being domesticated in the U.S. will enhance shareholder value by enabling us to engage with potential acquisition partners more effectively and efficiently, removing Irish regulatory requirements that could, in certain circumstances, pose delay or regulatory procedural hurdles in an otherwise advantageous transaction, and will allow us potentially, when appropriate or necessary, to use Weatherford-US shares as consideration in acquisitions given that shares of a U.S.-domesticated company may be more attractive to the shareholders of possible acquisition targets. Optimizing our portfolio through M&A is a key component of our capital allocation framework. Redomesticating to the U.S. will remove the complex, expensive and time-consuming redundancies created by complying with both Irish and U.S. laws in M&A transactions. Issuing shares as consideration in mergers can be burdensome under Irish requirements on the shareholders receiving those shares and, in some cases, imposes an additional 1% stamp duty when those shares are resold. Combined with the more limited transaction structures currently available under Irish law, which in certain situations include obtaining sanction from the Irish High Court or involve supervision by the Irish Takeover Panel, these constraints can make Weatherford a less attractive counterparty versus U.S.-domiciled peers. Moving to a U.S. domicile removes these barriers, streamlining execution, reducing costs, improving flexibility, and accelerating timelines, so we can move faster, compete more effectively, and consistently capture value from strategic opportunities.

•

Well-Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and to the conduct of a corporation’s board of directors, such as under the business judgment rule and other standards. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law provides clarity and predictability to many areas of corporate law. Further, U.S. investors and securities professionals are generally more familiar with Delaware corporations, and the laws governing such corporations, increasing their level of comfort with Delaware corporations relative to other jurisdictions. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs. Moreover, Delaware’s vast body of law on the fiduciary duties of directors provides appropriate protection for the Company’s shareholders from possible abuses by directors and officers. Delaware corporate governance principles are also more closely aligned with Nasdaq listing standards and SEC governance requirements than governance principles under Irish law, thereby eliminating the requirement to comply with multiple, less aligned regulatory regimes.

The Redomestication is to be effected through a Scheme of Arrangement under Irish law. If the requisite shareholder approvals are obtained in favor of the Scheme of Arrangement, prior to the closing of the Redomestication, the Scheme of Arrangement must also be sanctioned by the Irish High Court at a court hearing at which interested parties may appear (including Weatherford-Ireland shareholders) in person or by counsel. Further, in order for the Company to rely on the exemption from registration of the Weatherford-US shares provided for under Section 3(a)(10) of the Exchange Act and related SEC guidance, the Irish High Court will be required to find that the Scheme of Arrangement is fair to Weatherford-Ireland’s shareholders. The involvement of the Court and the related requirements under the Exchange Act are of additional benefit and protection to Weatherford-Ireland’s shareholders in this process.

In the course of its deliberations, the Board, in consultation with management and after considering information and advice provided by our financial, legal, accounting and tax advisors, also considered a variety of risks (as described in greater detail under the heading “Risk Factors”) and other potentially negative factors relating to the Redomestication, including the following:

•	the Redomestication is conditional, and the conditions may not be satisfied;

•	Weatherford may fail to realize all or a portion of the perceived benefits of the Redomestication, including any cost savings or efficiencies or reduction in litigation;

•	favorable tax and other regulatory treatment in the U.S. may change over time and cause some of the benefits of the Redomestication to be temporary or not realized at all;

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•	Weatherford’s business may be impacted by the uncertainty associated with the Redomestication;

•	while not currently expected, the Redomestication could result in material tax consequences for Weatherford;

•	there may be unanticipated governmental or regulatory reviews, levies or assessments related to the Redomestication in jurisdictions where the Company does business;

•	the Redomestication will result in loss of “inverted” tax status and introduce substantial tax and legal barriers to leaving the U.S. again if tax systems change;

•	Weatherford has and will continue to allocate time and resources to implementing the Redomestication and incur non-recurring costs related to the Redomestication; and

•	completion of the Redomestication may trigger certain provisions in agreements to which Weatherford is a party.

The foregoing description of the information and factors considered by the Board includes the principal positive and negative factors considered by them, but is not intended to be exhaustive and does not include all of the factors considered, and, in view of the number and complexity of factors considered by the Board, the Board did not find it practicable to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors considered by them in making their recommendations (and individual members of the Board may have given different weights to different factors). The Board reached their recommendation based on the totality of the information presented to, and considered by, them through their deliberations.

AMENDMENT, TERMINATION OR DELAY

At the Sanction Hearing, the Irish High Court may impose such conditions, modifications and amendments as it deems appropriate in relation to the Scheme of Arrangement. The Scheme of Arrangement contains a provision for Weatherford-Ireland and Weatherford-US jointly to consent on behalf of all concerned to any modifications, additions or conditions to the Scheme of Arrangement. The Irish High Court would be unlikely to approve of, or impose, any modifications, additions or conditions to the Scheme of Arrangement which might be material to the interests of the shareholders of Weatherford-Ireland unless such shareholders were informed of any such modification, addition or condition. It would be a matter for the Irish High Court to decide, in its discretion, whether or not a further meeting of Weatherford-Ireland shareholders should be held in respect of any such modifications, additions or conditions. Similarly, if a modification, addition or condition is put forward which, in the opinion of the Board, is of such a nature or importance as to require the consent of the shareholders of Weatherford-Ireland at a further meeting, the Board will not take the necessary steps to make the Scheme of Arrangement effective unless and until such consent is obtained.

The Board may abandon the Scheme of Arrangement and the Redomestication, seek to delay the Redomestication or engage in corporate restructuring related to the Redomestication at any time prior to the Sanction Hearing, without obtaining the approval of Weatherford-Ireland’s shareholders, even though the Scheme of Arrangement may have been approved by the requisite vote of the shareholders and all other conditions to the Redomestication may have been satisfied or (to the extent permitted) waived for any reason (including legal, tax and regulatory reasons arising from the Redomestication).

Unless the Scheme of Arrangement has become effective on or before [March 31, 2027] (unless extended with the approval of the Irish High Court), the Scheme of Arrangement will lapse by its terms and not come into effect.

CONDITIONS TO THE SCHEME OF ARRANGEMENT AND COMPLETION OF THE REDOMESTICATION

The Redomestication will not be consummated unless the following conditions to the Scheme of Arrangement are satisfied:

1.

the Scheme of Arrangement having been approved at the Scheme Meeting by a majority in number of Weatherford-Ireland registered shareholders (who, being entitled to do so, attend and vote, in person or by proxy, at the Scheme Meeting), representing at least 75% in value of the Weatherford-Ireland ordinary shares held by all Weatherford-Ireland registered shareholders so present and voting (in person or by proxy);

2.	the Conditional EGM Proposals having been approved by the requisite majority votes of Weatherford-Ireland shareholders at the EGM;

Weatherford International plc — 2026 Shareholder Meetings 27

3.

the Scheme of Arrangement having been sanctioned by the Irish High Court (with or without amendment) under section 453(2)(c) of the Irish Companies Act and the Irish High Court having confirmed the related capital reduction;

4.

an office copy of the Court Order and a copy of the minute required by section 86 of the Irish Companies Act in respect of the related capital reduction having been delivered to, and registered by, the Irish Registrar of Companies; and

5.

all shares held by Weatherford Bermuda Holdings Ltd. in Weatherford-US having been surrendered, cancelled and extinguished on, or with effect from, the Effective Time, with such cancellation and extinguishment to take effect immediately prior to the cancellation of the Cancellation Shares (as defined in the Scheme of Arrangement), and no other member of the Weatherford group of companies holding any shares in Weatherford-US at the Effective Time.

In addition, the Board will not request that the Irish High Court make a final order sanctioning the Scheme of Arrangement, unless, at the relevant time, the following conditions have been satisfied or (to the extent permitted) waived:

1.	a definitive version of this Proxy Statement having been filed with the SEC;

2.	the Consideration Shares (as defined in the Scheme of Arrangement) to be issued pursuant to the Scheme having been authorized for listing on Nasdaq;

3.	there being no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Scheme of Arrangement or related transactions; and

4.

all filings, notifications or applications required to be made in connection with the Scheme of Arrangement under applicable laws having been made in accordance with such laws and all statutory regulatory or governmental consents, licenses, confirmations, clearances, permissions and/or approvals that are necessary, desirable or appropriate in connection with the Scheme of Arrangement under applicable laws in Ireland, the United States and various countries in which the Weatherford group of companies does business, having been obtained on terms acceptable to Weatherford-Ireland.

Notwithstanding the foregoing, for the avoidance of doubt, the Board can take any and all action that it deems appropriate in its absolute discretion to have the Irish High Court set the date for the Sanction Hearing notwithstanding the fact that some or all of the conditions outlined above may not have been satisfied or (to the extent permitted) waived at that point in time.

Our Irish counsel has advised us that the Irish High Court is unlikely to sanction the Scheme of Arrangement until all other conditions to the Redomestication have been satisfied or waived.

We are parties to certain agreements that by their terms require the consent of third parties prior to the implementation of the Scheme of Arrangement and certain related transactions. We believe that we will obtain all necessary consents on a timely basis and that the failure to obtain any other consents will not have a material impact on our business or our ability to consummate the Redomestication.

FEDERAL SECURITIES LAW CONSEQUENCES; RESALE RESTRICTIONS

The issuance of shares of Weatherford-US common stock to Weatherford-Ireland shareholders pursuant to the terms of the Scheme of Arrangement will not be registered under the Securities Act in reliance upon Section 3(a)(10) of the Securities Act. That section of the Securities Act exempts from registration securities issued solely in exchange for outstanding securities where the terms and conditions of the issuance and exchange of such securities have been approved by a court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. In determining whether it is appropriate to sanction the Scheme of Arrangement, the Irish High Court will consider at the Sanction Hearing whether the terms and conditions of the Scheme of Arrangement are fair to Weatherford-Ireland’s shareholders.

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The Weatherford-US common stock issued to Weatherford-Ireland shareholders in connection with the Redomestication will be freely transferable, except as follows:

•

Persons who are affiliates of Weatherford-Ireland or have been affiliates within 90 days prior to reselling any Weatherford-US common stock may resell any Weatherford-US common stock in the manner permitted by Rule 144 promulgated under the Securities Act. In computing the holding period of the Weatherford-Ireland ordinary shares for the purposes of Rule 144(d), such persons will be permitted to “tack” the holding period of their Weatherford-Ireland ordinary shares held prior to the Effective Time.

•	Persons whose Weatherford-Ireland ordinary shares bear a legend restricting transfer will receive Weatherford-US common stock that are subject to the same restrictions on transfer.

Persons who may be deemed to be affiliates of Weatherford-Ireland or Weatherford-US for these purposes generally include individuals or entities that control, are controlled by, or are under common control with, Weatherford-Ireland or Weatherford-US, and would generally not be expected to include shareholders who are not executive officers, directors or significant holders of Weatherford-Ireland ordinary shares or Weatherford-US common stock.

We have not filed a registration statement with the SEC covering any resales of the Weatherford-US shares to be received by Weatherford-Ireland’s shareholders in connection with the Redomestication. Weatherford-US intends to file certain post-effective amendments to existing effective registration statements of Weatherford-US concurrently with the completion of the Redomestication.

Upon consummation of the Scheme of Arrangement, the Weatherford-US common stock will be deemed to be registered under Section 12(b) of the Exchange Act, by virtue of Rule 12g-3 under the Exchange Act, without the filing of any Exchange Act registration statement and Weatherford-US will be deemed to be the successor issuer of the registered ordinary shares.

EFFECTIVE TIME OF THE REDOMESTICATION

If the Scheme of Arrangement Proposal and each of the Conditional EGM Proposals are approved by the requisite majority votes of the Weatherford-Ireland shareholders and the Irish High Court sanctions the Scheme of Arrangement and confirms the related capital reduction, and if all of the other conditions to the Scheme of Arrangement are satisfied or (to the extent permitted) waived, we intend to deliver an office copy of the Court Order and a copy of the minute required by section 86 of the Irish Companies Act in respect of the related capital reduction to the Irish Registrar of Companies for registration within 21 days after the date of the Court Order.

The Scheme of Arrangement and related capital reduction will become effective upon delivery of the Court Order to, and registration of the minute in respect of the related capital reduction by, the Irish Registrar of Companies. Weatherford-Ireland will arrange for delivery of the Court Order to, and registration of the minute in respect of the related capital reduction by, the Irish Registrar of Companies in order that the Effective Time will occur before the opening of trading of the Weatherford-Ireland ordinary shares on Nasdaq on the date of such delivery and registration.

The expected timetable for the Redomestication is set forth in Annex D to this Proxy Statement.

In the event the conditions to the Scheme of Arrangement are not satisfied or (to the extent permitted) waived, the Redomestication may be abandoned or delayed, even after approval by the requisite vote of the Weatherford-Ireland shareholders; however, save with the approval of the Irish High Court, we may not abandon the Redomestication after the Irish High Court has sanctioned the Scheme of Arrangement. The Redomestication may be abandoned or delayed by our Board at any time or for any reason prior to the Sanction Hearing, without obtaining the approval of the Weatherford-Ireland shareholders, even though the Scheme of Arrangement may have been approved by the requisite vote of the Weatherford-Ireland shareholders and all other conditions to the Scheme of Arrangement may have been satisfied or (to the extent permitted) waived.

Please see “—Amendment, Termination or Delay.”

MANAGEMENT OF WEATHERFORD-US

If the Redomestication is consummated, the executive officers and directors of Weatherford-Ireland immediately prior to the Effective Time are expected to be the executive officers and directors of Weatherford-US.

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EXCULPATION AND INDEMNIFICATION

Weatherford-Ireland before the Redomestication

Subject to exceptions, the Irish Companies Act contains limitations that do not permit a company to exempt a director or certain officers from, or indemnify a director against, liability in connection with any negligence, default, breach of duty or breach of trust by a director in relation to Weatherford-Ireland. The exceptions allow a company to: (i) purchase and maintain directors and officers insurance against any liability attaching in connection with any negligence default, breach of duty or breach of trust owed to the company and (ii) indemnify a director or such other officer against any liability incurred in defending proceedings, whether civil or criminal, (a) in which judgment is given in his or her favor or in which he or she is acquitted or (b) in respect of which an Irish court grants him or her relief from any such liability on the grounds that he or she acted honestly and reasonably and that, having regard to all the circumstances of the case, he or she ought fairly to be excused for the wrong concerned.

The Weatherford-Ireland Articles include a provision which, subject to the provisions of the Irish Companies Act as aforesaid, entitles every present and former director and other officer of Weatherford-Ireland and each other person who is or was serving at the request of Weatherford-Ireland as a director, officer, employee or agent of another company, or of a partnership, joint venture, trust or other enterprise or non-profit entity, including service with respect to employee benefit plans maintained or sponsored by Weatherford-Ireland (including the heirs, executors, administrators and estates of such persons) to be indemnified and held harmless by Weatherford-Ireland to the fullest extent permitted by law against all costs, charges, losses, expenses and liabilities incurred by him or her in the execution and discharge of his or her duties in relation thereto.

In addition, Weatherford-Ireland and Weatherford International Ltd., a Bermuda exempted company, have entered (and/ or, if required, any other subsidiary of Weatherford-Ireland may enter) into indemnification agreements (or deed poll indemnities) with or as to each of Weatherford-Ireland’s directors and certain officers as well as with individuals serving as directors, officers, employees, agents or fiduciaries of our subsidiaries or any other company, corporation, joint venture, trust, employee benefit plan or other entity or enterprise or by reason of anything done or not done by such person in any capacity providing for the indemnification of, and advancement of expenses to, these persons to the fullest extent permitted by law.

As permitted by Irish law, Weatherford-Ireland has also taken out directors’ and officers’ liability insurance.

Weatherford-US After the Redomestication

Under Section 145 of the Delaware General Corporation Law (the “DGCL”), a Delaware corporation is permitted to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person: (i) acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

The Amended and Restated Certificate of Incorporation of Weatherford-US provides that, to the fullest extent permitted by the DGCL, no director of Weatherford-US will be personally liable to Weatherford-US or its stockholders for monetary damages for breach of fiduciary duty as a director. However, this provision does not eliminate or limit the liability of a director:

•	for any breach of the director’s duty of loyalty to Weatherford-US or its stockholders;

•	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	under Section 174 of the DGCL (relating to unlawful payment of dividends or unlawful stock purchases or redemptions); or

•	for any transaction from which the director derived an improper personal benefit.

The Bylaws provide that Weatherford-US will indemnify each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding by reason of the fact that he or she is or was a

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director or an officer of Weatherford-US or, while a director or officer of Weatherford-US, is or was serving at the request of Weatherford-US as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, including against all expenses, liability and loss reasonably incurred or suffered by such person. The Bylaws also provide that Weatherford-US will pay the expenses (including attorneys’ fees) incurred by a director or officer in defending or making certain appearances in any such proceeding in advance of its final disposition or in connection with establishing or enforcing a right to indemnification or advancement of expenses, subject to an undertaking by the indemnitee to repay all amounts so advanced if it is ultimately determined that the indemnitee is not entitled to indemnification or advancement of expenses. The Bylaws also provide certain exceptions to the above and provide that Weatherford-US may indemnify employees and agents to the fullest extent permitted by Delaware law, subject to certain exceptions.

The Bylaws authorize Weatherford-US to purchase and maintain insurance to protect itself and any director, officer, employee or agent against any expense, liability or loss, whether or not Weatherford-US would have the power to indemnify such person against such expense, liability or loss under the DGCL. Weatherford-US will continue the practice of taking out directors’ and officers’ liability insurance as permitted by law.

Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Indemnification of Directors and Officers; Insurance.”

INTERESTS OF CERTAIN PERSONS IN THE REDOMESTICATION

Except for the Indemnification Arrangements described above, no person who has been a director or executive officer of Weatherford-Ireland at any time since the beginning of our last fiscal year, or any associate of any such person, has any material or substantial interest in the Redomestication, except for any interest arising from his or her ownership of securities of Weatherford-Ireland. No such person is receiving any extra or special benefit not shared on a pro rata basis by all other holders of Weatherford-Ireland ordinary shares.

IRISH TAKEOVER RULES

The Scheme of Arrangement amounts to a “takeover” of Weatherford-Ireland for the purposes of the Irish Takeover Rules (being a “takeover” in respect of which the Irish Takeover Rules would ordinarily apply). However, in light of the economic and voting rights of Weatherford-Ireland shareholders remaining unchanged as a result of the Scheme of Arrangement (save that, following the Effective Time, such rights will be in respect of shares of Weatherford-US common stock as opposed to Weatherford-Ireland ordinary shares), the Irish Takeover Panel has granted a waiver of the Irish Takeover Rules to the extent they may apply to the Scheme of Arrangement.

NO APPRAISAL RIGHTS

Under Irish law, none of the holders of Weatherford-Ireland ordinary shares have any right to an appraisal of the value of their shares or payment for them in connection with the Redomestication.

CANCELLATION AND ISSUANCE OF SHARES

Assuming the Scheme of Arrangement becomes effective, your Weatherford-Ireland ordinary shares will automatically be cancelled at the Effective Time and cease to be valid and fully paid-up and non-assessable Weatherford-US common stock will be issued to you or your broker without any action on your part.

Weatherford-US common stock issued pursuant to the Scheme of Arrangement will be fully paid-up and non-assessable.

EQUITY INCENTIVE PLAN

If the Redomestication is consummated, Weatherford-US will assume the existing obligations of Weatherford-Ireland in connection with awards granted under the Weatherford International plc Fifth Amended and Restated 2019 Equity Incentive Plan (the “2019 EIP”).

The 2019 EIP will be further amended as necessary to comply with Delaware law and give effect to the Redomestication, including to provide (1) that Weatherford-US common stock will be issued, held, available or used to measure or satisfy

Weatherford International plc — 2026 Shareholder Meetings 31

benefits as appropriate under the 2019 EIP, in substitution for Weatherford-Ireland ordinary shares, and (2) for the appropriate substitution of Weatherford-US for Weatherford-Ireland in the 2019 EIP. To the extent necessary, outstanding awards under the 2019 EIP will be adjusted to preserve the intrinsic value of such awards after the substitution of Weatherford-Ireland ordinary shares for Weatherford-US common stock. The Redomestication will not otherwise impact the terms and conditions of the awards granted under the 2019 EIP after the substitution of Weatherford-US for Weatherford-Ireland.

Weatherford-US intends to file new registration statements and/or post-effective amendments to certain effective registration statements of Weatherford-Ireland concurrently with the completion of the Redomestication in connection with its assumption of the existing obligations of Weatherford-Ireland in connection with awards granted under the 2019 EIP.

EFFECT ON EMPLOYEES

In connection with consummation of the Redomestication, all outstanding employment arrangements entered into with Weatherford-Ireland’s senior executives are expected to be assumed by Weatherford-US. We expect there will be minimal effect on our employees globally as a result of the Redomestication.

OUTSTANDING DEBT AND EFFECT ON ACCESS TO CAPITAL AND CREDIT MARKETS

We do not believe that the Redomestication will have any material effect on our credit facilities or senior notes. In connection with the Redomestication, Weatherford-US will need to execute collateral documents and provide various closing deliveries under our credit facilities and to execute one or more supplemental indentures in connection with our senior notes. Following the Redomestication, all of our outstanding debt will remain outstanding and Weatherford-US or one or more of its subsidiaries will continue to be the borrowers, issuers and guarantors of such debt.

We do not expect that the Redomestication will have any adverse effect on our ability to access the capital markets or bank credit markets.

STOCK EXCHANGE LISTING AND REPORTING OBLIGATIONS

Weatherford-Ireland ordinary shares are expected to continue to trade on Nasdaq until the Effective Time.

We intend to make application so that, immediately following the Effective Time, shares of Weatherford-US common stock will be listed on Nasdaq under the symbol “WFRD,” the same symbol under which the Weatherford-Ireland ordinary shares are currently listed. We do not currently intend to list shares of Weatherford-US common stock on any other stock exchange.

Upon completion of the Redomestication, we will remain subject to SEC reporting requirements, the mandates of Sarbanes-Oxley and the corporate governance rules of Nasdaq, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP. We will no longer be required to provide you with Irish statutory accounts prepared in accordance with Irish law.

ACCOUNTING TREATMENT OF THE REDOMESTICATION

Under U.S. GAAP, the Redomestication represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Weatherford-US will be reflected at their carrying amounts in the accounts of Weatherford-Ireland at the Effective Time.

VOTE REQUIRED

The Scheme of Arrangement Proposal requires approval by the affirmative vote of a majority in number of registered shareholders (who, being entitled to do so, attend and vote, in person or by proxy, at the Scheme Meeting), representing at least 75% in value of the Weatherford-Ireland ordinary shares held by all registered shareholders so present and voting (in person or by proxy).

For the purpose of calculating the “majority-of-holders” requirement for the approval of the Scheme of Arrangement Proposal, each registered shareholder, voting in person or by proxy, will be counted as a single shareholder, regardless of

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the number of Weatherford-Ireland ordinary shares voted by that shareholder. Only Weatherford-Ireland shareholders whose names are recorded on Weatherford-Ireland’s share register will be counted for purposes of the “majority-of-holders” requirement. As such, where shares are held through DTC (including ordinary shares held beneficially in “street name” by banks, brokers or other nominees) or by other nominees on behalf of beneficial owners, and DTC or any such other nominee is listed as the registered holder of such shares on Weatherford-Ireland’s share register, the Irish High Court will not “look through” the relevant nominee to determine how the underlying beneficial owners of shares instructed those shares to be voted. Accordingly, DTC and any other nominee holder of ordinary shares which is a registered shareholder will each be counted as one shareholder for the purpose of calculating the “majority-of-holders” requirement. If a registered shareholder (including DTC or other nominee holder of ordinary shares) elects, or is directed, to vote a portion of such registered shareholder’s ordinary shares “FOR” the Scheme of Arrangement Proposal, and a portion “AGAINST” the Scheme of Arrangement Proposal, then that registered shareholder will be counted as one shareholder voting “FOR” the Scheme of Arrangement Proposal and as one shareholder voting “AGAINST” the Scheme of Arrangement Proposal, thereby effectively cancelling out that registered shareholder’s vote for the purposes of the “majority-of-holders” calculation (but not for purposes of the 75% or more of votes calculation).

Please see “Meeting and Voting Information—Quorum and Voting” for more information on the vote required.

EFFECT OF PROPOSAL

Obtaining an affirmative vote in respect of the Scheme of Arrangement Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Scheme of Arrangement Proposal is not approved, the Scheme of Arrangement cannot be completed.

BOARD RECOMMENDATION

Our Board has approved the Scheme of Arrangement and unanimously recommends that our shareholders vote “FOR” the Scheme of Arrangement Proposal at the Scheme Meeting.

RESOLUTION

“THAT, the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the chairperson thereof) in its original form or with, or subject to, such modifications, additions or conditions as may be approved or imposed by the High Court of Ireland be, and is hereby, agreed to.”

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EGM AGENDA ITEM 1: THE SCHEME IMPLEMENTATION PROPOSAL

The Board recommends that you vote “FOR” this proposal at the EGM.

In connection with the Scheme of Arrangement, and in addition to the passing of the resolution at the Scheme Meeting: The Scheme of Arrangement Proposal, the holders of Weatherford-Ireland ordinary shares will also be required to pass a resolution to approve the Scheme of Arrangement at the EGM, so that the Scheme of Arrangement is approved by and on behalf of Weatherford-Ireland and to authorize the directors of Weatherford-Ireland to take all such actions as they consider necessary or appropriate to carry the Scheme of Arrangement into effect.

VOTE REQUIRED

The vote will be held by ordinary resolution. To pass, this proposal requires approval by the affirmative vote of more than 50% of Weatherford-Ireland ordinary shares voted, in person or by proxy, at the EGM.

Please see “Meeting and Voting Information—Quorum and Voting” for more information on the vote required.

EFFECT OF PROPOSAL

The approval of the Scheme Implementation Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Scheme Implementation Proposal is not approved, the Scheme of Arrangement cannot be completed.

BOARD RECOMMENDATION

Our Board has approved the Scheme Implementation Proposal and unanimously recommends that our shareholders vote “FOR” approval of the Scheme of Arrangement Proposal as an ordinary resolution at the EGM.

RESOLUTION

“THAT, subject to the passing by the requisite majority of the resolution proposed at a meeting of the shareholders of the Company convened by the board of directors of the Company pursuant to section 450(1) of the Companies Act 2014, as amended, for today’s date, the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the chairperson thereof) in its original form or with, or subject to, such modifications, additions or conditions as may be approved or imposed by the High Court of Ireland be, and is hereby, approved and that the directors of the Company be, and are hereby, authorized to take such action as they consider necessary or appropriate to carry the Scheme of Arrangement into effect.”

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EGM AGENDA ITEM 2: THE CAPITAL REDUCTION PROPOSAL

The Board recommends that you vote “FOR” this proposal at the EGM.

In connection with the Scheme of Arrangement, the holders of Weatherford-Ireland ordinary shares will be required to pass a resolution to reduce Weatherford-Ireland’s share capital through the cancellation of all outstanding Weatherford-Ireland ordinary shares contemplated by the Scheme of Arrangement. If the Scheme of Arrangement Proposal has been approved at the Scheme Meeting, holders of Weatherford-Ireland ordinary shares will be asked at the EGM to approve such cancellation of the Weatherford-Ireland ordinary shares, except those held by Weatherford-US and, if applicable, its nominees.

VOTE REQUIRED

The vote will be held by special resolution. To pass, this proposal requires approval by the affirmative vote of at least 75% of Weatherford-Ireland ordinary shares voted, in person or by proxy, at the EGM.

Please see “Meeting and Voting Information—Quorum and Voting” for more information on the vote required.

EFFECT OF PROPOSAL

The approval of the Capital Reduction Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Capital Reduction Proposal is not approved, the Scheme of Arrangement cannot be completed.

BOARD RECOMMENDATION

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Capital Reduction Proposal as a special resolution at the EGM.

RESOLUTION

“THAT, subject to the passing of Resolution 1, above, and the confirmation of the High Court of Ireland pursuant to sections 84 and 85 of the Companies Act 2014, as amended, the issued share capital of the Company be reduced by cancelling and extinguishing all the Cancellation Shares (as defined in the Scheme of Arrangement referred to in Resolution 1, above) but without thereby reducing the authorized share capital of the Company.”

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EGM AGENDA ITEM 3: THE WEATHERFORD-US ALLOTMENT PROPOSAL

The Board recommends that you vote “FOR” this proposal at the EGM.

In connection with the Scheme of Arrangement, at the EGM the holders of Weatherford-Ireland ordinary shares are being asked to approve the terms of the subscription, allotment and issue of one, or more, Weatherford-Ireland ordinary shares to Weatherford-US. The form of subscription agreement proposed to be entered into is set forth in Annex G to this Proxy Statement. The form of subscription agreement shall also be available for inspection during normal business hours at the registered office of the Company at 70 Sir John Rogerson’s Quay, Dublin 2, D02 R296, Ireland from the date of this Proxy Statement until the date of the EGM and at the EGM itself.

VOTE REQUIRED

The vote will be held by special resolution. To pass, this proposal requires the affirmative vote of at least 75% of Weatherford-Ireland ordinary shares voted, in person or by proxy, at the EGM.

Please see “Meeting and Voting Information—Quorum and Voting” for more information on the vote required.

EFFECT OF PROPOSAL

The approval of the Weatherford-US Allotment Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Weatherford-US Allotment Proposal is not approved, the Scheme of Arrangement cannot be completed.

BOARD RECOMMENDATION

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Weatherford-US Allotment Proposal as a special resolution at the EGM.

RESOLUTION

“THAT, (i) the entry by the Company into, and (ii) the subscription, allotment and issue to Weatherford International Corp of one, or more, ordinary shares of $0.001 each in the capital of the Company on the terms set out in, a written subscription agreement (a copy of which has been produced to this meeting and for the purposes of identification, signed by the chairperson thereof) be, and is hereby, approved, provided that the authority granted by such approval shall expire on the date falling 18 months following the date on which this resolution is passed unless previously varied, revoked or renewed by a special resolution.”

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EGM AGENDA ITEM 4: THE SCHEME ALLOTMENT AND APPLICATION OF RESERVES PROPOSAL

The Board recommends that you vote “FOR” this proposal at the EGM.

Holders of Weatherford-Ireland ordinary shares are being asked to approve the authorization of the directors of Weatherford-Ireland to allot and issue new Weatherford-Ireland ordinary shares to Weatherford-US and/or its nominee(s) in an amount equal to the number of Weatherford-Ireland ordinary shares cancelled in connection with the Scheme of Arrangement, and the application of the reserve credit arising in the books of account of Weatherford-Ireland as a result of such cancellation in paying-up in full, to their nominal value, such number of new Weatherford-Ireland ordinary shares to be allotted and issued to Weatherford-US and/or its nominee(s) in the manner described in the Scheme of Arrangement.

VOTE REQUIRED

The vote will be held by ordinary resolution. To pass, this proposal requires approval by the affirmative vote of more than 50% of Weatherford-Ireland ordinary shares voted, in person or by proxy, at the EGM.

Please see “Meeting and Voting Information—Quorum and Voting” for more information on the vote required.

EFFECT OF PROPOSAL

The approval of the Scheme Allotment and Application of Reserves Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Scheme Allotment and Application of Reserves Proposal is not approved, the Scheme of Arrangement cannot be completed.

BOARD RECOMMENDATION

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Scheme Allotment and Application of Reserves Proposal as an ordinary resolution at the EGM.

RESOLUTION

“THAT, subject to the passing of Resolutions 1, 2 and 3, above:

(a)

the directors of the Company be, and are hereby, generally and unconditionally authorized pursuant to and in accordance with section 1021 of the Companies Act 2014, as amended (the “Companies Act”), to allot and issue New Weatherford-Ireland Shares (as defined in the Scheme of Arrangement referred to in Resolution 1, above), provided that (i) this authority will expire on the date which is 18 months following the date of passing of this resolution, (ii) the maximum aggregate number of shares that may be allotted hereunder shall be an amount equal to the number of the Cancellation Shares (as defined in the Scheme of Arrangement referred to in Resolution 1, above), and (iii) this authority shall be without prejudice to any other authority under section 1021 of the Companies Act (or any predecessor legislation thereto) previously granted before the date on which this resolution is passed; and

(b)

forthwith upon the reduction of capital referred to in Resolution 2, above, taking effect, the reserve credit arising in the books of account of the Company as a result of the cancellation of the Cancellation Shares (as defined in the Scheme of Arrangement referred to in Resolution 1, above) be applied in paying up in full at par such number of New Weatherford-Ireland Shares (as defined in the Scheme of Arrangement referred to in Resolution 1, above) as shall be equal to the aggregate of the number of Cancellation Shares cancelled pursuant to Resolution 2, above, such New Weatherford-Ireland Shares to be allotted and issued to Weatherford International Corp and/or its nominees credited as fully paid-up and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.”

Weatherford International plc — 2026 Shareholder Meetings 37

EGM AGENDA ITEM 5: THE ARTICLES AMENDMENT PROPOSAL

The Board recommends that you vote “FOR” this proposal at the EGM.

Holders of Weatherford-Ireland ordinary shares are being asked to approve an amendment to the Weatherford-Ireland Articles so that any Weatherford-Ireland ordinary shares that are issued on or after the Voting Record Time to persons other than Weatherford-US or its nominees will either be subject to the terms of the Scheme of Arrangement or will be immediately and automatically acquired by Weatherford-US and/or its nominee(s) for the Scheme Consideration.

VOTE REQUIRED

The vote will be held by special resolution. To pass, this proposal requires approval by the affirmative vote of at least 75% of Weatherford-Ireland ordinary shares voted, in person or by proxy, at the EGM.

Please see “Meeting and Voting Information—Quorum and Voting” for more information on the vote required.

EFFECT OF PROPOSAL

The approval of the Articles Amendment Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Articles Amendment Proposal is not approved, the Scheme of Arrangement cannot be completed.

BOARD RECOMMENDATION

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Articles Amendment Proposal as a special resolution at the EGM.

RESOLUTION

“THAT, subject to the Scheme of Arrangement referred to in Resolution 1, above, becoming effective, the articles of association of the Company be amended by adding the following new Article 248:

248.	Scheme of Arrangement

248.1	In these Articles:

(a)

the “2026 Scheme” means the scheme of arrangement between the Company and the holders of the Scheme Shares (as defined therein) dated [●], 2026 under Chapter 1 of Part 9 of the Act, in its original form or with, or subject to, any modification, addition or condition as may be approved or imposed by the High Court of Ireland and expressions defined in the 2026 Scheme and (if not so defined) in the document constituting the scheme circular circulated with the 2026 Scheme under section 452 of the Act shall have the same meanings in this Article 248; and

(b)	“Weatherford-US” means Weatherford International Corp, a Delaware corporation.

248.2

Notwithstanding any other provisions of these Articles, if the Company allots or issues any Ordinary Shares (other than to Weatherford-US and/or its nominee(s)) on or after the Voting Record Time and prior to the Scheme Record Time, such Ordinary Shares shall be allotted and issued subject to the terms of the 2026 Scheme and the holder or holders of those Ordinary Shares shall be bound by the 2026 Scheme accordingly.

248.3

Notwithstanding any other provision of these Articles, if any new Ordinary Shares are allotted or issued to any person (a “new member”) (other than under the 2026 Scheme or to Weatherford-US and/or its nominees) on or after the Scheme Record Time, the new member shall, provided that the 2026 Scheme has become effective, immediately transfer such shares, free of all encumbrances, to Weatherford-US and/or its nominee(s) in consideration of the issue by Weatherford-US to the new member of the number of shares of common stock of US$0.001 each in the capital of Weatherford-US to which the new member would have been entitled under the 2026 Scheme had such Ordinary Shares transferred to Weatherford-US hereunder been Cancellation Shares at the Cancellation Record Time.

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248.4

In order to give effect to any such transfer required by this Article 248, the Company may appoint any person to execute and deliver a form of transfer on behalf of, or as attorney and/or otherwise for and in the name of the new member in favor of Weatherford-US and/or its nominee(s) without the need for any further action being required to give effect thereto. Pending the registration of Weatherford-US and/or its nominee(s) as a holder of any Ordinary Share to be transferred under this Article 248, the new member shall not be entitled to exercise any rights attaching to any such Ordinary Share unless so agreed by Weatherford-US and Weatherford-US shall be irrevocably empowered to appoint a person nominated by the directors of Weatherford-US to act as attorney or agent on behalf of any holder or holders of that Ordinary Share in accordance with any directions Weatherford-US may give in relation to any dealings with or disposal of that Ordinary Share (or any interest in it), the exercise of any rights attached to it or receipt of any distribution or other benefit accruing or payable in respect of it and any holder or holders of that Ordinary Share must exercise all rights attaching to it in accordance with the directions of Weatherford-US. The Company shall not be obliged to issue a certificate to the new member for any such Ordinary Share.

248.5	No right of pre-emption granted to any holder or holders of Ordinary Shares nor to any other person whatsoever shall apply to the allotment or issue of Ordinary Shares pursuant to the 2026 Scheme.”

Weatherford International plc — 2026 Shareholder Meetings 39

EGM AGENDA ITEM 6: THE ADJOURNMENT PROPOSAL

The Board recommends that you vote “FOR” this proposal at the EGM.

Holders of Weatherford-Ireland ordinary shares are being asked to approve any motion by the chairperson of the meeting to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve any or all of the resolutions proposed at the EGM.

VOTE REQUIRED

The vote will be held by ordinary resolution. To pass, the proposal requires the affirmative vote of more than 50% of Weatherford-Ireland ordinary shares voted, in person or by proxy, at the EGM.

Please see “Meeting and Voting Information—Quorum and Voting” for more information on the vote required.

EFFECT OF PROPOSAL

The chairperson of the meeting may adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve any or all of the resolutions proposed at the meeting.

BOARD RECOMMENDATION

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Adjournment Proposal as an ordinary resolution at the EGM.

RESOLUTION

“THAT, any motion by the chairperson to adjourn the extraordinary general meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the extraordinary general meeting to approve any or all of the foregoing Resolutions 1 through 5, be, and is hereby, approved.”

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MATERIAL TAX CONSIDERATIONS RELATING TO THE REDOMESTICATION

This section contains a general discussion of certain material tax considerations for holders of Weatherford-Ireland ordinary shares relating to (1) the Redomestication, (2) post-Redomestication ownership and disposition of Weatherford-US common stock and (3) post-Redomestication operations of Weatherford.

The discussion under the caption “—U.S. Federal Income Tax Considerations” addresses certain material U.S. federal income tax consequences to (1) Weatherford-Ireland and Weatherford-US of the Redomestication and post-Redomestication operations, and (2) U.S. holders and non-U.S. holders (each as defined below) of exchanging Weatherford-Ireland ordinary shares for shares of Weatherford-US common stock in the Redomestication and owning and disposing of shares of Weatherford-US common stock received in the Redomestication.

The discussion under the caption “—Irish Tax Considerations” addresses certain material Irish tax considerations of the Scheme of Arrangement for holders of Weatherford-Ireland ordinary shares.

The discussion below applies to the shareholders who receive shares of Weatherford-US common stock through the Scheme of Arrangement. The discussion is not a substitute for an individual analysis of the tax consequences of the Redomestication, post-Redomestication ownership and disposition of shares of Weatherford-US common stock or post-Redomestication operations of Weatherford. You should consult your own tax advisors regarding the particular U.S. (federal, state and local), and Irish and other non-U.S. tax consequences of these matters in light of your particular situation.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of the material U.S. federal income tax consequences to U.S. Holders and to Non- U.S. Holders (each as defined below) of (i) exchanging Weatherford-Ireland ordinary shares for shares of Weatherford-US common stock pursuant to the Scheme of Arrangement and (ii) owning and disposing of shares of Weatherford-US common stock that are received pursuant to the Scheme of Arrangement. This discussion is based on and subject to the Code, the U.S. Treasury Regulations promulgated thereunder, published guidance of the IRS and court decisions, in each case, as of the date hereof, all of which are subject to change, possibly with retroactive effect, and to differing interpretations.

The following discussion assumes that the Scheme of Arrangement will be consummated as described in this proxy statement and applies only to U.S. Holders and Non-U.S. Holders that hold their Weatherford-Ireland ordinary shares, and that will hold their shares of Weatherford-US common stock received pursuant to the Scheme of Arrangement, as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment).

This discussion does not constitute tax advice and does not address all aspects of U.S. federal income taxation that may be relevant to any particular holders in light of their personal circumstances, including any tax consequences arising under the Medicare contribution tax on net investment income, or to any holders subject to special treatment under the Code, such as:

•	banks, thrifts, mutual funds, insurance companies and other financial institutions;

•	real estate investment trusts and regulated investment companies;

•	traders in securities who elect to apply a mark-to-market method of accounting;

•	brokers, dealers or traders in securities or foreign currency;

•	tax-exempt organizations or governmental organizations;

•	individual retirement and other deferred accounts;

•	persons whose functional currency is not the U.S. dollar;

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	“passive foreign investment companies” or “controlled foreign corporations” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	persons subject to the alternative minimum tax;

•	persons deemed to sell their stock under the constructive sale provisions of the Code;

Weatherford International plc — 2026 Shareholder Meetings 41

•	persons who hold their stock as part of a straddle, hedging, conversion, constructive sale or other risk reduction transaction;

•	persons who purchase or sell their stock as part of a wash sale for tax purposes;

•	“S corporations,” partnerships or other entities or arrangements classified as partnerships for U.S. federal income tax purposes, or other pass-through entities (and investors therein);

•	persons who received their stock through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan; and

•	persons subject to special tax accounting rules as a result of any item of gross income with respect to

Weatherford-US shares of common stock being taken into account in a financial statement.

This discussion also does not address any considerations under the U.S. federal tax laws other than those pertaining to the income tax, nor does it address any state, local or non-U.S. tax considerations. We do not intend to seek any rulings from the IRS with respect to the Scheme of Arrangement, and there can be no assurance that the IRS will not take a position contrary to the tax consequences described herein or that such a contrary position would not be sustained by a court.

For purposes of this discussion, a “U.S. Holder” means, as the context requires, a beneficial owner of Weatherford-Ireland ordinary shares or, after the completion of the Scheme of Arrangement, shares of Weatherford-US common stock issued pursuant to the Scheme of Arrangement, that for U.S. federal income tax purposes is:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

For purposes of this discussion, a “Non-U.S. Holder” means, as the context requires, a beneficial owner of Weatherford-Ireland ordinary shares or, after the completion of the Scheme of Arrangement, shares of Weatherford-US common stock issued pursuant to the Scheme of Arrangement, that is an individual, corporation, estate or trust and, in each case, is not a U.S. Holder.

If an entity treated as a partnership for U.S. federal income tax purposes holds Weatherford-Ireland ordinary shares or, after the completion of the Scheme of Arrangement, shares of Weatherford-US common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. A holder that is a partnership for U.S. federal income tax purposes and the partners in such partnership should consult their tax advisors about the U.S. federal income tax consequences to them of the Scheme of Arrangement and of the ownership and disposition of shares of Weatherford-US common stock.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS OF WEATHERFORD-IRELAND ORDINARY SHARES OR, AFTER THE COMPLETION OF THE SCHEME OF ARRANGEMENT, SHARES OF WEATHERFORD-US COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE SCHEME OF ARRANGEMENT AND OF THE OWNERSHIP AND DISPOSITION OF SHARES OF WEATHERFORD-US COMMON STOCK TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER U.S. FEDERAL TAX LAWS OTHER THAN THOSE PERTAINING TO INCOME TAX, INCLUDING ESTATE OR GIFT TAX LAWS, OR UNDER ANY STATE, LOCAL OR NON-U.S. TAX LAWS OR UNDER ANY APPLICABLE INCOME TAX TREATY.

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Characterization of the Exchange of Weatherford-Ireland Ordinary Shares for Shares of Weatherford-US Common Stock Pursuant to the Scheme of Arrangement

For U.S. federal income tax purposes, the exchange of Weatherford-Ireland ordinary shares for shares of Weatherford-US common stock pursuant to the Scheme of Arrangement is expected to qualify as a transaction described in Section 351 of the Code as well as a transaction described in Section 368 of the Code (hereafter, in either case, referred to as a “Tax-Free Transaction”). Absent authority directly addressing a transaction involving the same facts as the Scheme of Arrangement, however, we cannot be certain that the exchange of Weatherford-Ireland ordinary shares for shares of Weatherford-US common stock pursuant to the Scheme of Arrangement will qualify for such treatment. In addition, the Redomestication is not conditioned on the receipt of a tax opinion, and we do not intend to request a ruling from the IRS regarding the U.S. federal income tax treatment of the Scheme of Arrangement. Consequently, no assurance can be given that the IRS will not challenge the qualification of the Scheme of Arrangement as a Tax-Free Transaction or that a court would not sustain such challenge. In such case, the Scheme of Arrangement could be treated as a taxable transaction for U.S. federal income tax purposes.

Material U.S. Federal Income Tax Consequences of the Scheme of Arrangement to U.S. Holders of Weatherford-Ireland Ordinary Shares

Receipt of Shares of Weatherford-US Common Stock in a Tax-Free Transaction: Assuming that (i) the exchange of Weatherford-Ireland ordinary shares for shares of Weatherford-US common stock pursuant to the Scheme of Arrangement qualifies as a Tax-Free Transaction and (ii) Weatherford-Ireland is not and has not been a passive foreign investment company (as discussed below under “Passive Foreign Investment Company Status”), a U.S. Holder that exchanges Weatherford-Ireland ordinary shares for shares of Weatherford-US common stock pursuant to the Scheme of Arrangement should not recognize any gain or loss with respect to such exchange. Such U.S. Holder should have an aggregate adjusted tax basis in the shares of Weatherford-US common stock received pursuant to the Scheme of Arrangement equal to the aggregate adjusted tax basis of the Weatherford-Ireland ordinary shares surrendered in exchange therefor by that U.S. Holder pursuant to the Scheme of Arrangement. The holding period for shares of Weatherford-US common stock received pursuant to the Scheme of Arrangement should include the U.S. Holder’s holding period for the Weatherford-Ireland ordinary shares surrendered in exchange therefor. U.S. Holders should consult their tax advisors about any reporting requirements and information statements that could be applicable to a U.S. Holder with respect to the Scheme of Arrangement and any potential consequences, including penalties, associated with a failure to satisfy such requirements.

Passive Foreign Investment Company Status: Weatherford-Ireland believes that it was not a “passive foreign investment company” (generally, a foreign corporation that has a specified percentage of “passive” income or assets in a taxable year, after the application of certain “look-through” rules) for U.S. federal income tax purposes for its 2025 taxable year or any prior taxable year and does not expect to be a passive foreign investment company for its 2026 taxable year. If Weatherford-Ireland was a passive foreign investment company for any taxable year during which a U.S. Holder held Weatherford-Ireland ordinary shares, certain adverse tax consequences, including recognition of gain and application of an interest charge, could apply to such U.S. Holder as a result of the Scheme of Arrangement, unless an exception under the relevant U.S. Treasury Regulations can be relied upon. U.S. Holders should consult their tax advisors with respect to the U.S. federal income tax consequences of the Scheme of Arrangement to them in the event Weatherford-Ireland were a passive foreign investment company for any taxable year during which they held Weatherford-Ireland ordinary shares and the implications of such status on the U.S. federal income tax consequences of the Scheme of Arrangement to them.

Material U.S. Federal Income Tax Considerations to U.S. Holders Regarding Owning and Disposing of Shares of Weatherford-US Common Stock Received in the Scheme of Arrangement

Distributions on Shares of Weatherford-US Common Stock: Any distribution made by Weatherford-US to a U.S. Holder with respect to shares of Weatherford-US common stock will generally be includible in the U.S. Holder’s gross income, in the year actually or constructively received, as a dividend to the extent that such distribution is paid out of Weatherford-US’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). To the extent that the amount of the distribution exceeds Weatherford-US’s current and accumulated earnings and profits (as determined under U.S. federal income tax principles), such excess will be treated first as a tax-free return of the U.S. Holder’s tax basis in the shares of Weatherford-US common stock, and then, to the extent such excess amount exceeds the U.S. Holder’s tax basis in the shares of Weatherford-US common stock, as capital gain. Subject to applicable

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limitations and requirements, any dividends (that is, distributions that are paid out of current or accumulated earnings and profits) on Weatherford-US’s shares of common stock generally should be eligible for the “dividends received deduction” available to corporate shareholders. Any such dividend paid by Weatherford-US to certain non-corporate U.S. Holders, including individuals, generally will be subject to taxation at preferential rates if certain holding period requirements are met.

Dispositions of Shares of Weatherford-US Common Stock: A U.S. Holder will generally recognize taxable gain or loss on any sale, taxable exchange or other taxable disposition of a Weatherford-US share of common stock equal to the difference between the amount realized for such Weatherford-US share of common stock and the U.S. Holder’s adjusted tax basis in such Weatherford-US share of common stock. Any such gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if, on the date of the disposition, the U.S. Holder has a holding period in such Weatherford-US share of common stock that exceeds one year. Long-term capital gains derived by certain non-corporate U.S. Holders, including individuals, are generally subject to taxation at preferential rates. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding: Dividend payments with respect to shares of Weatherford-US common stock and proceeds of a disposition of shares of Weatherford-US common stock will generally be subject to information reporting to the IRS and may be subject to U.S. backup withholding unless a U.S. Holder furnishes such U.S. Holder’s correct U.S. taxpayer identification number (generally on IRS Form W-9) and complies with other applicable certification requirements, or otherwise establishes an exemption. Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules will be credited against a U.S. Holder’s federal income tax liability, and may entitle a U.S. Holder to a refund, provided that the required information is furnished to the IRS in a timely manner.

Material U.S. Federal Income Tax Consequences of the Scheme of Arrangement to Non-U.S. Holders of Weatherford-Ireland Ordinary Shares

Assuming that the exchange of Weatherford-Ireland ordinary shares for shares of Weatherford-US common stock pursuant to the Scheme of Arrangement qualifies as a Tax-Free Transaction a Non-U.S. Holder that receives shares of Weatherford-US common stock pursuant to the Scheme of Arrangement should not recognize any gain or loss with respect to the receipt of such shares of Weatherford-US common stock for U.S. federal income tax purposes. Such Non- U.S. Holder should, for U.S. federal income tax purposes, have an aggregate adjusted tax basis in the shares of Weatherford-US common stock received pursuant to the Scheme of Arrangement equal to the aggregate adjusted tax basis of the Weatherford-Ireland ordinary shares surrendered in exchange therefor by that Non-U.S. Holder pursuant to the Scheme of Arrangement. The holding period for shares of Weatherford-US common stock received pursuant to the Scheme of Arrangement will include the Non-U.S. Holder’s holding period for the Weatherford-Ireland ordinary shares surrendered in exchange therefor.

Even if the exchange of Weatherford-Ireland ordinary shares for shares of Weatherford-US common stock pursuant to the Scheme of Arrangement does not qualify as Tax-Free Transaction as described above, a Non-U.S. Holder generally would not be subject to U.S. federal income tax on any gain recognized pursuant to the exchange except in the situations described in the first two bullet points below under the heading “Material U.S. Federal Income Tax Considerations to Non- U.S. Holders Regarding Owning and Disposing of Shares of Weatherford-US Common Stock Received in the Scheme of Arrangement—Dispositions of Shares of Weatherford-US Common Stock.”

Non-U.S. Holders should consult their tax advisors about reporting requirements and information statements that could be applicable with respect to the Scheme of Arrangement and any potential consequences, including penalties, associated with a failure to satisfy such requirements.

Material U.S. Federal Income Tax Considerations to Non-U.S. Holders Regarding Owning and Disposing of Shares of Weatherford-US Common Stock Received in the Scheme of Arrangement

Distributions on Shares of Weatherford-US Common Stock: Any distribution made by Weatherford-US to a Non-U.S. Holder with respect to shares of Weatherford-US common stock will generally constitute a dividend for U.S. federal income tax purposes to the extent that such distribution is paid out of Weatherford-US’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). To the extent that the amount of the distribution exceeds Weatherford-US’s current and accumulated earnings and profits (as determined under U.S. federal income tax principles), such excess will be treated first as a tax-free return of the Non-U.S. Holder’s tax basis in the shares of

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Weatherford-US common stock, and then, to the extent such excess amount exceeds the Non-U.S. Holder’s tax basis in the shares of Weatherford-US common stock, as capital gain, rather than dividends.

Subject to the discussion below regarding effectively connected income, dividends paid to a Non-U.S. Holder with respect to such Non-U.S. Holder’s shares of Weatherford-US common stock generally will be subject to U.S. federal withholding tax at a rate of 30% of the gross amount of the dividends (or a lower rate specified by an applicable income tax treaty, provided that the Non-U.S. Holder furnishes a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) certifying its qualification for the lower treaty rate). A Non-U.S. Holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their tax advisors regarding their entitlement to benefits under any applicable tax treaty.

If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. Holder generally will not be subject to the 30% U.S. federal withholding tax described in the previous paragraph provided that the Non-U.S. Holder furnishes a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Any such effectively connected dividends will instead be subject to U.S. federal income tax on a net income basis at the regular rates applicable to United States persons. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or a lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different U.S. federal income tax consequences.

Dispositions of Shares of Weatherford-US Common Stock: Subject to the discussions below relating to backup withholding and foreign accounts, a Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain realized upon the sale, taxable exchange or other taxable disposition of shares of Weatherford-US common stock, unless:

•

the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, such gain is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States);

•	the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

•

the shares of Weatherford-US common stock constitute a U.S. real property interest (“USRPI”) by reason of Weatherford-US being, or having been, a U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes at any applicable time within the shorter of the five-year period preceding the Non-U.S. Holder’s disposition of the shares of Weatherford-US common stock or the Non-U.S. Holder’s holding period for the shares of Weatherford-US common stock.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular rates applicable to United States persons. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

A Non-U.S. Holder described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or a lower rate specified by an applicable income tax treaty) on gain realized upon the sale, taxable exchange or other taxable disposition of shares of Weatherford-US common stock, which may be offset by certain U.S. source capital losses of the Non-U.S. Holder, provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to the third bullet point above, we currently do not anticipate Weatherford-US being or becoming a USRPHC. However, because the determination at any time of whether Weatherford-US is a USRPHC will depend on the fair market value of its USRPIs relative to the fair market value of its non-USRPIs and other trade or business assets, there can be no assurance that Weatherford-US will not be or become a USRPHC in the future. Even if Weatherford-US were to be or become a USRPHC, gain arising from the sale or other taxable disposition by a Non-U.S. Holder of shares of Weatherford-US common stock will not be subject to U.S. federal income tax if shares of Weatherford-US common stock are “regularly traded,” as defined by applicable U.S. Treasury Regulations, on an established securities market, and such

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Non-U.S. Holder did not own, actually or constructively, more than 5% of the shares of Weatherford-US common stock at any time during the shorter of the five-year period ending on the date of the sale or other taxable disposition of the shares of Weatherford-US common stock or the Non-U.S. Holder’s holding period for the shares of Weatherford-US common stock.

Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different U.S. federal income tax consequences.

Information Reporting and Backup Withholding: Payments of dividends on shares of Weatherford-US common stock will not be subject to backup withholding, provided that the Non-U.S. Holder certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. U.S. information reporting, however, will apply in connection with any distributions on shares of Weatherford-US common stock paid to the Non-U.S. Holder, regardless of whether such distributions constitute dividends or whether any tax was actually withheld.

Proceeds of a sale or other taxable disposition of shares of Weatherford-US common stock within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or U.S. information reporting if the applicable withholding agent receives the certification described above or the Non-U.S. Holder otherwise establishes an exemption. Proceeds of a disposition of shares of Weatherford-US common stock conducted through a non-U.S. office of a non-U.S. broker that does not have certain enumerated relationships with the United States generally will not be subject to backup withholding or U.S. information reporting.

Copies of information returns that are filed with the IRS may also be made available, under the provisions of an applicable treaty or agreement, to the tax authorities of the country in which the Non-U.S. Holder resides or is established.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Additional Withholding Tax on Payments Made to Foreign Accounts: Withholding taxes may be imposed under Sections 1471 through 1474 of the Code (commonly referred to as the Foreign Account Tax Compliance Act or FATCA) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on dividends on shares of Weatherford-US common stock paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States-owned foreign entities” (each as defined in the Code), annually report certain information about such accounts and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders.

Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States relating to FATCA may be subject to different rules.

Under the applicable U.S. Treasury Regulations and administrative guidance, withholding under FATCA currently applies to payments of dividends on shares of Weatherford-US common stock. While withholding under FATCA also would have applied to payments of gross proceeds from the sale or other disposition of stock on or after January 1, 2019, proposed U.S. Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely.

Prospective investors should consult their tax advisors regarding the potential application of withholding under FATCA with respect to their investment in shares of Weatherford-US common stock.

THE U.S. FEDERAL INCOME TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. EACH WEATHERFORD-IRELAND SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO THE PARTICULAR CONSEQUENCES THAT MAY APPLY TO SUCH SHAREHOLDER.

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IRISH TAX CONSIDERATIONS

Scope of Discussion

The following is a general summary of the material Irish tax considerations of the Scheme of Arrangement which are generally expected to be applicable to certain beneficial owners of Weatherford-Ireland ordinary shares. The summary is based upon the Weatherford group of companies’ understanding of existing Irish tax legislation and case law and the published practice of the Irish Revenue Commissioners as of the date of this Proxy Statement.

Legislative, administrative or judicial changes may modify the tax consequences described in this section, possibly with retroactive effect. Furthermore, the Weatherford group of companies can provide no assurance that the tax consequences contained in this summary will not be challenged by Irish Revenue or will be sustained by an Irish court if they were to be challenged.

The summary does not constitute tax advice and is intended only as a general guide. The summary is not exhaustive and holders of Weatherford-Ireland ordinary shares should consult their own tax advisors about the Irish tax consequences (and the tax consequences under the laws of other relevant jurisdictions) of the Scheme of Arrangement and the acquisition, ownership and disposal of shares of Weatherford-US common stock in the future. Furthermore, the summary applies only to shareholders who own Weatherford-Ireland ordinary shares as capital assets and does not apply to other categories of shareholders, such as dealers in securities, trustees, insurance companies, collective investment schemes, pension funds or shareholders who have, or who are deemed to have, acquired their shares by virtue of an office or employment and such persons may be subject to special rules.

Taxation of holders of Weatherford-Ireland ordinary shares

The Scheme of Arrangement should not be treated as involving a distribution for Irish tax purposes.

Irish Tax on Chargeable Gains

Non Irish-Resident Shareholders: Holders of Weatherford-Ireland ordinary shares who are neither resident nor ordinarily resident in Ireland for Irish tax purposes should not be liable for Irish CGT or corporation tax on chargeable gains in the case of corporate holders of Weatherford-Ireland ordinary shares, on the cancellation of their Weatherford-Ireland ordinary shares pursuant to the Scheme of Arrangement, unless such shares were used in or for the purposes of a trade carried on by the shareholder in Ireland through a branch or agency, or were used or held or acquired for use by or for the purposes of the branch or agency.

Irish resident shareholders: Holders of Weatherford-Ireland ordinary shares that are resident or ordinarily resident in Ireland for Irish tax purposes or who have used their shares in or for the purposes of a trade carried on by the shareholder in Ireland through a branch or agency, or whose shares were used or held or acquired for use by or for the purposes of the branch or agency will, subject to the availability of any exemptions and reliefs, generally be within the charge to Irish CGT in relation to the cancellation of Weatherford-Ireland ordinary shares under the Scheme of Arrangement. Such shareholders should consult their own tax advisors as to the Irish tax consequences of the Scheme of Arrangement.

Stamp Duty

Irish stamp duty should not be payable by the holders of Weatherford-Ireland ordinary shares on the Scheme of Arrangement.

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DESCRIPTION OF WEATHERFORD-US CAPITAL STOCK

The following description of the capital stock of Weatherford-US is a summary. This summary is subject to the DGCL and to the complete text of the Delaware Charter and Bylaws which will be adopted by Weatherford-US substantially in the forms attached at Annexes B and C of this Proxy Statement, respectively, prior to the Effective Time. We encourage you to read the Delaware Charter and Bylaws carefully. There are differences between the Weatherford-Ireland Articles and the Delaware Charter and Bylaws.

See “Comparison of Rights of Shareholders and Powers of the Board of Directors.” Except where otherwise indicated, the description below reflects the Delaware Charter and Bylaws substantially as those documents will be in effect upon consummation of the Redomestication.

CAPITAL STRUCTURE

Authorized Capital Stock

Prior to the Scheme of Arrangement, Weatherford-US will not have any stock issued and outstanding other than nominal stock issued to Weatherford Bermuda Holdings Ltd., an indirect, wholly-owned subsidiary of Weatherford-Ireland, in connection with its prior Texas formation and its subsequent Delaware conversion. Upon the completion of the Scheme of Arrangement, Weatherford-US’s authorized capital stock will consist of 1,346,000,000 shares of Weatherford-US common stock, $0.001 par value per share, and 10,000,000 shares of Weatherford-US preferred stock, par value $0.001 per share. The amount of authorized shares of Weatherford-US common stock will be the same as the amount of authorized Weatherford-Ireland ordinary shares immediately prior to the effectiveness of the Scheme of Arrangement.

Issued Capital Stock

The issued share capital of Weatherford-US at the close of business on [•], 2026 was $0.001 consisting of one share of common stock, $0.001 par value per share.

VOTING RIGHTS

Holders of our common stock will be entitled to one vote for each share on all matters submitted to a vote of stockholders, including the election of directors. There are no cumulative voting rights. Subject to the voting rights expressly conferred to the holders of our preferred stock, if any, the holders of our common stock possess exclusive voting power for the election of directors and for all other purposes. The Delaware Charter provides that the number of authorized shares may be increased or decreased (but not below the number then outstanding) by a vote of the holders of capital stock without a separate class or series vote.

The Bylaws provide that directors shall be elected by the affirmative vote of a majority of the votes cast (for or against) the directors by the holders of shares entitled to vote in the election of directors at a stockholder meeting at which a quorum is present, provided, however, that the directors shall be elected by a plurality of the votes cast by the holders of shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors at any such meeting of stockholders for which (i) the secretary of the corporation receives a notice that a stockholder has nominated a person for election to the board of directors in compliance with the advance notice requirements for stockholder nominees for director set forth in the Bylaws, and (ii) such nomination has not been withdrawn by such stockholder on or prior to the tenth (10th) day preceding the date the corporation first mails its notice of meeting for such meeting to the stockholders.

DIVIDENDS

Holders of Weatherford-US common stock will be entitled to receive dividends, if any, as may be declared from time to time by the Weatherford-US Board out of the assets of Weatherford-US which are by law available therefor. Declaration and payment of any dividend will be subject to the discretion of the Weatherford-US Board. The time and amount of dividends will be dependent upon our results of operations, financial condition, contractual restrictions and capital requirements, the provisions of Delaware law affecting the payment of dividends to stockholders, and any other factors the Weatherford-US Board may consider relevant.

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DISSOLUTION RIGHTS

Upon the dissolution or winding up of Weatherford-US, holders of our common stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preference of any then outstanding shares of preferred stock. Holders of common stock have no preemptive or conversion rights or other subscription rights.

SHARE REPURCHASES

Repurchases and Redemptions by Weatherford-US

The Weatherford-US Board may exercise all of the powers of Weatherford-US to purchase or acquire all or any part of its own shares at any price and upon such terms as the Weatherford-US Board may in its discretion determine, provided that such acquisition does not impair the capital of the corporation subject to certain exceptions. Under the DGCL, a corporation may not purchase or redeem its own shares of capital stock when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation, except that a corporation may purchase or redeem out of capital any of its own shares which are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares will be retired upon their acquisition and the capital of the corporation reduced. Weatherford-US may hold repurchased shares as treasury shares in accordance with the DGCL. Treasury shares are issued but not outstanding and are not entitled to vote or counted for quorum purposes. Under the DGCL, dividends may be declared and paid only out of surplus (as defined in the DGCL), or if there is no surplus, out of net profits for the current and/or preceding fiscal year.

Existing Share Repurchase Program

The Board has previously authorized a program to repurchase up to $500 million of the ordinary shares of Weatherford-Ireland, under which there remained, as of close of trading on March 31, 2026, authorization to repurchase up to $290 million of the ordinary shares of Weatherford-Ireland. Prior to the consummation of the Scheme of Arrangement, we expect the Weatherford-US Board to authorize the repurchase or redemption of Weatherford-US shares by Weatherford-US and subsidiaries of Weatherford-US pursuant to the program, such that Weatherford-US and its subsidiaries will be authorized to purchase or redeem shares in an aggregate amount approximately equal to the then-remaining authorization under the existing Weatherford-Ireland share repurchase program.

CERTAIN PROVISIONS OF OUR DELAWARE CHARTER AND BYLAWS

Anti-Takeover Effects of Delaware Law, our Delaware Charter and Bylaws

Our Delaware Charter and Bylaws contain provisions that could have the effect of delaying, deterring or preventing another party from acquiring control of us. These provisions and certain provisions of Delaware law, which are further summarized below, are expected to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed, in part, to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of increased protection of our potential ability to negotiate more favorable terms with an unfriendly or unsolicited acquirer outweigh the disadvantages of discouraging a proposal to acquire us.

Authorized Preferred Stock

The Delaware Charter provides that the Weatherford-US Board may cause the company to issue preferred stock from time to time in one or more series and may fix the number of shares and the designation and other terms of each series without the further approval of our stockholders. The preferred stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board (authority to do so is expressly vested in the Board). The Board is authorized to fix by resolution or resolutions and to set forth in a certificate of designation filed pursuant to the DGCL, the designations, powers, preferences and relative participating, optional or other special rights, if any, and any qualifications, limitations or restrictions of any series of preferred stock, and the Board may fix and set forth with respect to any series of preferred stock any terms whatsoever permitted by applicable law, including: any powers, rights (including, voting, participation, optional, dividend, conversion, exchange or any other rights), terms and rights of redemption (including sinking fund provisions), redemption prices and timing, dividend rates or terms (including cumulative or noncumulative terms or including modes of payment, such as cash, securities, or property), liquidation preferences or required returns, any affirmative or negative covenants or any restrictions on indebtedness, issuance of additional stock, payment of dividends or distributions, purchase or redemption of stock, or other restrictions.

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The issuance of preferred stock, while providing desired flexibility in connection with possible acquisitions and other corporate purposes, could adversely affect the power of holders of our common stock. It could also affect the likelihood that holders of our common stock will receive dividend payments and payments upon liquidation. The issuance of shares of preferred stock, or the issuance of rights to purchase shares of preferred stock, could be used to discourage an attempt to obtain control of us. For example, if, in the exercise of its fiduciary obligations, our Board was to determine that a takeover proposal was not in our best interest, the Weatherford-US Board could authorize the issuance of a series of preferred stock containing class voting rights that would enable the holder or holders of the series to prevent or make the change of control transaction more difficult. Alternatively, a change of control transaction deemed by the board to be in our best interest could be facilitated by issuing a series of preferred stock having sufficient voting rights to provide the required percentage vote of the stockholders.

Limits on Ability of Stockholders to Act by Written Consent or Call a Special Meeting

The Delaware Charter provides that our stockholders may act by written consent only if the holders of all of our shares entitled to vote on such action execute a unanimous written consent. This may deter action by written consent or lengthen the amount of time required to take stockholder actions. As a result, even a holder controlling a majority of our capital stock would not be able to amend our Bylaws or remove directors without holding a meeting of our stockholders called in accordance with the Delaware Charter, our Bylaws and the DGCL.

In addition, the Delaware Charter provides that special meetings of stockholders may be called only by the Board (pursuant to a resolution adopted by the affirmative vote of a majority of the whole Board) and shall be called by the Secretary upon a request made in accordance with the Bylaws by one or more stockholders of record who hold, or who are acting as nominee on behalf of other persons who beneficially own, in the aggregate, at least 25% of the outstanding shares of Weatherford-US common stock on the applicable record date. The threshold required for stockholders to call a special meeting may delay the ability of our stockholders to present a proposal for the consideration of stockholders outside of annual meetings.

Requirements for Advance Notification of Stockholder Nominations and Proposals

The Bylaws establish advance notice procedures and requirements with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made pursuant to the corporation’s notice of meeting or by or at the direction of our board of directors (or a committee of our board of directors). These provisions may have the effect of precluding the conduct of certain business at a meeting if the proper procedures are not followed. These provisions may also discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of our company.

No Cumulative Voting

The Delaware Charter and Bylaws do not permit cumulative voting in the election of directors. Cumulative voting allows a stockholder to vote a portion or all of its shares for one or more candidates for seats on the Weatherford-US Board. Without cumulative voting, a minority stockholder may not be able to gain as many seats on the Weatherford-US Board as the stockholder would be able to gain if cumulative voting were permitted. The absence of cumulative voting makes it more difficult for a minority stockholder to gain a seat on the Weatherford-US Board to influence the Weatherford-US Board’s decision regarding a takeover.

Amendment of Delaware Charter Provisions

Subject to certain exceptions under the DGCL, any amendment of the Delaware Charter will require approval by holders of at least a majority of our outstanding capital stock entitled to vote on the matter.

Stockholder Derivative Proceedings

Under the DGCL, a stockholder may institute a derivative proceeding brought on behalf of Weatherford-US only if the stockholder satisfies the requirements of Delaware law, including that the stockholder was a stockholder at the time of the transaction of which the stockholder complains or the stockholder’s stock thereafter devolved upon the stockholder by operation of law. In addition, a stockholder must make a demand on the board. The demand requirement may be excused where it would be futile.

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Delaware Anti-Takeover Statute

Weatherford-US will be subject to Section 203 of the DGCL regulating corporate takeovers. In general, that section prohibits Delaware public corporations from engaging in a business combination with an interested stockholder during the three-year period following the time the interested stockholder became an interested stockholder in the absence of certain board of director or stockholder approvals. Generally, an interested stockholder of a corporation is any person, other than the corporation and any of its direct or indirect majority-owned subsidiaries, that is or was within the preceding three-year period the beneficial owner of 15% or more of the outstanding shares of voting stock of the corporation, subject to certain exceptions.

Choice of Forum

Weatherford-US has not elected to include an exclusive forum provision in the Delaware Charter or Bylaws, except that, with respect to any cause of action arising under the Securities Act, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting such cause of action.

PRE-EMPTIVE AND SIMILAR RIGHTS

Weatherford-US will be subject to the rules of Nasdaq requiring stockholder approval of certain share issuances. Holders of shares of Weatherford-US common stock will not have pre-emptive, subscription, conversion, or stockholder redemption rights. There will be no redemption or sinking fund provisions applicable to Weatherford-US’s common stock in its Delaware Charter or Bylaws.

NO LIABILITY FOR FURTHER CALLS OR ASSESSMENTS

All of the issued and outstanding shares of Weatherford-US common stock will be fully paid and non-assessable.

TRANSFER AND REGISTRATION OF SHARES

The Delaware Charter and Bylaws do not provide for any restrictions on the transferability of shares of Weatherford-US common stock. Subject to applicable securities laws, shares of Weatherford-US common stock will be freely transferable on Nasdaq once listed.

NO SHARE CERTIFICATES

The Bylaws provide the Weatherford-US Board with discretion to issue stock in certificated or uncertificated form. It is not anticipated that Weatherford-US will issue stock certificates unless (i) certificates are required by law, any stock exchange, a recognized depository, any operator of any clearance or settlement system, or the terms of issue of any class or series of its shares, or (ii) a holder of Weatherford-Ireland ordinary shares in respect of which a certificate has been issued applies for share certificates evidencing ownership of Weatherford-US shares received pursuant to the Redomestication. See “Scheme Meeting Agenda Item: The Scheme of Arrangement Proposal.”

STOCK EXCHANGE LISTING

We intend to make application for and expect that, immediately following the Effective Time, the shares of Weatherford-US common stock issued pursuant to the Scheme of Arrangement will be listed on Nasdaq under the symbol “WFRD,” the same symbol under which the Weatherford-Ireland ordinary shares are currently listed. We do not currently intend to list the Weatherford-Ireland ordinary shares on any stock exchange following the Scheme of Arrangement.

TRANSFER AGENT AND REGISTRAR

The transfer agent and registrar for Weatherford-Ireland’s ordinary shares, and the expected transfer agent and registrar for Weatherford-US’s common stock upon completion of the Scheme of Arrangement, is EQ Shareowner Services at 1110 Centre Pointe Curve, Suite 101, Mendota Heights, MN 55120.

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COMPARISON OF RIGHTS OF SHAREHOLDERS AND POWERS OF THE BOARD OF DIRECTORS

Your rights as a shareholder of Weatherford-Ireland and the relative powers of the Board are governed by Irish law and the Weatherford-Ireland Articles. After the effectiveness of the Scheme of Arrangement, you will be a Weatherford-US shareholder, and your rights and the relative powers of Weatherford-US’s Board will be governed by Delaware law, the Delaware Charter and the Bylaws.

Many of the principal attributes of the Weatherford-Ireland ordinary shares and the Weatherford-US common stock will be similar. However, there are differences between what your rights are under Irish law and what they will be under Delaware law after the Scheme of Arrangement takes effect. In addition, there are differences between the Weatherford-Ireland Articles and the Delaware Charter and Bylaws.

The following discussion is a summary of certain changes in your rights resulting from the effect of the Scheme of Arrangement.

This summary does not cover all of the differences between Irish law and Delaware law affecting companies and their shareholders or all of the differences between the Weatherford-Ireland Articles, the Delaware Charter and Bylaws. This summary is subject to the DGCL and the Irish Companies Act, and to the complete text of the Weatherford-Ireland Articles and the Delaware Charter and Bylaws (which will be adopted by Weatherford-US substantially in the forms attached as Annexes B and C, respectively, prior to the Effective Time). We encourage you to read those documents carefully.

For information as to how you can obtain the Weatherford-Ireland Articles, please see “Where You Can Find More Information.” Except where otherwise indicated, the discussion of Weatherford-US below reflects Weatherford-US’s Delaware Charter and Bylaws as those documents will be in effect upon consummation of the Redomestication.

PROVISION	WEATHERFORD-IRELAND	WEATHERFORD-US (DELAWARE)
Capital Structure

The authorized share capital of Weatherford-Ireland is US$1,356,000 divided into 1,356,000,000 ordinary shares with a nominal value of $0.001 per share.

As of [●], there were [●] Weatherford-Ireland ordinary shares issued and outstanding.

The authorized share capital may be increased or reduced by way of an ordinary resolution of Weatherford-Ireland. An “ordinary resolution” is a resolution passed by a simple majority of the votes cast by shareholders as, being entitled to do so, vote in person or by proxy at a general meeting of Weatherford-Ireland.

Weatherford-Ireland may, by special resolution and subject to confirmation by the Irish High Court, reduce its company capital (which includes amongst other things, its issued share capital and its share premium) in any manner permitted by the Irish Companies Act. A “special resolution” is a resolution passed by not less than 75% of the votes cast by shareholders as, being entitled to do so, vote in person or by proxy at a general meeting of Weatherford-Ireland.

The Delaware Charter authorizes 1,356,000,000 shares of capital stock, consisting of (a) 1,346,000,000 shares of Weatherford-US common stock, par value $0.001 per share, and (b) 10,000,000 shares of preferred stock, par value $0.001 per share.

The number of authorized shares of any of the Weatherford-US common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by a vote of the holders of the capital stock of Weatherford-US entitled to vote thereon, and no separate vote of the holders of any of the Weatherford-US common stock or preferred stock (or series thereof) shall be required therefor, unless a vote of any such holders is required pursuant to the Delaware Charter.

Shares of Weatherford-US common stock will be issued in connection with the Scheme of Arrangement. Holders of shares of Weatherford-US common stock will be entitled to all the rights and obligations provided to such holders under the DGCL and the Delaware Charter and Bylaws.

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PROVISION	WEATHERFORD-IRELAND	WEATHERFORD-US (DELAWARE)
Weatherford-Ireland may, by ordinary resolution, sub-divide or consolidate (i.e., a reverse share split) its shares, or reduce or increase the nominal value of its shares.

Assuming the Scheme of Arrangement had become effective as of the Voting Record Time, there would be [●] shares of Weatherford-US common stock outstanding and no shares of Weatherford-US preferred stock outstanding.

Issuance of Shares; Share Warrants and Share Options

Under Irish law, no shares may be allotted and issued by Weatherford-Ireland unless comprised in its authorized but unissued share capital.

Under Irish law and the Weatherford-Ireland Articles, the Board, or a duly authorized committee thereof, may (i) allot and issue ordinary shares, and (ii) grant rights to subscribe for, or convert any security into, ordinary shares (including share warrants and share options) (“convertible rights”) up to the maximum amount of Weatherford-Ireland’s authorized but unissued share capital, once generally, or specifically, authorized to do so by ordinary resolution passed by shareholders at a general meeting.

A general allotment authorization may be given for a maximum period of five years, at which point it must be renewed by ordinary resolution.

The Weatherford-Ireland shareholders most recently resolved by ordinary resolution passed at Weatherford-Ireland’s 2026 annual general meeting to generally authorize the Board to issue new ordinary shares and convertible securities for a period of 15 months ending September 11, 2027 (or the date of the next annual general meeting, whichever is later) in respect of up to 14,387,000 ordinary shares (representing approximately 20% of its issued share capital).

Under Irish law, a shareholder allotment authorization is not required for the allotment and issue of ordinary shares or grant of convertible rights in pursuance of an employees’ share scheme.

Subject to applicable law, the Weatherford-US Board may authorize Weatherford-US to issue and sell all or any part of any authorized shares of any class of Weatherford-US common stock for such consideration and for such corporate purposes as the Weatherford-US Board determines.

Under Delaware law, the directors may authorize capital stock to be issued for consideration consisting of cash, any tangible or intangible property, any benefit to the corporation or any combination thereof.

Statutory Pre- emption Rights

Under Irish law, subject to certain exceptions, allotments, issuances and grants of “equity securities” (comprising, subject to certain exceptions, new ordinary shares and convertible rights) for cash are subject to statutory pre-emption rights in favor of shareholders, save to the extent such statutory pre-emption rights are generally, or specifically, disapplied by special resolution passed by shareholders at a general meeting.

Under the DGCL, holders of Weatherford-US common stock do not have preemptive rights (the right of existing stockholders to participate in subsequent share issuances) unless, and except to the extent that, these rights are affirmatively granted to such stockholder. The Delaware Charter does not provide any preemptive rights for stockholders.

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PROVISION	WEATHERFORD-IRELAND	WEATHERFORD-US (DELAWARE)

A general disapplication of statutory pre-emption rights may be given for a maximum period of five years, at which point it must be renewed by special resolution.

The Weatherford-Ireland shareholders most recently resolved by special resolution passed at Weatherford-Ireland’s 2026 annual general meeting to approve a general disapplication of statutory pre-emption rights for a period of 15 months ending September 11, 2027 (or the date of the next annual general meeting, whichever is later) in respect of up to 14,387,000 ordinary shares (representing approximately 20% of its issued share capital).

Under Irish law, statutory pre-emption rights do not apply to the allotment and issue of ordinary shares or grant of convertible rights in pursuance of an employees’ share scheme.

Election of Directors

The Weatherford-Ireland Articles provide that the number of directors shall be fixed from time to time by the Board, provided the number shall not be less than 3 nor more than 14.

The Weatherford-Ireland Articles provide that the directors may be appointed by Weatherford-Ireland shareholders in general meeting or by the Board.

The Weatherford-Ireland Articles provide that each director shall (unless his or her office is earlier vacated) serve for a one-year term concluding on the later of (i) the annual general meeting after such director was last appointed or reappointed and (ii) the date his or her successor is elected and qualified.

The Weatherford-Ireland Articles provide that each director shall be elected by ordinary resolution passed by shareholders at a general meeting provided that, if the number of director nominees exceeds the number of directors to be elected (a “contested election”), each of those nominees shall be voted upon as a separate resolution and the directors shall be elected by a plurality of the votes cast, in person or represented by proxy, at such meeting and entitled to vote on the election of directors.

The Weatherford-Ireland Articles provide that, in an uncontested election (where the number of director nominees does not exceed the number of directors to be elected), any nominee for election to the Board who is then serving as a

Under Delaware law, a corporation must have at least one director. The Delaware Charter provides that the total number of directors constituting the entire Weatherford-US Board, within the range set forth in the Bylaws, shall be fixed from time to time exclusively by resolution adopted by the affirmative vote of a majority of the whole Weatherford-US Board. The Bylaws provide that the number of directors shall not be less than three nor more than 14.

The DGCL provides that directors will be elected at an annual meeting or at a special meeting called for that purpose or by consent in lieu of an annual meeting. The Bylaws provide that directors are elected by the affirmative vote of the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present; provided, however, that if the number of nominees exceeds the number of directors to be elected (a contested election), directors shall be elected by a plurality of the votes cast. As discussed below, the Delaware Charter and Bylaws permit stockholders to act by unanimous consent.

Each director shall serve for a term expiring at the next annual meeting of stockholders and until his or her successor shall be elected and qualified, or his or her earlier death, resignation, disqualification or removal from office.

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PROVISION	WEATHERFORD-IRELAND	WEATHERFORD-US (DELAWARE)

director and who receives a greater number of “against” votes than “for” votes shall promptly tender his or her resignation following certification of the vote. The Board (excluding the director who has so tendered his or her resignation) is then obliged to consider the resignation offer and decide whether to accept or reject the resignation, or whether other action should be taken.

Appointment of Directors by the Board

The Weatherford-Ireland Articles provide that the Board may from time to time appoint any person to be a director, either to fill a casual vacancy or as an addition to the existing directors, provided that the total number of directors shall not at any time exceed the maximum number of 14 as provided for in the Weatherford-Ireland Articles.

Subject to the rights of the holders of any series of preferred stock then outstanding, and unless otherwise determined by the Weatherford-US Board, any newly created directorship on the Weatherford-US Board that results from an increase in the number of directors or any vacancy occurring on the Weatherford-US Board (whether by death, resignation or removal) shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy or newly created directorship shall serve for a term expiring at the next annual meeting of stockholders held after such director’s election and shall hold office until his or her successor shall be elected and qualified, or his or her earlier death, resignation, disqualification or removal from office.

Removal of Directors

Under Irish law, Weatherford-Ireland shareholders may remove a director without cause by ordinary resolution, provided that at least 28 clear days’ notice of the resolution is given to Weatherford-Ireland and the Weatherford-Ireland shareholders comply with the relevant procedural requirements.

Under Irish law one or more Weatherford-Ireland shareholders representing not less than 10% of the paid-up share capital of Weatherford-Ireland carrying voting rights may requisition Weatherford-Ireland to convene an extraordinary general meeting at which a resolution to remove a director and appoint another person in his or her place may be proposed.

The Weatherford-Ireland Articles also provide that one or more Weatherford-Ireland shareholders holding at least 25% of the outstanding ordinary shares may directly convene an extraordinary general meeting, at which a resolution to remove a director and appoint another person in his or her place may be proposed.

The Bylaws provide that directors of Weatherford-US may be removed in accordance with applicable law. Under the DGCL, any director or the entire Weatherford-US Board may be removed, with or without cause, by the holders of a majority of the voting power of the shares then entitled to vote at an election of directors. Notwithstanding the foregoing, to the extent the holders of preferred stock are entitled to elect a director separately, such director may be removed without cause only by a vote of the holders entitled to elect such director.

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PROVISION	WEATHERFORD-IRELAND	WEATHERFORD-US (DELAWARE)
Board and Committee Composition; Management

The Weatherford-Ireland Articles confer authority on the Board to manage the business of Weatherford-Ireland, and provides that the Board may exercise all such powers of Weatherford-Ireland as are not by the Irish Companies Act, the Weatherford-Ireland memorandum of association or by the Weatherford-Ireland Articles required to be exercised by Weatherford-Ireland in general meeting.

Under the Weatherford-Ireland Articles, the Board may delegate any of its powers to such person or persons as they think fit, including committees.

Under the Weatherford-Ireland Articles, the Board, may establish one or more committees consisting in whole or in part of members of the Board. The composition, function, power, and obligations of any such committee will be determined by the Board from time to time.

The Bylaws provide that the Weatherford-US Board may designate one or more committees, each such committee to consist of one or more of the directors of Weatherford-US. The Weatherford-US Board may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Weatherford-US Board establishing such committee, shall have and may exercise all the powers and authority of the Weatherford-US Board in the management of the business and affairs of Weatherford-US; provided that no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval or (b) adopting, amending or repealing the Bylaws.

Duties of the Board of Directors

The Irish Companies Act sets out nine principal fiduciary duties for directors. These statutory duties are non-exhaustive and are based upon, and interpreted in accordance with, common law rules and equitable principles which have been developed by the Irish courts over many years. The nine principal fiduciary duties of a director are:

(i)  to act in good faith in what the director considers to be the interests of the company;

(ii)   to act honestly and responsibly in relation to the conduct of the affairs of the company;

(iii)  to act in accordance with the company’s constitution and to exercise his or her powers only for the purposes allowed by law;

(iv)  not to use the company’s property, information, or opportunities for his or her own benefit, or that of anyone else;

(v)   not to agree to restrict the director’s power to exercise an independent judgement;

(vi)  to avoid conflicts of interest;

(vii)  to exercise due care, skill and diligence;

(viii) to have regard to the interests of the company’s employees in general and its shareholders; and

(ix)  to have regard to the interests of the company’s creditors, where a director believes, or has reasonable cause to believe

In Delaware, fiduciary duties are generally developed by case law. Under Delaware law, a company’s directors are charged with fiduciary duties of care and loyalty (which further include the duties of good faith, oversight, and disclosure). The duty of care requires directors not to act with gross negligence, including, depending on the facts and circumstances, by being well-informed and gathering and considering reasonably available relevant information. The duty of loyalty requires directors to act in good faith and under the belief that their actions will be best for the corporation and its stockholders.

Under Delaware law, a director, or a member of any committee designated by a corporation’s board of directors, shall, in the performance of such director’s duties, be “fully protected” in relying in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation’s officers or employees, by committees of the board of directors, or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

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PROVISION	WEATHERFORD-IRELAND	WEATHERFORD-US (DELAWARE)

the company is, or is likely to be, unable to pay its debts or where the directors become aware of the company’s insolvency.

Such duties are owed to Weatherford-Ireland (not to individual shareholders or third parties) and only Weatherford-Ireland may take an action for breach of duty against a director. In limited situations, shareholders may be able to bring a derivative action on behalf of Weatherford-Ireland.

Shareholders’ Suits

Under Irish law, fiduciary duties are owed by the Weatherford-Ireland’s directors to Weatherford-Ireland (not to individual shareholders or third parties) and only Weatherford-Ireland may take an action for breach of fiduciary duty against a Weatherford-Ireland director.

In limited situations, the Weatherford-Ireland shareholders may be able to bring a derivative action on behalf of Weatherford-Ireland.

While Irish law only permits a Weatherford-Ireland shareholder to initiate a lawsuit on behalf of Weatherford-Ireland in limited circumstances, it does permit a shareholder to apply for a court order where Weatherford-Ireland’s affairs are being conducted or the powers of the Board are being exercised (i) in a manner oppressive to him or her or any of the members, or (ii) in disregard of his or her or their interests as members.

Delaware law provides that a stockholder may bring a derivative action on behalf of the corporation to enforce the rights of the corporation. In Delaware, before a stockholder may bring a derivative action, it must make a demand on the board, unless such demand is excused. The demand requirement may be excused where it would be futile due to the interests of a majority of the board. If demand is excused, the demanding stockholder may proceed with the derivative action without first going through the process of submitting a demand to the board; if demand is required and was given and rejected, the court will assess the reasonableness of the board’s decision not to pursue the matter.

A person may institute such a suit only if such person was a stockholder at the time of the transaction which is the subject of the suit or his or her shares thereafter devolved upon him or her by operation of law. Additionally, under Delaware case law, the plaintiff generally must be a stockholder not only at the time of the transaction which is the subject of the suit, but also through the duration of the derivative suit.

A stockholder also may commence a class action suit on behalf of himself, herself or itself and other similarly situated stockholders where the requirements for maintaining a class action have been met.

Indemnification of Directors and Officers; Insurance

Subject to exceptions, Irish law does not permit a company to exempt a director or certain officers from, or indemnify a director against, liability in connection with any negligence, default, breach of duty or breach of trust by a director in relation to Weatherford-Ireland. The exceptions allow a company to (i) purchase and maintain directors and officers insurance against any liability attaching in connection with any negligence default, breach of duty or breach of trust owed to the company, and (ii) indemnify a director or

Delaware law generally permits a corporation to indemnify its directors, officers, employees and agents, and such other persons serving at the request of the corporation or other entities or enterprises, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, suit or proceeding, and against expenses (including attorneys’ fees) in connection with a derivative action, suit or proceeding, if the officer

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PROVISION	WEATHERFORD-IRELAND	WEATHERFORD-US (DELAWARE)

such other officer against any liability incurred in defending proceedings, whether civil or criminal

(a) in which judgment is given in his or her favor or in which he or she is acquitted, or (b) in respect of which an Irish court grants him or her relief from any such liability on the grounds that he or she acted honestly and reasonably and that, having regard to all the circumstances of the case, he or she ought fairly to be excused for the wrong concerned.

The Weatherford-Ireland Articles include a provision which, subject to the provisions of the Irish Companies Act as aforesaid, entitles every present and former director and other officer of Weatherford-Ireland and each other person who is or was serving at the request of Weatherford-Ireland as a director, officer, employee or agent of another company, or of a partnership, joint venture, trust or other enterprise or non-profit entity, including service with respect to employee benefit plans maintained or sponsored by Weatherford-Ireland (including the heirs, executors, administrators and estates of such persons) to be indemnified and held harmless by Weatherford-Ireland to the fullest extent permitted by law against all costs, charges, losses, expenses and liabilities incurred by him or her in the execution and discharge of his or her duties in relation thereto.

In addition, Weatherford-Ireland and Weatherford International Ltd., have entered (and/or, if required, any other subsidiary of Weatherford-Ireland may enter) into indemnification agreements (or deed poll indemnities) with or as to each of Weatherford-Ireland’s directors and certain officers as well as with individuals serving as directors, officers, employees, agents or fiduciaries of our subsidiaries or any other company, corporation, joint venture, trust, employee benefit plan or other entity or enterprise or by reason of anything done or not done by such person in any capacity providing for the indemnification of, and advancement of expenses to, these persons to the fullest extent permitted by law.

As permitted by Irish law, Weatherford-Ireland has also taken out directors’ and officers’ liability insurance.

or director acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, in a criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

The Bylaws provide that each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any proceeding, by reason of the fact that he or she is or was a director or an officer of Weatherford-US or is or was serving at the request of Weatherford-US as a director, officer, employee, agent or trustee of another entity or enterprise, shall be indemnified and held harmless by Weatherford-US to the fullest extent permitted by Delaware law against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, except in certain circumstances, that Weatherford-US shall indemnify any such indemnitee in connection with a proceeding initiated by such indemnitee only if such proceeding was authorized by the Weatherford-US Board.

The Bylaws also provide that an indemnitee shall have the right to be paid by Weatherford-US the expenses (including attorneys’ fees) incurred in defending, and in connection with certain participation in, any such proceeding in advance of its final disposition, upon delivery of an undertaking by or on behalf of such indemnitee to repay all amounts so advanced if it shall ultimately be determined by an unappealable final judicial decision that such indemnitee is not entitled to be indemnified.

The Bylaws further provide that Weatherford-US may grant rights to indemnification and to the advancement of expenses to any employee or agent of Weatherford-US.

Delaware law and the Bylaws provide that Weatherford-US may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of Weatherford-US or another entity or enterprise against any expense, liability or loss, whether or not Weatherford-US would have the power to indemnify such person against such expense, liability or loss under the DGCL.

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PROVISION	WEATHERFORD-IRELAND	WEATHERFORD-US (DELAWARE)
Limitation on Director and Officer Liability

Irish law does not permit Weatherford-Ireland to exempt directors and certain officers from liability in connection with their negligence, default, breach of duty or breach of trust in relation to Weatherford-Ireland.

Under Delaware law, a corporation’s certificate of incorporation may include a provision eliminating or limiting the personal liability of a director or officer to the corporation and its stockholders for monetary damages for breach of fiduciary duty as a director or officer, subject to certain exceptions.

The Delaware Charter provides that, to the fullest extent that the DGCL or any other law of the State of Delaware permits the limitation or elimination of the liability of directors, no person who is or was a director of Weatherford-US shall be personally liable to Weatherford-US or any of its stockholders for monetary damages for breach of fiduciary duty as a director; provided that this provision shall not eliminate or limit the liability of a director: (1) for any breach of the director’s duty of loyalty to Weatherford-US or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under Section 174 of the DGCL; or (4) for any transaction from which the director derived an improper personal benefit.

Any change in law, or any repeal or amendment of these provisions or adoption of any other provision of the Delaware Charter inconsistent with these provisions will, unless otherwise required by law, be prospective only (except to the extent such change, repeal, amendment or adoption permits Weatherford-US to further limit or eliminate the liability of directors) and shall not adversely affect any right or protection of a director of Weatherford-US existing at the time of such change, repeal, amendment or adoption with respect to acts or omissions occurring prior to such change, repeal, amendment or adoption.

Conflicts of Interest

Under the Irish Companies Act, each director of Weatherford-Ireland has a fiduciary duty to avoid any conflicts between the director’s duties to Weatherford-Ireland and the director’s other (including personal) interests unless the director is released from his or her duty in accordance with the Weatherford-Ireland Articles or by ordinary resolution passed by the Weatherford-Ireland shareholders in general meeting.

The Weatherford-Ireland Articles provide that a director may vote in respect of any contract, appointment or arrangement in which he or she is interested and shall be counted in the quorum

The DGCL provides a statutory “safe harbor” for transactions involving conflicts of interest if specific procedural requirements are met. Generally, such conflicted transactions are protected if approved by (i) a majority of “disinterested directors”, or, if the board is not composed of a majority of “disinterested directors” or the transaction involves a conflicted controlling stockholder, a majority of “disinterested directors” serving on a committee composed of at least two directors or (ii) by a majority of disinterested stockholders. For go-private transactions involving a controlling stockholder, the protections are only available if

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PROVISION	WEATHERFORD-IRELAND	WEATHERFORD-US (DELAWARE)

present at the meeting and is released from his or her duty to avoid conflicts of interest under the Irish Companies Act, and a director may vote on his or her own appointment or arrangement and the terms of it.

The Weatherford-Ireland Articles further provide that a director may act by himself or herself, or his or her firm, in a professional capacity for Weatherford-Ireland; and any director, in such a case, or his or her firm, shall be entitled to remuneration for professional services as if he or she were not a director, but nothing in the Weatherford-Ireland Articles authorizes a director, or his or her firm, to act as Weatherford-Ireland’s auditor.

Under the Irish Companies Act and the Weatherford-Ireland Articles, each director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with Weatherford-Ireland has a duty to declare the nature of his or her interest at a meeting of the Board.

the transaction is (y) approved by a majority of disinterested directors serving on a committee comprised of at least two directors, each of whom the board has determined to be disinterested and (z) the transaction is conditioned on the approval of and is approved by a majority of disinterested stockholders.

This safe harbor under Delaware law, generally requires a person to own at least 33% in voting power of the outstanding stock to be considered a controlling stockholder.

These transactions involving conflicts of interest are also subject to statutory safe harbors if they are fair as to the corporation and the corporation’s stockholders.

Annual Meetings of Shareholders

Under Irish law, Weatherford-Ireland is required to hold an annual general meeting in each calendar year, provided that no more than 15 months may elapse between the date of one annual general meeting and the next and the annual meeting must be held no more than nine months after Weatherford-Ireland’s fiscal year-end.

Under the DGCL, unless directors are elected by written consent in lieu of an annual meeting, an annual meeting of stockholders shall be held for the election of directors and any other proper business. The Delaware Court of Chancery may order a corporation to hold an annual meeting if the corporation has failed to hold an annual meeting for a period of 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the later of the last annual meeting of the corporation or the last action by written consent to elect directors in lieu of an annual meeting.

Under the Bylaws, annual meetings of stockholders may be held at such place, if any, either within or without the State of Delaware, and at such time and date as the Weatherford-US Board shall determine and state in the notice of meeting. The Weatherford-US Board may, in its sole discretion, determine that annual meetings of stockholders shall not be held at any place, but may in addition to or instead be held solely by means of remote communication in accordance with the DGCL.

Extraordinary Meetings of Shareholders

Under Irish law, all general meetings of Weatherford-Ireland other than annual general meetings are called extraordinary general meetings, and (i) may be convened by the Board whenever it thinks fit, (ii) must be convened by

Under the DGCL, special meetings of stockholders may be called by the board of directors and by such other person or persons authorized to do so by the corporation’s certificate of incorporation or bylaws.

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the Board upon the requisition of one or more shareholders holding at least 10% of the paid-up share capital, or (iii) may be convened by one or more Weatherford-Ireland shareholders holding at least 25% of the outstanding ordinary shares.

Under the Delaware Charter, special meetings of the stockholders may be called only by the Weatherford-US Board (pursuant to a resolution adopted by the affirmative vote of a majority of the whole Board) and shall be called by the secretary upon a request made in accordance with the Bylaws by one or more stockholders of record who hold, or who are acting as nominee on behalf of other persons who beneficially own, in the aggregate, at least 25% of the outstanding shares of Weatherford-US common stock on the record date determined pursuant to the Bylaws. Other than as provided in the Delaware Charter, special meetings of the stockholders may not be called by any other person.

Record Dates for Shareholder Meetings

The Weatherford-Ireland Articles provide that the Board may fix in advance a date as the record date:

(i)  for any such determination of Weatherford-Ireland shareholders entitled to notice of or to vote at a shareholders’ meeting, which record date shall not, subject to applicable law and the relevant exchange rules, be more than 90 days before the date of such meeting; and

(ii)   for the purpose of determining the Weatherford-Ireland shareholders entitled to receive payment of any dividend or other distribution, or in order to make a determination of Weatherford-Ireland shareholders for any other proper purpose, which record date shall not, subject to applicable law and the relevant exchange rules, be more than 60 days prior to the date of payment of such dividend or other distribution or the taking of any action to which such determination of Weatherford-Ireland shareholders is relevant.

Under the Bylaws, the Weatherford-US Board may fix a record date to determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, which record date shall not precede the date on which the resolution fixing the record date is adopted and must be not less than 10 nor more than 60 days before the meeting. If no record date is fixed, the record date for determining stockholders entitled to notice of and to vote at a meeting is the close of business on the day before the day on which notice is given or, if notice is waived, the close of business on the day before the meeting.

A determination of stockholders of record entitled to notice of or to vote at a meeting applies to any adjournment of the meeting; provided, however, that the Weatherford-US Board may fix a new record date for the adjourned meeting.

The Weatherford-US Board may also fix a record date, not more than 60 days before the applicable action, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights, entitled to exercise rights in respect of any change, conversion or exchange of stock, or for any other lawful action.

Voting

Under the Weatherford-Ireland Articles, each Weatherford-Ireland shareholder who, being entitled to attend, is present (in person or by proxy) at a general meeting of Weatherford-Ireland shall have one vote for each Weatherford-Ireland ordinary share held by him or her on the record date of the meeting.

The DGCL provides that each stockholder is entitled to one vote for each share of capital stock held by such stockholder, unless otherwise provided in the corporation’s certificate of incorporation. Under the Delaware Charter, each holder of Weatherford-US common stock shall be entitled to one vote for each share of

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PROVISION	WEATHERFORD-IRELAND	WEATHERFORD-US (DELAWARE)

Except where a greater majority is required by Irish law or the Weatherford-Ireland Articles, any question proposed for a decision of the Weatherford-Ireland shareholders at any general meeting of Weatherford-Ireland or a decision of any class of Weatherford-Ireland shareholders at a separate meeting will be decided by an ordinary resolution.

Weatherford-US common stock held of record by such holder on all matters on which stockholders generally are entitled to vote. Under the Bylaws, when a quorum is present at any meeting, a majority of votes cast, affirmatively or negatively, by the holders of a majority of the shares of stock present and entitled to vote on the matter shall decide any question brought before such meeting, unless the question is one upon which a different vote is required by applicable law, stock exchange rules, the Delaware Charter or the Bylaws.

Quorum Requirements

The Weatherford-Ireland Articles provide that one or more Weatherford-Ireland shareholders present in person or by proxy and having the right to attend and vote at the meeting and together holding shares representing more than 50% of the votes that may be cast by all Weatherford-Ireland shareholders at the relevant time shall be a quorum at a general meeting.

Under the Bylaws, unless otherwise required by law, the Delaware Charter or stock exchange rules, the holders of record of a majority of the voting power of the issued and outstanding shares of capital stock of Weatherford-US entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders. Where a separate vote by a class or series is required, a majority in voting power of the outstanding shares of such class or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any stockholders.

Director Nominations

Under the Weatherford-Ireland Articles, director nominations may only be made at a meeting properly called for the election of directors and only (i) by or at the direction of the Board or any committee thereof, or (ii) if properly nominated by a member in accordance with the provisions of the Weatherford-Ireland Articles.

Under the Bylaws, nominations of persons for election to the Weatherford-US Board and the proposal of other business may be made at an annual meeting of stockholders only: (a) pursuant to Weatherford-US’s notice of meeting; (b) by or at the direction of the Weatherford-US Board or any duly authorized committee thereof; or (c) by any stockholder who is entitled to vote at the meeting, who complied with the notice procedures set forth in the Bylaws and who was a stockholder of record at the time such notice is delivered, at the time of the record date of the annual meeting and at the time of the annual meeting. To be timely, the stockholder’s notice must be delivered to the Secretary not later than the close of business on the 90th day, nor earlier than the 120th day, prior to the first anniversary of the date of Weatherford-US’s annual meeting for the preceding year (subject to adjustment if the meeting date changes by more than 30 days before or 60 days after such anniversary).

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Stockholders are also permitted, under Rule 14a-19 under the Exchange Act and after compliance with the requirements of such rule to include certain director nominees on the corporation’s proxy card.

The Bylaws contain a “proxy access” provision that generally permits a stockholder or group of up to 20 stockholders owning 3% or more of the outstanding shares entitled to vote in the election of directors continuously for at least three years to nominate and include in Weatherford-US’s proxy materials director nominees up to the greater of two or 20% of the number of directors in office (subject to certain adjustments and other conditions), provided the stockholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws.

Proposals of Shareholders

Under the Weatherford-Ireland Articles, any business other than the election of directors must be (i) brought before the meeting by or at the direction of the Board, or (ii) properly brought before the meeting by a member in accordance with the provisions of the Weatherford-Ireland Articles.

In the case of member proposals to be moved at an annual general meeting, notice of business must be delivered to Weatherford-Ireland at its registered office not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual general meeting (subject to adjustment if the date of the annual general meeting is more than 30 days before or more than 60 days after such anniversary, as provided for in the Weatherford-Ireland Articles).

Under the Bylaws, stockholder proposals of business other than director nominations may be made at an annual meeting subject to similar provisions discussed above for director nominations; however, the Bylaws provide that stockholder proposals made pursuant to Rule 14a-8 promulgated under the Exchange Act may appear in the corporation’s proxy statement pursuant to the restrictions of such rule.

Adjournment of Shareholder Meetings

The Weatherford-Ireland Articles provide that the chairperson of the meeting may, with the consent of the meeting (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place.

Under the DGCL, when a meeting is adjourned, notice of the adjourned meeting need not be given if the time and place are announced at the meeting at which the adjournment is taken, unless the adjournment is for more than 30 days or a new record date is fixed.

Under the Bylaws, if less than a quorum is present at any meeting of stockholders, the chairman of the meeting or stockholders by the affirmative vote of a majority of the votes cast, affirmatively or negatively, shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present.

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Shareholder Consent to Action Without Meeting

Under Irish law, to be valid and effective, a resolution in writing requires to be signed by all the members (i.e., registered shareholders) of Weatherford for the time being entitled to attend and vote at a general meeting of Weatherford-Ireland.

Under the Delaware Charter, subject to the rights of the holders of any series of preferred stock, any action required or permitted to be taken by the stockholders of Weatherford-US must either be effected at a duly called annual or special meeting of stockholders or be effected by a consent signed by all of the stockholders entitled to vote with respect to the action that is the subject of the consent.

Shareholder Approval of Business Combinations

Where Weatherford-Ireland proposes to acquire another company, the approval of Weatherford-Ireland shareholders is not required under Irish law unless (i) the acquisition is effected as a domestic merger by Weatherford-Ireland or a cross-border merger with another company incorporated in the European Union, (ii) the acquisition involves the issuance of new Weatherford-Ireland shares or other securities carrying voting rights, which would otherwise trigger the mandatory bid requirements of the Irish Takeover Panel Act, 1997, Takeover Rules, 2022 (the “Irish Takeover Rules”), or (iii) the acquisition involves the issuance of new Weatherford-Ireland shares or grant of convertible rights, and Weatherford-Ireland has insufficient headroom in its authorized share capital or the Board does not have sufficient general shareholder authority to issue such shares or to grant such convertible rights (or to issue or grant them unrestricted from the application of statutory pre-emption rights).

Where another company proposes to acquire Weatherford-Ireland, the approval of Weatherford-Ireland shareholders is required under Irish law, with the approval threshold being dependent on the method of acquisition, as described in the following paragraphs.

Takeover Offer

Under a takeover offer, the bidder would make a general offer to Weatherford-Ireland shareholders to acquire their ordinary shares.

Under the Irish Takeover Rules, the offer must be conditional on the bidder acquiring, or having agreed to acquire, whether pursuant to the offer, or otherwise, ordinary shares conferring more than 50% of the voting rights of Weatherford-Ireland (the “acceptance condition”), although the acceptance condition may be set at a higher percentage. Where a bidder has acquired or contracted to acquire not less than 80% of the

Under Delaware law, a sale, lease or exchange of all or substantially all of a corporation’s assets or a merger or consolidation of a corporation with another corporation requires the approval of the corporation’s board of directors and, with limited exceptions, the affirmative vote of a majority of the voting power of the outstanding stock entitled to vote on the transaction.

Additionally, the DGCL permits a corporation to merge with a subsidiary corporation without a vote of stockholders of the subsidiary if the parent owns 90% or more of the outstanding shares of each class of the subsidiary’s stock that would otherwise be entitled to vote on the merger.

Subject to a number of requirements (including a requirement that the corporation have a class or series of stock that is listed on a national securities exchange or held of record by more than 2,000 holders immediately prior to the execution of the merger agreement by the corporation), Section 251(h) of the DGCL permits merger agreements to contain a provision eliminating the need for a stockholder vote for a second-step merger following consummation of a tender or exchange offer for all of the outstanding stock of a corporation on the terms provided in such merger agreement and the stock accepted for purchase or exchange prior to expiration of such offer (together with certain other shares as provided under Section 251(h) of the DGCL) equals at least such percentage of shares, and of each class or series of stock of the corporation, that, absent Section 251(h), would be required to adopt the merger agreement.

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Weatherford-Ireland ordinary shares to which the offer relates, the bidder may invoke statutory squeeze-out rights under Irish law and require any non-accepting Weatherford-Ireland shareholders to sell and transfer their ordinary shares to the bidder on the terms of the offer.

Statutory Scheme of Arrangement

Under a statutory scheme of arrangement, Weatherford-Ireland would make a proposal (i.e., the scheme) to its shareholders to (i) transfer their shares to the bidder, or (ii) cancel their shares, in each case in exchange for the relevant consideration to be provided by the bidder, with the result that the bidder would become the 100% owner of Weatherford-Ireland. A scheme requires the approval of a majority in number of the members (i.e., registered shareholders) of each class of Weatherford-Ireland’s shares affected, representing at least 75% of the shares of each class affected, present and voting, in person or by proxy, at a meeting of shareholders, together with the sanction of the Irish High Court. Shares held by a bidder or persons “acting in concert” with a bidder (including members of a bidder’s group) will be treated as a separate class for the purpose of a scheme vote.

Statutory Merger

It is possible for Weatherford-Ireland to be acquired by way of a domestic merger or cross-border merger with another company incorporated in the European Union. Such mergers must be approved by a special resolution passed by Weatherford-Ireland shareholders and confirmed by the Irish High Court or, in the case of a cross-border merger, the relevant supervisory authority in the other European Union member state, as the case may be.

Regulation of Takeovers

Public takeovers of, and certain other transactions affecting, Weatherford-Ireland are principally regulated by the Irish Takeover Rules. In particular, the Irish Takeover Rules apply to transactions in which a person or persons acting in concert seek to acquire securities carrying 30% or more of a listed Irish company’s voting rights (the control threshold under the Irish Takeover Rules).

In addition, as Weatherford-Ireland shares are listed on Nasdaq, takeovers of, and certain other transactions affecting, Weatherford-Ireland are also subject to applicable U.S. laws and

Takeovers of, and certain other transactions affecting, Weatherford-US will be subject to applicable U.S. laws and regulations, including the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and Nasdaq listing rules. Under Delaware law, Section 203 of the DGCL generally prohibits a Delaware corporation from engaging in certain business combinations with an interested stockholder for three years after the stockholder becomes an interested stockholder, unless specified conditions are satisfied. Weatherford-US will be subject to Section 203 of the DGCL.

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regulations, including (i) the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and (ii) Nasdaq listing rules, which, in both cases, will continue to apply following the Redomestication. See across in the Weatherford-US (Delaware) column for more details of same.

The Irish Takeover Rules operate to provide that, among other matters, in a takeover situation, target shareholders of the same class are afforded equivalent treatment, no offer is frustrated or unfairly prejudiced and, in situations involving multiple bidders, that there is a level playing field. The Irish Takeover Rules apply irrespective of whether a takeover is implemented by means of a takeover offer, a statutory scheme of arrangement or a statutory merger, and impose obligations on bidders and target companies, their directors, and on other transaction participants.

The Irish Takeover Rules are administered by the Irish Takeover Panel, a statutory body which has supervisory jurisdiction over takeovers and other relevant transactions which are subject to the Irish Takeover Rules.

Some key provisions of the Irish Takeover Rules, include the following:

(i)  All shareholders of the same class must be afforded equivalent treatment and save with Irish Takeover Panel consent (which may be given in limited circumstances), any offer must be made to shareholders on the same terms (including as to price).

(ii)   In a competitive situation, a target company must, if specifically requested, provide each bidder with any information that it has already provided to another bidder.

(iii)  A bidder may only announce a firm intention to make an offer when it and its financial adviser are satisfied, after careful and responsible consideration, that the bidder is and will at all relevant times be able to implement the offer. If the consideration comprises cash, resources must be available and committed to satisfy full acceptance of the offer.

(iv)  Once a bidder announces a firm intention to make an offer, it is, save in certain specified circumstances, bound to proceed with the

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offer and, save with the consent of the Irish Takeover Panel, to send the formal offer document or scheme proxy statement within 28 days of such announcement. Time extensions are typically granted for U.S. listed target companies to accommodate any SEC proxy statement review process.

(v)   The formal transaction documentation (whether in a takeover offer or scheme of arrangement) must, among other information, contain disclosure of the full transaction terms, conflicts of interests, the bidder’s intentions regarding the target company’s business, employees and trading facilities and the target’s board’s considered views (having taken competent independent financial advice) on whether it believes the terms of the offer are fair and reasonable.

(vi)  Save for material competition law conditions and the acceptance condition (see above), neither a bidder nor a target company is permitted to invoke any condition without the Irish Takeover Panel’s consent. This involves satisfying a high burden of proof, with consent only being given where the underlying circumstances are of material significance to the bidder or the target company in the context of the offer and the Irish Takeover Panel is satisfied that it would be reasonable for the bidder or the target company to invoke the condition to cause the offer to lapse. With limited exception in the case of material competition law conditions, subjective conditions are not permitted.

(vii)  A bidder and target company and persons “acting in concert” with them are required to publicly disclose their holdings of, and dealings in, target company securities, and in the case of a securities exchange offer, in bidder securities also.

(viii) A takeover offer must be open for a minimum of 21 days from the formal offer document being sent, the acceptance condition must be satisfied by the 60th day following such sending and, save with Irish Takeover Panel consent, all other conditions must be satisfied by the 81st day following such sending.

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(ix)  In a takeover offer, accepting shareholders may withdraw their acceptances of a takeover offer after 21 days from the first closing date of the offer (typically day 42) if the acceptance condition has not been satisfied by that date.

(x)   Save with the approval of the target company shareholders or, in the case of certain actions, with the prior written consent of the Irish Takeover Panel, once the target company board has received an approach which may lead to an offer or has reason to believe an offer is, or may be, imminent, the target company is not permitted to take any action (other than seeking alternative offers) which might result in the frustration of that offer or possible offer.

(xi)  Except with the consent of the Irish Takeover Panel, if (a) any person, or persons acting in concert, acquire(s) shares carrying 30% or more in the voting rights in a target company, or (b) a person, or persons acting in concert, already holding more than 30% but less than 50% of outstanding voting rights in a target company increase(s) that holding by more than 0.05% in any 12-month period, such person or in the case of persons acting in concert, such one or more of those persons as the Irish Takeover Panel shall direct, must make a mandatory offer to all shareholders in cash (or with a cash alternative) at no less than the highest price paid by such persons in the previous 12 months.

(xii)  Break fees are capped at 1% of the ascertainable deal value. Reverse break fees are permitted without a cap.

Appraisal and Dissenters’ Rights

Irish law provides for dissenters’ rights in the event of certain mergers and acquisitions.

Takeover Offer

In the case of a takeover offer for Weatherford-Ireland, where a bidder has acquired or contracted to acquire not less than 80% of the Weatherford-Ireland ordinary shares to which the offer relates, and has invoked the statutory squeeze-out procedure to require any non-accepting Weatherford-Ireland shareholders to sell and transfer their ordinary shares on the terms of the offer, a non-accepting shareholder

Under the DGCL, a stockholder of a Delaware corporation generally has the right to demand an appraisal of their shares by the Delaware Court of Chancery in connection with certain mergers and other transactions, subject to specified procedural requirements. The DGCL does not confer appraisal rights, however, if the Delaware corporation’s stock is either listed on a national securities exchange or held of record by more than 2,000 holders unless the holders of such shares are required to accept for their stock in such merger or transaction anything other than: (1) shares of the corporation surviving or

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has the right to apply to the Irish High Court for an order permitting him, or her, to retain his, or her, shares or to vary the terms of the offer as they pertain to that shareholder.

Statutory Scheme of Arrangement

In the case of a takeover by statutory scheme of arrangement which has been approved by the requisite majority of shareholders, dissenting shareholders have the right to appear at the Irish High Court sanction hearing and make representations in objection to the scheme.

Statutory Merger

In the case of a domestic merger or cross-border merger which has been approved by the requisite majority of Weatherford-Ireland shareholders, if the consideration that is proposed to be paid to Weatherford-Ireland shareholders is not all in the form of cash, dissenting Weatherford-Ireland shareholders may require that their Weatherford-Ireland shares be acquired for cash at a price determined in accordance with the share exchange ratio.

resulting from the transaction, or depository receipts representing shares of the surviving or resulting corporation, or those shares or depository receipts; (2) shares of any other corporation, or depository receipts representing shares of the other corporation, or those shares or depository receipts plus cash in lieu of any fractional interests, unless those shares or depository receipts are listed on a national securities exchange or held of record by more than 2,000 holders; (3) cash in lieu of fractional shares or fractional depository receipts; or (4) any combination of the foregoing. In addition, if immediately before a merger, consolidation or similar transaction, shares subject to appraisal rights were listed on a national securities exchange, the DGCL limits the ability to pursue appraisal rights unless: (1) the total number of shares entitled to appraisal exceeds 1% of outstanding shares of the class or series eligible for appraisal; (2) the value of consideration provided in the transaction for such shares exceeds $1 million; or (3) the merger was approved pursuant to Section 253 or 267 of the DGCL.

Anti-Takeover Measures

Subject to applicable law, the Weatherford-Ireland Articles expressly authorize the Board to adopt any shareholder rights plan or similar plan, agreement or arrangement pursuant to which, under circumstances provided therein, some or all Weatherford-Ireland shareholders will have rights to acquire shares or interests in shares in the capital of Weatherford-Ireland at a discounted price, upon such terms and conditions as the Board deems expedient and in the best interests of Weatherford-Ireland.

However, once the Board has received an approach which may lead to an offer for Weatherford-Ireland or has reason to believe such an offer is, or may be, imminent, the Board’s ability to adopt a rights’ plan or to take other anti-takeover measures would be restricted by the frustrating actions’ provisions of the Irish Takeover Rules.

The frustrating actions’ provisions (which apply from when the Board has received an approach which may lead to an offer for Weatherford-Ireland or has reason to believe such an offer is, or may be, imminent) prohibit Weatherford-Ireland from taking any action (other than seeking alternative offers) which might result in

The DGCL does not expressly authorize the Weatherford-US Board to adopt any shareholder rights plan or similar plan, agreement or arrangement. However, such plans have generally been upheld by Delaware courts. The ability of the Weatherford-US Board to take certain actions may be limited by the fiduciary duties of directors under Delaware law, including in response to actual or potential takeover bids.

The Delaware Charter and Bylaws contain provisions that may have the effect of delaying, deterring or preventing a change in control or changes in the composition of the Weatherford-US Board, including: the Weatherford-US Board’s authority to issue preferred stock in one or more series and to determine its powers, preferences, rights, qualifications, limitations and restrictions without stockholder approval; the requirement that stockholder action by written consent be unanimous; and advance notice requirements for stockholder nominations and other business. However, the Delaware Charter and Bylaws also contain provisions that may facilitate changes in control, including: the ability of stockholders holding at least 25% of the outstanding shares to

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the frustration of an offer or possible offer or in Weatherford-Ireland shareholders being denied the opportunity to decide on the merits of an offer or possible offer, save with the prior approval of independent Weatherford-Ireland shareholders or, in the case of certain actions, with the prior written consent of the Irish Takeover Panel.

The Irish Takeover Rules include a default put-up or shut-up “PUSU” period of 42 days after a bidder is first identified in a public announcement, which is designed to prevent a company from being placed under siege by an unwelcome bidder for a prolonged period. Before the expiry of this 42-day period, the bidder must either (i) “put up” by announcing a firm intention to make an offer for the target company, or (ii) “shut up” by announcing it will not proceed with an offer, barring, subject to certain exceptions, the bidder from making a further approach to the target company for a period of 6 months. This PUSU period can be extended by the Irish Takeover Panel if talks with the bidder are still progressing, but only at the request of the target company.

call special meetings; and the absence of a classified board structure (i.e., all directors serve one-year terms).
Variation of Rights Attaching to a Class or Series of Shares

Under the Weatherford-Ireland Articles, where the shares in Weatherford-Ireland are divided into different classes, the rights attaching to a class of shares may only be varied if the holders of 75% in nominal value of the issued shares of that class consent in writing to the variation, or (ii) a special resolution passed at a separate general meeting of the holders of that class, sanctions the variation.

The Delaware Charter sets forth the authorized classes of stock, which currently include common and preferred stock. The Delaware Charter and the DGCL also permits the Board by resolution to establish series of preferred stock with and fix the designation of such series, the voting powers, if any, of the shares of such series, and the powers, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions of such preferred stock.

Under the Delaware Charter, the number of authorized shares of any of the common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by a vote of the holders of the capital stock of the Weatherford-US entitled to vote thereon, and no separate vote of the holders of any of the common stock or preferred stock (or series thereof) shall be required therefor, unless a vote of any such holders is required pursuant to the Delaware Charter.

Amendment of Governing Documents	Under Irish law, a special resolution passed by the shareholders at a general meeting is required to amend any provision of the Weatherford-Ireland Articles.

Under the DGCL, amendments to a Delaware corporation’s certificate of incorporation must be approved by a resolution of the board of directors declaring the advisability of the amendment, and in most cases by the affirmative vote of a

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majority of the voting power of the outstanding shares entitled to vote thereon. If an amendment would increase or decrease the number of authorized shares of a class (subject to the above), increase or decrease the par value of the shares of a class or alter or change the powers, preferences or other special rights of a class of outstanding shares so as to affect the class adversely, then a majority of the voting power of the shares of that class also must approve the amendment. The DGCL also permits a Delaware corporation to include a provision in its certificate of incorporation requiring a greater proportion of voting power to approve a specified amendment.

Under the Delaware Charter, Weatherford-US reserves the right to adopt, amend, alter, change or repeal any provision contained in the Delaware Charter in the manner now or hereafter prescribed by statute or permitted by applicable law. Under the Delaware Charter, the Weatherford-US Board is expressly authorized to adopt, amend or repeal, in whole or in part, the Bylaws by the affirmative vote of a majority of the total number of authorized directors. The affirmative vote of the holders of a majority in voting power of all the then-outstanding shares of stock of Weatherford-US entitled to vote thereon, voting together as a single class, is required for the stockholders of Weatherford-US to adopt, amend or repeal, in whole or in part, the Bylaws.

Dividends and Distributions

Under Irish law, Weatherford-Ireland may only pay dividends and make other distributions (and, generally, make share repurchases and redemptions) out of distributable profits.

In addition, under Irish law, no dividend may be paid or other distribution, share repurchase or redemption made by Weatherford-Ireland unless the net assets of Weatherford-Ireland are equal to, or exceed, the aggregate of Weatherford- Ireland’s called-up share capital plus its un-distributable reserves and the dividend or other distribution, share repurchase or redemption does not reduce Weatherford-Ireland’s net assets below such aggregate.

Subject to the requirements of Irish law, as referenced above, the Weatherford-Ireland Articles authorize the Board to pay such dividends as appears to the Board to be justified by the profits of Weatherford-Ireland.

The DGCL provides that a Delaware corporation may, subject to restrictions in its certificate of incorporation, pay dividends out of the corporation’s surplus or, if there is no surplus, from its net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. Dividends out of net profits may not be paid when the capital of a Delaware corporation has diminished to an amount less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

Dividends and other distributions in cash, property of Weatherford-US or shares of Weatherford-US common stock may be declared and paid ratably at such times and in such amounts as the Weatherford-US Board in its discretion determines, subject to applicable law, the Delaware Charter and the existence of funds which are by law available therefor.

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The Board may also recommend a dividend to be approved and declared by the Weatherford-Ireland shareholders at a general meeting, provided that no such dividend may exceed the amount recommended by the Board.

Under the Weatherford-Ireland Articles, Weatherford-Ireland ordinary shares rank equally for all dividends which are declared and paid.

Share Repurchases, Redemptions and Conversions

Under the Weatherford-Ireland Articles, Weatherford-Ireland is authorized to acquire its own shares. Under Irish law, such shares may technically be acquired (i) by purchase, or (ii) in the case of redeemable shares, by redemption or purchase.

All acquisitions (whether by purchase or redemption) are required to be made out of distributable profits or the proceeds of a new issue of shares made for that purpose.

The Weatherford-Ireland Articles provide that, unless the Board determines otherwise, any Weatherford-Ireland ordinary shares (or an interest in such shares) which Weatherford-Ireland has acquired, or proposes to acquire, shall be deemed to be redeemable shares on, and from the time of, the existence or creation of the relevant agreement, transaction or trade for their acquisition.

Accordingly, unless the Board determines otherwise, acquisitions by Weatherford-Ireland of its ordinary shares may be implemented as a redemption of those shares without the requirement for shareholder approval.

If the Weatherford-Ireland Articles did not contain such provision, the acquisition by Weatherford-Ireland of its ordinary shares would need to be implemented as a purchase and would be subject to additional requirements under Irish law, including the requirement for shareholder authority to do so.

Weatherford-Ireland’s ordinary shares which are acquired (whether by purchase or redemption) may be cancelled or held as treasury shares, provided that the aggregate value of treasury shares held by Weatherford-Ireland’s at any time must not exceed 10% of Weatherford-Ireland’s company capital (consisting of the aggregate of all amounts of nominal value plus share premium paid for shares of Weatherford-Ireland, plus certain other sums that may be credited as such).

The Weatherford-US Board may exercise all of the powers of Weatherford-US to purchase or acquire all or any part of its own shares at any price and upon such terms as the Weatherford-US Board may in its discretion determine, provided that such acquisition does not impair the capital of the corporation subject to certain exceptions.

Under the DGCL, a corporation may not purchase or redeem its own shares of capital stock when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation, except that a corporation may purchase or redeem out of capital any of its own shares which are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares will be retired upon their acquisition and the capital of the corporation reduced. Weatherford-US may hold repurchased shares as treasury shares in accordance with the DGCL. Treasury shares are issued but not outstanding and are not entitled to vote or counted for quorum purposes.

  72 Weatherford International plc — 2026 Shareholder Meetings

PROVISION	WEATHERFORD-IRELAND	WEATHERFORD-US (DELAWARE)
Bonus Shares

Under the Weatherford-Ireland Articles, the Board may resolve to capitalize any amount standing to the credit of Weatherford-Ireland’s un-denominated capital, any of Weatherford- Ireland’s profits available for distribution, any sum representing unrealized revaluation reserves, a merger reserve, or any other capital reserve of Weatherford-Ireland, and apply such amount in paying-up in full unissued shares to be allotted and issued as bonus shares to shareholders who would have been entitled to such amount if it had been distributed by way of dividend (and in the same proportions).

Weatherford-US may make distributions to its stockholders in the form of a stock dividend, which has a consequence similar to the issuance of bonus shares. See the discussion of dividends under “—Dividends and Distributions” beginning on page 71.

Financial Assistance

Under Irish law, subject to certain exceptions, Weatherford-Ireland is prohibited from giving financial assistance to another person for the purpose of an acquisition (whether by subscription, purchase, exchange or otherwise) of Weatherford-Ireland’s shares. The prohibition applies whether the financial assistance is given directly or indirectly or by means of a loan or guarantee, the provision of security or otherwise.

Delaware law does not impose any prohibition on a corporation providing financial assistance for the acquisition of its own shares.
Inspection of Books and Records

Under Irish law, members have the right to:

(i)  receive a copy of Weatherford-Ireland’s memorandum of association and the Weatherford-Ireland Articles;

(ii)   inspect and obtain copies of the minutes of Weatherford-Ireland’s general meetings and resolutions;

(iii)  inspect and receive a copy of the register of members, register of directors and secretaries, register of directors’ interests and certain other statutory registers maintained by Weatherford-Ireland;

(iv)  receive copies of Weatherford-Ireland’s statutory financial statements together with the directors’ and auditors’ reports thereon for the most recent fiscal year; and

(v)   receive copies of the balance sheets of any subsidiary of Weatherford-Ireland that have previously been produced to an annual general meeting of such subsidiaries in the preceding ten years.

Under the DGCL, a stockholder of a Delaware corporation, in person or by attorney or other agent, may, upon a written demand made in good faith under oath that states with reasonable particularity a proper purpose reasonably related to such person’s interest as a stockholder and the record sought, inspect during usual business hours the corporation’s stock ledger, list of stockholders, and its books and records, and may make copies or extracts therefrom. The scope of “books and records” is set forth by the DGCL.

Disclosure of Interests in Shares

Under Irish law, a person is required to notify Weatherford-Ireland if, as a result of a transaction, that person will be interested in 3% or more of Weatherford-Ireland’s ordinary shares or if, as a result of a transaction, a person who was interested in more than 3% of Weatherford-Ireland’s ordinary shares ceases to be so interested.

Neither the DGCL nor the Delaware Charter or Bylaws imposes a general obligation on Weatherford-US stockholders to notify Weatherford-US solely because they acquire, dispose of or hold a specified percentage of Weatherford-US shares. Weatherford-US’s Bylaws do, however, require a stockholder seeking to bring business before a stockholder

Weatherford International plc — 2026 Shareholder Meetings 73

PROVISION	WEATHERFORD-IRELAND	WEATHERFORD-US (DELAWARE)

Furthermore, where a person is interested in more than 3% of Weatherford-Ireland’s ordinary shares, any alteration of that person’s interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction, must be notified to Weatherford-Ireland.

Notification is required to be made within five business days of the transaction or the alteration that gave rise to the notification requirement.

meeting or nominate directors to give advance notice and include specified information about the stockholder’s and related persons’ ownership, derivative, voting, short, dividend and other related interests, and to supplement that information after the record date; the Bylaws also require compliance with applicable Exchange Act requirements with respect to those matters.

Rights upon Liquidation

Under Irish law, upon the winding-up of an Irish company, the company’s property must first be applied to discharge its debts and other liabilities. After its debts and other liabilities have been satisfied, any remaining property and assets must be distributed to shareholders according to their respective rights and interests, as set out in the company’s constitutional documents or terms of issue, as the case may be.

The Weatherford-Ireland Articles operate to the effect that, on a winding-up, the remaining property and assets of Weatherford-Ireland (after satisfaction of its debts and other liabilities) will be distributed among the holders of Weatherford-Ireland ordinary shares ratably according to the number of Weatherford-Ireland ordinary shares held by them respectively.

Under Delaware law, a corporation generally may be dissolved upon the approval of its board of directors and the affirmative vote of a majority of the voting power of the outstanding shares entitled to vote thereon. Alternatively, dissolution may be authorized without action of the board if all stockholders entitled to vote consent in writing. Subject to the prior rights of Weatherford-US’s creditors and the holders of any class or series of stock having prior rights as to distributions upon dissolution or winding up, in the event of any voluntary or involuntary liquidation, dissolution or winding up of Weatherford-US, the holders of shares of Weatherford-US common stock will be entitled to receive their ratable and proportionate share of Weatherford-US’s remaining assets. A judgment for the payment of money rendered by a court in the United States based on civil liability generally would be enforceable elsewhere in the United States.

  74 Weatherford International plc — 2026 Shareholder Meetings

OTHER INFORMATION

SHARE OWNERSHIP

Shares Owned by Directors and Executive Officers

This table shows the number and percentage of ordinary shares beneficially owned by each of Weatherford-Ireland’s named executive officers and each of its directors and all of its executive officers and directors as a group as of [●], 2026. Each person has sole voting and investment power for the shares shown below.

Name	Number of Shares Owned		Right to Acquire		Total Shares Beneficially Owned		Percentage of Outstanding Shares(1)
Girishchandra K. Saligram	[1,168,623	]	—		[1,168,623	]	[1.62%]
Anuj Dhruv	[9,232	]	—		[9,232	]	[*]
Scott C. Weatherholt	[131,645	]	—		[131,645	]	[*]
Richard D. Ward	[5,252	]	—		[5,252	]	[*]
Desmond Mills	[13,933	]	—		[13,933	]	[*]
Arunava Mitra(2)	[40,171	]	—		[40,171	]	[*]
Todd Glance(3)	[—	]	—		[—	]	[*]
Charles M. Sledge	[36,929	]	—		[36,929	]	[*]
Steven Beringhause	[3,343	]	—		[3,343	]	[*]
Benjamin C. Duster, IV	[17,187	]	—		[17,187	]	[*]
Neal P. Goldman	[28,187	]	—		[28,187	]	[*]
Jacqueline Mutschler	[33,187	]	—		[33,187	]	[*]
All directors and executive officers as a group (12 persons)	[1,478,457	]	[—	]	[1,493,681	]	[2.08%]

*	Less than 1%.
(1)	The percentage indicated is based on [●] outstanding shares as of [●], 2026.
(2)

Mr. Mitra departed the Company on April 21, 2025. His share ownership is estimated based on his last Form 4 reports and corporate records of 2 net shares settled for equity awards that vested subsequent to his departure.

(3)

Mr. Glance departed the Company on April 21, 2025. His share ownership is estimated based on his last Form 4 and corporate records indicating that none of his equity awards were eligible to vest in connection with his departure.

Shares Owned by Certain Beneficial Holders

This table shows information for each person known to us who may be deemed to beneficially own 5% or more of Weatherford-Ireland’s ordinary shares as of [●], 2026, as contained in filings made by the shareholder with the SEC or as otherwise set forth below.

Name and Address of Beneficial Owner	Number of Shares		Percent of Outstanding Shares(1)
Vanguard Capital Management 100 Vanguard Blvd Malvern, PA 19355	[3,768,093	] (2)	[5.25	%]
Vanguard Portfolio Management 100 Vanguard Blvd Malvern, PA 19355	[4,025,932	] (3)	[5.61	%]
T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231	[4,509,842	] (4)	[6.3	%]
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	[7,289,595	] (5)	[10.1	%]
T. Rowe Price Investment Management, Inc. 1307 Point Street Baltimore, MD 21231	[2,183,855	] (6)	[3.0	%]

Weatherford International plc — 2026 Shareholder Meetings 75

(1)	The percentage indicated is based on [●] outstanding ordinary shares as of [●], 2026.

(2)

The number of shares is based on the Schedule 13G filed with the SEC on April 30, 2026 by Vanguard Capital Management showing an aggregate beneficial ownership of 3,768,093 shares. According to the filing, (i) the beneficial owner has sole voting power over 541,256 shares and sole dispositive power over 3,768,093 shares, and (ii) the beneficial owner has shared voting power over no shares and shared dispositive power over no shares.

(3)

The number of shares is based on the Schedule 13G filed with the SEC on April 29, 2026 by Vanguard Portfolio Management showing an aggregate beneficial ownership of 4,025,932 shares. According to the filing, (i) the beneficial owner has sole voting power over 22,578 shares and sole dispositive power over 4,025,932 shares, and (ii) the beneficial owner has shared voting power over no shares and shared dispositive power over no shares.

(4)

The number of shares is based on the Schedule 13G filed with the SEC on May 14, 2025 by T. Rowe Price Associates, Inc. showing an aggregate beneficial ownership of 4,509,842 shares. According to the filing, (i) the beneficial owner has sole voting power over 4,355,070 shares and sole dispositive power over 4,464,029 shares, and (ii) the beneficial owner has shared voting power over no shares and shared dispositive power over no shares.

(5)

The number of shares is based on the Schedule 13G filed with the SEC on January 8, 2025 by BlackRock, Inc. showing an aggregate beneficial ownership of 7,289,595 shares. According to the filing, the beneficial owner reports (i) sole voting power over 6,873,910 and dispositive power over 7,289,595 shares, and (ii) the beneficial owner has shared voting power over no shares and shared dispositive power over no shares.

(6)

The number of shares is based on the Schedule 13G filed with the SEC on May 14, 2025 by T. Rowe Price Investment Management, Inc. showing an aggregate beneficial ownership of 2,183,855 shares. According to the filing, (i) the beneficial owner has sole voting power and dispositive power over 2,183,855 shares, and (ii) the beneficial owner has shared voting and dispositive power over no shares.

INCORPORATION BY REFERENCE

The Audit Committee Report and the Compensation and Human Resources Committee Report contained in this Proxy Statement are not deemed to be soliciting material or filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings we make under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate any of this information by reference. Information contained in or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.

MARKET PRICE AND DIVIDEND INFORMATION

Future dividends, if any, on the Weatherford Ireland ordinary shares and/or the Weatherford-US common stock will be at the discretion of the respective Boards of Directors and will depend on, among other things, our financial results, cash requirements, capital management plans, changes in applicable laws, contractual restrictions, such as financial or operating covenants, future prospects and other factors that the Boards of Directors may deem relevant, as well as our ability to continue to pay dividends in compliance with Irish or Delaware law, as applicable.

Weatherford-Ireland’s ordinary shares are listed on Nasdaq under the symbol “WFRD.” We intend to make application so that, immediately following the Scheme of Arrangement, the common stock of Weatherford-US will be listed on Nasdaq under the symbol “WFRD,” the same symbol under which the Weatherford-Ireland ordinary shares are currently listed.

On [●], 2026, the last full trading day before we announced the proposed Scheme of Arrangement, our ordinary shares closed at $[●] per share. Shareholders are encouraged to obtain recent price quotes for our ordinary shares. As of the Voting Record Time, there were [●] registered holders of Weatherford-Ireland ordinary shares.

LEGAL MATTERS

King & Spalding LLP has advised us as to certain matters, including certain matters under the U.S. securities laws and U.S. federal income tax consequences. Matheson LLP has also advised us as to certain matters, including certain matters under Irish law and Irish tax consequences.

COMMUNICATING WITH OUR BOARD

The Board welcomes your questions and comments. If you would like to communicate directly with the Board, then you may submit your communication to our U.S. Investor Relations Department at 2000 Saint James Place, Houston, Texas 77056, United States of America, specifying the intended recipient(s). Telephone requests may be directed to +1 (713) 836-4000. Communications and concerns will be forwarded to the Board, as appropriate.

PROPOSALS BY SHAREHOLDERS

Rule 14a-8 under the Exchange Act addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds a meeting of shareholders. Under Rule 14a-8, in order

  76 Weatherford International plc — 2026 Shareholder Meetings

for your proposals to be considered for inclusion in the proxy statement and proxy card relating to our 2027 annual general meeting, your proposals must be received by us by December 23, 2026 and must otherwise comply with Rule 14a-8 and, if the Scheme of Arrangement has become effective, our Bylaws.

If you desire to bring a matter before an annual meeting and the proposal is submitted outside the process of Rule 14a-8, you must follow the procedures set forth in (a) Weatherford-US’ Delaware Charter and Bylaws, if the Scheme of Arrangement has become effective, or (b) the Weatherford-Ireland Articles, if the Scheme of Arrangement has not become effective.

You may obtain a copy of the Delaware Charter and Bylaws of Weatherford-US or the Weatherford-Ireland Articles, in which these procedures are set forth, upon written request to U.S. Investor Relations Department in writing at 2000 Saint James Place, Houston, Texas 77056, United States of America.

If the Scheme of Arrangement has become effective, the Bylaws provide that to be timely, a stockholders’ proposal must be delivered to the secretary at the principal executive office of Weatherford-US not later than the close of business on the 90th day nor earlier than the 120th day prior to the first anniversary of the date of the Weatherford-US annual meeting for the preceding year, subject to similar adjustment regarding changes in the date of the annual meeting discussed below and as detailed further in the Bylaws. The request must comply with the Delaware Charter and Bylaws, including specifying the relevant business to be brought before the meeting, together with evidence of the required shareholdings of the holder making the proposal, as well as any other information as would be required by the Bylaws or applicable law. If the Scheme of Arrangement has become effective, the Bylaws provide, that stockholders meeting certain ownership, holding and aggregation requirements are permitted to nominate and include in Weatherford-US’s proxy materials a limited number of director nominees. To be timely, the notice of such nomination must be delivered to the secretary at the principal executive office of Weatherford-US not later than the close of business on the 120th day nor earlier than the 150th day prior to the first anniversary of the date (as stated in Weatherford US’s proxy materials) that the definitive proxy statement for the prior year’s annual meeting was first sent to stockholders for the preceding year’s annual meeting of stockholders. However, if the annual meeting is more than 30 days before or after such anniversary (or if no meeting was held in the preceding year), to be timely, the stockholder’s notice must be delivered not earlier than the 150th day prior to such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the day on which public announcement of such meeting is first made by Weatherford-US. The notice must comply with the Delaware Charter and Bylaws, including the required information.

If the Scheme of Arrangement has not become effective, you may use the procedures set forth in the Weatherford-Ireland Articles to have a proposal that is not included in our proxy materials brought before an annual general meeting for consideration by our shareholders. The Weatherford-Ireland Articles provide that a person who (i) is a registered shareholder (A) at the time of the notice, referred to below and (B) at the time of an annual general meeting, (ii) is entitled to vote at the annual general meeting and (iii) complies with the notice and certain other relevant provisions of the Weatherford-Ireland Articles, may, by timely written notice, bring a nomination for the election of a director or other business before an annual general meeting. To be timely, a registered shareholder’s notice to bring a nomination or other business must be delivered or mailed and received at Weatherford-Ireland’s registered office, addressed to the Corporate Secretary no earlier than 120 calendar days and no later than 90 calendar days before the first anniversary of the Weatherford-Ireland’s annual general meeting for the prior year (being, in the case of the 2027 AGM, February 11, 2027 and March 13, 2027 respectively); provided, however, that (A) if the annual meeting of shareholders is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the prior year’s annual general meeting or (B) if no annual meeting was held during the prior year, the notice by the registered shareholder must be received (1) no earlier than 120 days before such annual general meeting and (2) no later than the later of 90 days before such annual general meeting and the tenth day after the day on which the notice of such annual general meeting was first made by mail or public disclosure.

In addition to satisfying the foregoing requirements under the Weatherford-Ireland Articles, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Weatherford’s nominees must comply with the additional requirements of Rule 14a-19 under the Exchange Act. We encourage shareholders who wish to submit a proposal or nomination to seek independent counsel.

In no event shall an adjournment or postponement, or public disclosure of an adjournment or postponement, of an annual general meeting commence a new time period (or extend any time period) for the giving of the notice of business. The request must specify any other information that would be required to be included in a proxy statement pursuant to the rules of the SEC.

Weatherford International plc — 2026 Shareholder Meetings 77

We recommend that any shareholder desiring to make a nomination or submit a proposal for consideration obtain a copy of the Weatherford-Ireland Articles, if the Scheme of Arrangement has not become effective, or Weatherford-US’ Delaware Charter and Bylaws, if the Scheme of Arrangement has become effective. They are available on our website at www.weatherford.com, by clicking on “Investor Relations,” then “Company Information,” then “Corporate Governance,” then “Corporate Documents.” Shareholders also may obtain a copy of these documents free of charge by submitting a written request to our Corporate Secretary at Weatherford-Ireland’s registered office, 70 Sir John Rogerson’s Quay, Dublin 2, D02 R296, Ireland.

Any shareholder proposal (including the nomination of any director), whether or not to be included in our Proxy Materials, must be sent to our Corporate Secretary at Weatherford-Ireland’s registered office, 70 Sir John Rogerson’s Quay, Dublin 2, D02 R296, Ireland.

HOUSEHOLDING

The SEC permits a single Proxy Statement to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. While we do not household in mailings to our shareholders of record, a number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more shareholders reside, you will likely be receiving only one Proxy Statement unless any shareholder at that address has given the broker contrary instructions. However, if any such beneficial shareholder residing at such an address wishes to receive a separate Proxy Statement in the future, or if any such beneficial shareholder that elected to continue to receive separate Proxy Statement wishes to receive a single Proxy Statement in the future, that shareholder should contact their bank, broker or other nominee or send a request to our U.S. Investor Relations Department at 2000 Saint James Place, Houston, Texas 77056, United States of America. Telephone requests may be directed to +1 (713) 836-4000. We will deliver, promptly upon written or oral request to our U.S. Investor Relations Department, a separate copy of this Proxy Statement to a beneficial shareholder at a shared address to which a single copy of the documents was delivered.

WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains an internet website (www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers, including Weatherford International plc, who file electronically with the SEC. Reports, proxy statements and other information concerning Weatherford International plc may also be inspected at the offices of Nasdaq, which are located at 151 West 42nd Street, New York, NY 10036.

The SEC allows us to “incorporate by reference” the information filed with it, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Proxy Statement, and information we file later with the SEC (but prior to the date of the shareholder meetings discussed in this Proxy Statement) will automatically update and supersede this information. We incorporate by reference the documents listed below, which we have previously filed with the SEC and are considered a part of this Proxy Statement, and any future filings made with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of the shareholder meetings (excluding any information “furnished” but not “filed”). These filings contain important information about Weatherford International plc:

•	Weatherford-Ireland’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025; and

•	The description of the Weatherford-Ireland ordinary shares attached as Exhibit 4.1 of Weatherford-Ireland’s Annual Report on Form 10-K filed with the SEC on February 17, 2022.

Any shareholder of record may also obtain a copy of these documents free of charge by contacting our U.S. Investor Relations Department in writing at 2000 Saint James Place, Houston, Texas 77056, United States of America, or by telephone at +1 (713) 836-4000. Copies of any exhibits to Weatherford-Ireland’s Annual Report on Form 10-K also are available upon written request subject to a charge for copying and mailing.

To ensure timely delivery of these documents, any request should be made by [●], 2026. The exhibits to these documents will generally not be made available unless such exhibits are specifically incorporated by reference in this Proxy Statement.

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In addition, we make available, free of charge, these documents and our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with the SEC on our website at www.weatherford.com. We do not intend for information contained on our website to be part of this Proxy Statement unless specifically incorporated herein. If you have any other questions about us, please contact our U.S. Investor Relations Department at the address or phone number above or visit our website.

[●], 2026

By Order of the Board of Directors

[●]

Beth Ann Dranguet

Vice President, Deputy General Counsel & Corporate Secretary

Weatherford International plc — 2026 Shareholder Meetings 79

ANNEX A –  SCHEME OF ARRANGEMENT

THE HIGH COURT

IN THE MATTER OF

WEATHERFORD INTERNATIONAL PLC

AND IN THE MATTER OF THE COMPANIES ACT 2014

SCHEME OF ARRANGEMENT

(UNDER CHAPTER 1 OF PART 9 OF THE COMPANIES ACT 2014)

BETWEEN

WEATHERFORD INTERNATIONAL PLC

AND

THE HOLDERS OF THE SCHEME SHARES (AS HEREINAFTER DEFINED)

PRELIMINARY

A.	In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“Board”, the board of directors of Weatherford-Ireland;

“Business Day”, any day, other than a Saturday, Sunday or a day on which banks in Ireland or in the State of Delaware are authorized or required by applicable law to be closed;

“Cancellation Record Time”, 11:59 p.m. (Irish Time) / 6:59 p.m. (Eastern Time) on the day immediately prior to the date of the Court Order;

“Cancellation Shares”, any Weatherford-Ireland Shares in issue immediately prior to the Cancellation Record Time, but excluding the Designated Shares and the Treasury Shares;

“Capital Reduction”, the reduction of the share capital of Weatherford-Ireland by the cancellation of the Cancellation Shares to be effected as part of this Scheme under sections 84 to 86 of the Companies Act, as referred to in Clause 1.1 of this Scheme;

“Circular” or “Proxy Statement”, the proxy statement dated [●], 2026 sent by Weatherford-Ireland to Weatherford-Ireland shareholders, to which this Scheme has been annexed and forms a part thereof;

“Companies Act”, the Companies Act 2014, all enactments, orders, statutory instruments and regulations which are to be read as one with, or construed or read together as one with, the Companies Act 2014, and every statutory modification and reenactment thereof for the time being in force;

“Company” or “Weatherford-Ireland”, Weatherford International plc, having a registered address at 70 Sir John Rogerson’s Quay, Grand Canal Dock, Dublin 2, D02 R296, Ireland, and registered with company no. 540406;

“Conditional EGM Resolutions”, together, the resolutions to be proposed at the EGM to approve the Scheme Implementation Proposal, the Capital Reduction Proposal, the Weatherford-US Allotment Proposal, the Scheme Allotment and Application of Reserves Proposal and the Articles Amendment Proposal (each as defined in the Circular);

1

Weatherford International plc — 2026 Shareholder Meetings A-1

“Consideration Shares” or “Scheme Consideration”, the Weatherford-US Shares proposed to be issued and credited as fully paid-up and delivered to Scheme Shareholders as consideration pursuant to this Scheme;

“Court Order”, the order or orders of the Irish High Court sanctioning this Scheme under section 453(2)(c) of the Companies Act and confirming the reduction of share capital which forms a part of it under sections 84 to 86 of the Companies Act;

“Designated Shares”, means the one or more Weatherford-Ireland Shares which are held, from time to time, by Weatherford-US and/or, if applicable, any nominee(s) of Weatherford-US, prior to the Effective Date;

“Effective Date”, the date on which this Scheme becomes effective in accordance with its terms;

“Effective Time”, the time on the Effective Date at which an office copy of the Court Order and a copy of the minute required by section 86 of the Companies Act in respect of the Capital Reduction is delivered to, and is registered by, the Registrar;

“Extraordinary General Meeting” or “EGM”, the extraordinary general meeting of Weatherford-Ireland (and any adjournment thereof) to be held in connection with this Scheme on [●], 2026 at [●] p.m. (Irish Time) / [●] a.m. (Central Time) or as soon as possible after the preceding Scheme Meeting has concluded (it being understood that if the Scheme Meeting is adjourned, the EGM shall be correspondingly adjourned);

“Forms of Proxy”, the form of proxy for the Scheme Meeting and the form of proxy for the EGM, as the context may require;

“Holder”, in relation to any Weatherford-Ireland Share, the Member whose name is entered in the Register of Members as the holder of such share, or, where the context so permits, the Members whose names are entered in the Register of Members as the joint holders of such share, and includes a Member’s personal representative(s) in consequence of his or her death or bankruptcy;

“Irish High Court” or “Court”, the High Court of Ireland;

“Members”, members of Weatherford-Ireland, whose names are on its Register of Members at any relevant date;

“New Weatherford-Ireland Shares”, the Weatherford-Ireland Shares to be allotted and issued credited as fully paid-up to Weatherford-US as part of this Scheme;

“Register of Members”, Weatherford-Ireland’s register of members kept and maintained pursuant to section 169 of the Companies Act;

“Registrar”, the Registrar of Companies in Dublin, Ireland;

“Restricted Jurisdiction”, any jurisdiction outside of Ireland or the United States in relation to which Weatherford-Ireland or Weatherford-US is advised that the release, publication or distribution of the Circular or the related Forms of Proxy or the allotment and issue of the Consideration Shares, would or might infringe the laws of that jurisdiction, Ireland or the United States or would or might require compliance with any governmental or other consent or any registration, filing or other formality that Weatherford-Ireland or Weatherford-US is unable to comply with or regards as unduly onerous to comply with;

“Restricted Overseas Shareholder”, a Weatherford-Ireland Shareholder (including an individual, partnership, unincorporated syndicate, limited liability company, unincorporated organization, trust, trustee, executor, administrator or other legal representative) in, or resident in, or any Weatherford-Ireland Shareholder whom Weatherford-Ireland believes to be in, or resident in, a Restricted Jurisdiction;

“Sanction Hearing”, the hearing by the Irish High Court of the application to sanction the Scheme under section 453(2)(c) of the Companies Act and to confirm the Capital Reduction;

“Scheme” or “Scheme of Arrangement”, this proposed scheme of arrangement under Chapter 1 of Part 9 of the Companies Act and the related Capital Reduction with or subject to any modifications, additions or conditions approved or imposed by the Irish High Court and agreed to by Weatherford-Ireland and Weatherford-US;

“Scheme Meeting”, the meeting of Weatherford-Ireland shareholders (and any adjournment thereof) convened by the Board pursuant to section 450(1) of the Companies Act to consider and, if thought fit, approve this Scheme (with or without amendment);

2

  A-2 Weatherford International plc — 2026 Shareholder Meetings

“Scheme Record Time”, 11:59 p.m. (Irish Time) / 6:59 p.m. (Eastern Time) on the day before the Effective Date;

“Scheme Shareholder”, a Holder of Scheme Shares;

“Scheme Shares”, the Cancellation Shares;

“subsidiary”, has the meaning given to that term in section 7 of the Companies Act;

“Treasury Shares”, any Weatherford-Ireland Shares held by Weatherford-Ireland and/or any of its subsidiaries;

“US” or “United States”, the United States, its territories and possessions, any State of the United States and the District of Columbia, and all other areas subject to its jurisdiction;

“Voting Record Time”, 11:59 p.m. (Irish Time) / 6:59 p.m. (Eastern Time) on [●], 2026;

“Weatherford-Ireland Group”, Weatherford-Ireland and its subsidiaries;

“Weatherford-Ireland Shares”, ordinary shares of $0.001 each (nominal value) in the capital of Weatherford-Ireland;

“Weatherford-Ireland shareholders” or “Shareholders”, Holders of Weatherford-Ireland Shares;

“Weatherford-US”, Weatherford International Corp, a corporation incorporated in the State of Delaware;

“Weatherford-US Shares”, the common stock of Weatherford-US, par value $0.001 per share; and

“$”, United States dollars, the lawful currency of the United States of America.

B.

In this Scheme, unless inconsistent with the subject or context, references to “Clauses” are to clauses of this Scheme, references to the singular include the plural, references to legislation are to that legislation as amended, varied or re-enacted from time to time and, in the case of statutes, to any statutory instruments enacted and any rules, regulations orders or directions made thereunder.

C.

The authorized share capital of Weatherford-Ireland at the date of this Scheme is $1,356,000 divided into 1,356,000,000 ordinary shares of $0.001 each. As at [●], 2026, [●] Weatherford-Ireland Shares have been issued and are credited as fully paid-up and the remainder are unissued, and no such shares are held in treasury.

D.	Weatherford-US was incorporated in the State of Delaware on [●] 2026 as a corporation.

E.

Weatherford-US will rely upon the Irish High Court’s sanctioning of this Scheme for the purpose of qualifying for the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, provided by Section 3(a)(10) thereof with respect to the Consideration Shares to be issued and delivered pursuant to this Scheme.

F.

Weatherford-US has agreed to appear by counsel at the Sanction Hearing and to submit to be bound by and undertake to the Irish High Court to be bound by this Scheme and to execute and do, or procure to be executed and done, all such documents, acts and things as may be necessary or desirable to be executed or done by it or on its behalf for the purpose of giving effect to this Scheme.

THE SCHEME

1.	Cancellation of the Cancellation Shares and Allotment and Issue of the New Weatherford-Ireland Shares

1.1

Pursuant to sections 84 to 86 and Chapter 1 of Part 9 of the Companies Act and Article 48 of the articles of association of Weatherford-Ireland, at the Effective Time, the issued share capital of Weatherford-Ireland shall be reduced by cancelling and extinguishing all of the Cancellation Shares without thereby reducing the authorized share capital of Weatherford-Ireland. As a result of the cancellation of the Cancellation Shares, the reserves of Weatherford-Ireland will be increased accordingly.

1.2	At the Effective Time and contingent upon the Capital Reduction taking effect:

1.2.1

the issued share capital of Weatherford-Ireland shall be increased to its former amount by the allotment and issue to Weatherford-US of such number of New Weatherford-Ireland Shares as shall be equal to the number of Cancellation Shares, with each such New Weatherford-Ireland Share having the same rights as the Cancellation Shares so cancelled; and

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1.2.2

the reserve credit arising in the books of account of Weatherford-Ireland as a result of the said Capital Reduction shall be capitalized and applied in paying-up in full to their nominal value the New Weatherford-Ireland Shares allotted pursuant to Clause 1.2.1, which shall be allotted and issued credited as fully paid-up to Weatherford-US.

1.3

The New Weatherford-Ireland Shares allotted and issued to Weatherford-US pursuant to Clause 1.2 shall be credited as fully paid-up and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.

2.	Scheme Consideration

2.1

As consideration for the cancellation of the Cancellation Shares as provided for in Clause 1.1 and the allotment and issue of the New Weatherford-Ireland Shares as provided for in Clause 1.2, Weatherford-US shall issue and deliver, or procure delivery, to each Scheme Shareholder (as appearing on the Register of Members at the Scheme Record Time) one Consideration Share for each Scheme Share of which that Scheme Shareholder was the Holder.

2.2	The Consideration Shares shall:

2.2.1	be issued to each Scheme Shareholder credited as fully paid-up and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever; and

2.2.2

rank equally in all respects with existing or to be issued Weatherford-US Shares (if any) and shall be entitled to receive any dividends or other distributions declared, made or paid by Weatherford-US in respect of Weatherford-US Shares with a record date on or after the date of their issue.

2.3

Any dividends or other distributions payable with respect to a record date before the Effective Date in respect of any Scheme Shares shall accrue to the benefit of the relevant Scheme Shareholders by reference to the record date for such dividend or distribution.

2.4

None of Weatherford-US, Weatherford-Ireland shall be liable to any Scheme Shareholder for any cash payment, dividends or distributions with respect to Scheme Shares delivered to a public official in compliance with any abandoned property, escheat or law permitting attachment of money or property or similar law.

3.	Settlement of Scheme Consideration

3.1	All Consideration Shares issued pursuant to Clause 2 shall be issued at the Effective Time.

3.2	Weatherford-US will appoint its transfer agent to effect the technical implementation of the settlement of the Scheme Consideration.

4.	Overseas Shareholders

4.1.

The provisions of Clauses 2 and 3 shall be subject to any prohibition or condition imposed by law. Without prejudice to the generality of the foregoing, Weatherford-Ireland may in its sole discretion determine that the Consideration Shares will not be issued and delivered to Restricted Overseas Shareholders in, or resident in, any Restricted Jurisdiction, in which case Weatherford-US shall issue such Consideration Shares to a nominee appointed by Weatherford-US as trustee for the Restricted Overseas Shareholders in, or resident in, that Restricted Jurisdiction on terms that those Consideration Shares will, as soon as practicable following the Effective Time, be sold on behalf of such Restricted Overseas Shareholders and the net proceeds of such sale (after deduction of all expenses, taxes and commissions payable thereon) shall be paid to such Restricted Overseas Shareholders by such means as Weatherford-US may determine except where any such payment would or might, itself, infringe the laws of the Restricted Jurisdiction, Ireland or the United States, in which case Weatherford-US shall retain such net proceeds and account to such Restricted Overseas Shareholders therefor only where the Restricted Overseas Shareholders concerned demonstrate to Weatherford-US’ satisfaction that no such infringement would occur. None of Weatherford-Ireland, Weatherford-US nor any broker or agent of either of them shall have any liability to any Restricted Overseas Shareholders nor to any other person for or in connection with any loss arising as a result of the timing or terms of such sale nor any failure to issue or otherwise make Consideration Shares or the proceeds of sale thereof available to such Restricted Overseas Shareholders.

4.2

Notwithstanding the provisions of Clause 4.1, Weatherford-Ireland retains the right to permit the release, publication or distribution of the Circular or the Forms of Proxy to any Restricted Overseas Shareholder who satisfies Weatherford-Ireland (in its sole discretion) that doing so will not infringe the laws of or with respect to the relevant

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Restricted Jurisdiction nor require compliance with any governmental or other consent or any registration, filing or other formality that Weatherford-Ireland or Weatherford-US is unable to comply with or regards as unduly onerous to comply with.

5.	The Effective Time

5.1.

This Scheme shall become effective at such time as an office copy of the Court Order and a copy of the minute required by section 86 of the Companies Act in respect of the Capital Reduction is delivered to, and registered by, the Registrar.

5.2.

Unless this Scheme shall become effective on or before [March 31, 2027] or such later date as Weatherford-Ireland, with the consent of the Irish High Court may determine, the Scheme shall not proceed and all undertakings given to the Irish High Court in respect of the Scheme shall be deemed to have lapsed with immediate effect.

5.3.	The implementation of this Scheme is conditional upon:

5.3.1.

the Scheme having been approved at the Scheme Meeting by a majority in number of Weatherford-Ireland shareholders (who, being entitled to do so, attend and vote, in person or by proxy, at the Scheme Meeting), representing at least 75% in value of the Weatherford-Ireland Shares held by all Weatherford-Ireland shareholders so present and voting (in person or by proxy);

5.3.2.	the Conditional EGM Resolutions having been approved by the requisite majority votes of Weatherford-Ireland shareholders at the EGM;

5.3.3.	the Scheme having been sanctioned by the Irish High Court (with or without amendment) under section 453(2)(c) of the Companies Act and the Irish High Court having confirmed the Capital Reduction;

5.3.4

an office copy of the Court Order and a copy of the minute required by section 86 of the Companies Act in respect of the Capital Reduction having been delivered to, and registered by, the Registrar; and

5.3.5

all shares held by Weatherford Bermuda Holdings Ltd. in Weatherford-US having been surrendered, cancelled and extinguished on, or with effect from, the Effective Time, with such cancellation and extinguishment to take effect immediately prior to the cancellation of the Cancellation Shares as provided for in Clause 1.1, and no other member of the Weatherford-Ireland Group holding any shares in Weatherford-US at the Effective Time.

5.4

In addition, the Board will not request that the Irish High Court make a final order sanctioning the Scheme of Arrangement, unless, at the relevant time, the following conditions have been satisfied or (to the extent permitted) waived:

5.4.1	a definitive version of the Proxy Statement having been filed with the U.S. Securities and Exchange Commission;

5.4.2	the Consideration Shares to be issued pursuant to the Scheme having been authorized for listing on Nasdaq;

5.4.3	there being no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Scheme or related transactions; and

5.4.4

all filings, notifications or applications required to be made in connection with the Scheme under applicable laws having been made in accordance with such laws and all statutory regulatory or governmental consents, licenses, confirmations, clearances, permissions and/or approvals that are necessary, desirable or appropriate in connection with the Scheme under applicable laws in Ireland, the United States and various countries in which the Weatherford-Ireland Group does business, having been obtained on terms acceptable to Weatherford-Ireland.

5.5.

Notwithstanding the foregoing provisions of this Clause 5, Weatherford-Ireland and Weatherford-US may determine in their absolute discretion not to take the necessary actions to seek sanction of this Scheme.

6.	Modification

Weatherford-Ireland and Weatherford-US may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme that the Irish High Court may approve or impose.

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7.	Costs

Weatherford-Ireland is authorized and permitted to pay all of its costs and expenses relating to the negotiation, preparation, approval and implementation of this Scheme.

8.	Governing Law

This Scheme shall be governed by, and construed in accordance with, the laws of Ireland and Weatherford-Ireland and the Scheme Shareholders hereby agree that the Irish High Court shall have exclusive jurisdiction to hear and determine any suit, action or proceeding or to settle any dispute which may arise in relation thereto and the sanction thereof.

Dated this [●], 2026.

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ANNEX B – FORM OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF WEATHERFORD-

US

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

WEATHERFORD INTERNATIONAL CORP

Weatherford International Corp, a Delaware corporation, hereby certifies as follows:

1.   This corporation was originally incorporated under the laws of the State of Delaware on [●].

2.   This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with Sections 242, 245 and 228 of the General Corporation Law of the State of Delaware.

3.   The Certificate of Incorporation of this corporation is hereby amended and restated to read in its entirety as follows:

ARTICLE I

Section 1.1   Name. The name of the corporation is Weatherford International Corp (the “Corporation”).

ARTICLE II

Section 2.1   Registered Office and Agent. The registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, New Castle County. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE III

Section 3.1   Purpose. The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

Section 4.1   Capitalization. The total number of shares of all classes of stock that the Corporation is authorized to issue is 1,356,000,000 shares, consisting of: (A) 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”); and (B) 1,346,000,000 shares of common stock, par value $0.001 per share (“Common Stock”). The number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by a vote of the holders of the capital stock of the Corporation entitled to vote thereon, and no separate vote of the holders of any of the Common Stock or Preferred Stock (or series thereof) shall be required therefor, unless a vote of any such holders is required pursuant to the Certificate of Incorporation.

Section 4.2   Preferred Stock.

(A)   The Board is hereby expressly authorized, by resolution or resolutions, at any time and from time to time, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the powers, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series and to cause to be filed with the Secretary of State of the State of Delaware a certificate of designation with respect thereto.

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Such powers, preferences and relative, participating, optional or other special rights, if any, and qualifications, limitations or restrictions, may include any terms whatsoever permitted by law, including, without limitation, any powers, rights (including voting, participation, optional, dividend, conversion, exchange or any other rights), terms and rights of redemption (including sinking fund provisions), redemption or conversion prices and timing, dividend rates or terms (including cumulative or noncumulative terms or including modes of payment, such as cash, securities or property), liquidation preferences or required returns, and any affirmative or negative covenants or any restrictions on indebtedness, issuance of additional stock, payment of dividends or distributions, purchase or redemption of stock or other restrictions. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

(B)   Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by the Certificate of Incorporation.

Section 4.3   Common Stock. Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote. Notwithstanding the foregoing, to the fullest extent permitted by law, holders of Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to the Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation or pursuant to the DGCL.

ARTICLE V

Section 5.1   Amendment of Certificate of Incorporation. The Corporation reserves the right to adopt, amend, alter, change or repeal any provision contained in the Certificate of Incorporation in the manner now or hereafter prescribed by statute or permitted by law, and all rights of stockholders herein are subject to this reservation.

Section 5.2   Amendment of Bylaws. The Board is expressly authorized to adopt, amend or repeal, in whole or in part, the Bylaws. Any adoption, amendment or repeal of the Bylaws by the Board shall require the affirmative vote of a majority of the Whole Board. Notwithstanding anything to the contrary contained in the Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote of the stockholders, in addition to any vote of the holders of any class or series of stock of the Corporation required by the Certificate of Incorporation or law, the affirmative vote of the holders of a majority in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required for the stockholders of the Corporation to adopt, amend or repeal, in whole or in part, the Bylaws.

ARTICLE VI

Section 6.1   Board of Directors.

(A)   The business and affairs of the Corporation shall be managed by or under the direction of the Board. A majority of the Whole Board shall constitute a quorum for all purposes at any meeting of the Board, and, except as otherwise expressly required by law or by the Certificate of Incorporation, all matters shall be determined by the affirmative vote of a majority of the directors present at any meeting at which a quorum is present. Subject to the rights of the holders of any series of Preferred Stock then outstanding: (1) the number of directors, within the range set forth in the Bylaws, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by the affirmative vote of a majority of the Whole Board; and (2) each director elected by stockholders shall serve for a term expiring at the next annual meeting of the stockholders held after such director’s election and shall hold office until his or her successor shall be elected and qualified, or his or her earlier death, resignation, disqualification or removal from office. In no case shall a decrease in the number of directors remove or shorten the term of any incumbent director.

(B)   Subject to the rights of the holders of any series of Preferred Stock then outstanding, and unless otherwise determined by the Board, any newly created directorship on the Board that results from an increase in the

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number of directors, or any vacancy occurring on the Board (whether by death, resignation or removal), shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy or newly created directorship shall serve for a term expiring at the next annual meeting of the stockholders held after such director’s election and shall hold office until his or her successor shall be elected and qualified, or his or her earlier death, resignation, disqualification or removal from office.

(C)   Elections of directors need not be by written ballot unless the Bylaws shall so provide.

ARTICLE VII

Section 7.1   Limitation on Liability of Directors. To the fullest extent that the DGCL or any other law of the State of Delaware (as the same exists or is hereafter amended) permits the limitation or elimination of the liability of directors, no person who is or was a director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director; provided that this provision shall not eliminate or limit the liability of a director: (A) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (B) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (C) under Section 174 of the DGCL; or (D) for any transaction from which the director derived an improper personal benefit. Any change in law, or any repeal or amendment of this Section 7.1 or adoption of any other provision of the Certificate of Incorporation inconsistent with this Section 7.1 will, unless otherwise required by law, be prospective only (except to the extent such change, repeal, amendment or adoption permits the Corporation to further limit or eliminate the liability of directors) and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such change, repeal, amendment or adoption with respect to acts or omissions occurring prior to such change, repeal, amendment or adoption.

ARTICLE VIII

Section 8.1   Stockholder Action by Meeting or Unanimous Consent. Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must either be effected at a duly called annual or special meeting of the stockholders of the Corporation or be effected without a meeting, without prior notice, and without a vote, by a consent or consents setting forth the action so taken, signed by all of the stockholders entitled to vote with respect to the action that is the subject of the consent.

Section 8.2   Special Meetings of the Stockholders. Special meetings of the stockholders (A) may be called only by the Board (pursuant to a resolution adopted by the affirmative vote of a majority of the Whole Board) or (B) shall be called by the Secretary of the Corporation upon a request made in accordance with the Bylaws by one or more stockholders of record who hold, or who are acting as nominee on behalf of other persons who beneficially own, in the aggregate, at least 25% of the outstanding shares of Common Stock on the record date determined pursuant to the Bylaws. Other than as provided in this Section 8.2, special meetings of the stockholders may not be called by any other person. Any provision of the Bylaws relating to special meetings called upon the request of stockholders of the Corporation shall be deemed in furtherance of and not inconsistent with the provisions of this Section 8.2.

ARTICLE IX

Section 9.1   Severability. If any provision or provisions of the Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (A) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of the Certificate of Incorporation (including each portion of any paragraph of the Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by law, in any way be affected or impaired thereby and (B) to the fullest extent permitted by law, the provisions of the Certificate of Incorporation (including each such portion of any paragraph of the Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

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Section 9.2   Miscellaneous. As used herein, the following terms shall have the following meanings or usage:

(A)   “Board” means the Board of Directors of the Corporation;

(B)   “Bylaws” means the bylaws of the Corporation, as amended from time to time;

(C)   “Certificate of Incorporation” means the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designation;

(D)   “DGCL” means the General Corporation Law of the State of Delaware and references to the DGCL and sections thereof refer to the DGCL and such sections as they may be subsequently amended or to any successor statute or statutory provision;

(E)   “including” means, including without limitation, and “or” shall be non-exclusive;

(F)   “law” means applicable law; and

(G)   “Whole Board” means the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

* * * * *

IN WITNESS WHEREOF, this corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer.

Dated: [●]

WEATHERFORD INTERNATIONAL CORP

By:
Name:
Title:

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ANNEX C – FORM OF AMENDED AND RESTATED BYLAWS OF WEATHERFORD-US

AMENDED AND RESTATED

BYLAWS

OF

WEATHERFORD INTERNATIONAL CORP

ARTICLE I — OFFICES

Section 1.01   Registered Office. The registered office and registered agent of Weatherford International Corp (the “Corporation”) in the State of Delaware shall be as set forth in the Certificate of Incorporation (as defined below) or other document filed with the Delaware Secretary of State pursuant to the General Corporation Law of the State of Delaware (as may be subsequently amended or any successor statute, the “DGCL”). The Corporation may also have offices in such other places in the United States or elsewhere (and may change the Corporation’s registered office or registered agent) as the Board of Directors of the Corporation (the “Board”) may, from time to time, determine or, as determined by any officer of the Corporation, as the business of the Corporation may require.

ARTICLE II — MEETINGS OF STOCKHOLDERS

Section 2.01   Annual Meetings. Annual meetings of the stockholders may be held at such place, if any, either within or without the State of Delaware, and at such time and date as the Board (or its designee) shall determine and state in the notice of meeting. The Board may, in its sole discretion, determine that annual meetings of the stockholders shall not be held at any place, but may in addition to or instead be held solely by means of remote communication (including virtually) as described in Section 2.11 of these Amended and Restated Bylaws (these “Bylaws”) in accordance with Section 211(a)(2) of the DGCL. The Board may postpone, reschedule or cancel any annual meeting of the stockholders.

Section 2.02   Special Meetings.

(A)   Special meetings of the stockholders may only be called in the manner provided in the Corporation’s certificate of incorporation as then in effect (as the same may be amended and/or restated from time to time and including any certificate of designation relating to outstanding shares of preferred stock, the “Certificate of Incorporation”) and may be held at such place, if any, either within or without the State of Delaware, and at such time and date as the Board, or its designee, shall determine and state in the notice of such meeting. The Board may, in its sole discretion, determine that special meetings of the stockholders shall not be held at any place, but may in addition to or instead be held solely by means of remote communication (including virtually) as described in Section 2.11 of these Bylaws in accordance with Section 211(a)(2) of the DGCL. The Board may postpone, adjourn, reschedule or cancel any previously scheduled special meeting of the stockholders at any time, before or after the notice for such meeting has been sent to the stockholders. Only such business shall be conducted at a special meeting of the stockholders as shall have been properly brought before the meeting pursuant to the Corporation’s notice of meeting (or any supplement thereto).

(B)   To the extent permitted by the Certificate of Incorporation, special meetings of the stockholders shall be called by the Secretary of the Corporation (the “Secretary”) upon the request of one or more stockholders of record who (i) hold (or who are acting as nominee on behalf of other persons who beneficially own), in the aggregate, at least the percentage of outstanding shares of the Corporation’s common stock set forth in the Certificate of Incorporation (the “Requisite Percentage”), (ii) satisfy the other requirements provided in the Certificate of Incorporation, and (iii) comply with the procedures and requirements set forth in this Section 2.02(B).

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(1)   No stockholder may request that the Secretary effectuate a call of a special meeting of the stockholders pursuant to the Certificate of Incorporation unless a stockholder of record of shares of capital stock of the Corporation making such request (a “Record Date Requesting Person”) has first submitted to the Secretary a request in writing that the Board fix a record date for the purpose of determining the stockholders entitled to request that the Secretary call such special meeting (a “Requested Record Date”). Such written request shall include as to the Record Date Requesting Person, each Stockholder Associated Person (as defined below) of the Record Date Requesting Person, and the business desired to be brought before the special meeting, the information that must be set forth in a Special Meeting Request (as defined below) from a stockholder who is not a Solicited Stockholder (as defined below). The Record Date Requesting Person must be making such request on behalf of and with authority to act for all stockholders that are requesting the meeting (and shall produce evidence thereof upon the Secretary’s request).

(2)   Within ten Business Days after the Secretary receives a request to fix a Requested Record Date in proper form and otherwise in compliance with this Section 2.02(B) from a Record Date Requesting Person, the Board shall adopt a resolution fixing a Requested Record Date for the purpose of determining the stockholders entitled to request that the Secretary call a special meeting, which date shall not precede, nor be more than ten Business Days after, the date upon which the resolution fixing the Requested Record Date is adopted by the Board. If the Board does not adopt a resolution fixing the Requested Record Date within ten Business Days after the Secretary receives a request to fix a Requested Record Date from a Record Date Requesting Person that is in proper form and is otherwise in compliance with this Section 2.02(B), the Requested Record Date shall be the close of business on the tenth Business Day after the expiration of the original ten Business Day period after the Secretary received the request. Notwithstanding anything in this Section 2.02(B) to the contrary, no Requested Record Date shall be fixed if the Board determines, in good faith, that the request or requests that would otherwise be submitted following such Requested Record Date could not comply with the requirements set forth in this Section 2.02(B).

(3)   To be timely, once a Requested Record Date has been fixed, the request to call a special meeting must be delivered to the Secretary at the principal executive office of the Corporation not later than the 60th day following the Requested Record Date. To be in proper written form, a request to call a special meeting (a “Special Meeting Request”, which shall mean such a request in proper form) from a stockholder or stockholders holding (or acting as nominee on behalf of persons who beneficially own), in the aggregate, at least the Requisite Percentage as of the Requested Record Date (together with any person who beneficially owns shares of the Corporation’s common stock as of such Requested Record Date on whose behalf such request was made, a “Requesting Stockholder”) must be signed and dated by each such stockholder requesting the meeting, or a duly authorized agent of such Requesting Stockholder, and shall include: (i) a brief description of the business desired to be brought before the special meeting (including the matters proposed to be acted on at the special meeting, the text of any resolutions to be approved thereat, and the names of any nominees for election or re-election as directors, if applicable); (ii) in the case of a stockholder of record acting as nominee on behalf of persons who beneficially own shares of the Corporation’s common stock, documentary evidence demonstrating the beneficial ownership, as of the Requested Record Date and as of the time such Special Meeting Request is delivered to the Secretary, of such shares by the persons on whose behalf such stockholder of record is acting as nominee; and (iii) unless such person is a Solicited Stockholder (as defined below), as to (A) each Requesting Stockholder, (B) each Stockholder Associated Person and (C) the business or nomination desired to be brought before the special meeting, the information that would be set forth in a notice provided under Section 2.03 at an annual meeting of the stockholders as if such business were to be considered at an annual meeting of the stockholders, except substituting “Requesting Stockholder” (or “Record Date Requesting Person,” as applicable) in all places where “Noticing Stockholder” appears in Section 2.03, as applicable. For purposes of these Bylaws, a “Solicited Stockholder” shall mean a stockholder that has provided a request to call a special meeting only in response to a solicitation (other than an exempt solicitation) made pursuant to, and in accordance with, the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Requesting Stockholder(s) shall update such Special Meeting Request(s) in the manner required provided under Section 2.03(C)(3) as if such business were to be considered at an annual meeting of the stockholders.

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(4)   Special meetings of the stockholders shall be held on and at such date, time and place, if any, as determined by the Board; provided, however, that the date of any such special meeting shall be not more than 120 days after the Special Meeting Request is received by the Secretary. In fixing a date and time for any special meeting requested by stockholders, the Board may consider such factors as it deems relevant, including without limitation, the nature of the matters to be considered, the facts and circumstances related to any request for a meeting, any plan of the Board to call an annual meeting or special meeting and whether any such request has been revoked. The record date for the special meeting of the stockholders may be fixed by the Corporation, and the notice of the special meeting may be provided to the stockholders by the Corporation in any manner that is in accordance with these Bylaws or otherwise in accordance with the DGCL.

(5)   Notwithstanding the foregoing provisions of this Section 2.02(B), a special meeting requested by stockholders shall not be called or held if (however, for clarity, the Board shall have the authority to call special meetings of the stockholders at any time):

(a)   the Special Meeting Request does not comply with this Section 2.02(B) and, to the extent applicable, Section 2.03;

(b)   the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under law or the Certificate of Incorporation or Bylaws of the Corporation (including with respect to filling vacancies or newly created directorships on the Board), was made in a manner that involved a violation of law or otherwise does not comply with law, including the Exchange Act;

(c)   an identical or substantially similar item, as determined in good faith by the Board (a “Similar Item”), was presented at any meeting of the stockholders held within 120 days prior to the receipt by the Secretary of the earliest date of signature on the Special Meeting Request (and, for purposes of this Section 2.02(B)(5)(c), the election of directors shall be deemed a Similar Item with respect to all items of business involving the election or removal of directors); or

(d)   the Special Meeting Request is delivered during the period commencing 90 days prior to the first anniversary of the preceding year’s annual meeting and ending on the date of the next annual meeting.

(6)   No business shall be presented by any stockholder at a special meeting of the stockholders except business described in the Special Meeting Request; provided, however, that nothing herein shall prohibit the Board from submitting additional matters to stockholders at any special meeting. The Board shall determine in good faith whether the requirements set forth in this Section 2.02(B) and the applicable requirements set forth in the Certificate of Incorporation have been satisfied, and, if it is determined that such requirements were not satisfied, any such business shall not be transacted. If none of the record stockholders who submitted a Special Meeting Request (or a qualified representative thereof, as defined in Section 2.03(C)(1)) appears at the special meeting to present the business to be brought before such meeting that was specified in the Special Meeting Request, any such business shall not be transacted.

(7)   In determining whether a special meeting of the stockholders has been requested by the stockholders of record of the Requisite Percentage, multiple Special Meeting Requests delivered to the Secretary will be considered together only if (a) each such request identifies substantially the same business to be brought before the special meeting (as determined in good faith by the Board or the Secretary) and (b) such requests have been dated and delivered to the Secretary no earlier than the date the Secretary receives the request to fix a Requested Record Date pursuant to Section 2.02(B)(2) and no later than the 60th day following the Requested Record Date.

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(8)   Any stockholder may revoke a request for a special meeting at any time prior to the special meeting of the stockholders by written revocation delivered to and received by the Secretary at the principal executive office of the Corporation. If, at any time after receipt by the Secretary of a proper request for a special meeting of the stockholders, there are no longer valid requests from stockholders holding (or acting as nominee on behalf of persons who beneficially own), in the aggregate, at least the Requisite Percentage, whether because of revoked requests, transfers of capital stock or otherwise, the Board shall have the discretion to determine whether to proceed with, or cancel, the special meeting.

Section 2.03   Notice of Stockholder Business and Nominations.

(A)   Annual Meetings of the Stockholders.

(1)   Nominations of persons for election to the Board and the proposal of business other than nominations to be considered by the stockholders may be made at an annual meeting of the stockholders only: (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board or an officer permitted by these Bylaws; (b) by or at the direction of the Board or any duly authorized committee of the Board; or (c) by any stockholder of the Corporation who is entitled to vote at the meeting, who complied with the procedures and requirements set forth in this Section 2.03 and who was a stockholder of record at the time such notice is delivered to the Secretary, at the time of the record date of the annual meeting and at the time of the annual meeting. Section 2.03(A)(1)(c) shall be the exclusive means for a stockholder to make nominations or submit other business before an annual meeting of the stockholders (other than nominations included in the Corporation’s proxy materials pursuant to Section 2.13 or proper business submitted pursuant to Rule 14a-8 under the Exchange Act).

(2)   For nominations or other business to be properly brought before an annual meeting by a stockholder of record pursuant to Section 2.03(A)(1)(c), the stockholder of record bringing the notice (the “Noticing Stockholder”) must have delivered timely notice thereof in proper written form to the Secretary at the principal executive office of the Corporation, even if such matter is already the subject of any notice to the stockholders or public announcement from the Board, and any such proposed business other than nominations of persons for election to the Board must constitute a proper matter for stockholder action, or must be otherwise appropriate for stockholder action, under the provisions of the laws of the State of Delaware, the Certificate of Incorporation and these Bylaws. To be timely, the Noticing Stockholder’s notice must be delivered to the Secretary not later than the close of business on the 90th day, nor earlier than the 120th day, prior to the first anniversary of the date of the Corporation’s annual meeting for the preceding year; provided, however, that if no annual meeting was held in the preceding year or the date of the meeting is advanced by more than 30 days, or delayed by more than 60 days from such anniversary date, such notice shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (a) the 90th day prior to such annual meeting or (b) the tenth day following the day on which the public announcement (as defined below) of the date of such meeting is first made by the Corporation. An adjournment, recess, rescheduling or postponement of an annual meeting for which notice has already been given to stockholders or for which a public announcement of the meeting date has already been made by the Corporation (or the public announcement of an adjournment, recess, rescheduling or postponement thereof) shall not commence a new time period (or extend any time period) for the giving of a Noticing Stockholder’s notice. For the avoidance of doubt, a Noticing Stockholder shall not be entitled to make additional or substitute nominations following the expiration of the time periods set forth in these Bylaws. The number of nominees a Noticing Stockholder may nominate for election at an annual meeting shall not exceed the number of directors to be elected by stockholders generally at such annual meeting.

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(3)   To be in proper written form, such Noticing Stockholder’s notice delivered to the Secretary pursuant to this Section 2.03(A) shall, truthfully and accurately, set forth:

(a)   as to each person whom the Noticing Stockholder proposes to nominate for election or re-election as a director:

(i)   the name, age and address (business and residential) of such person;

(ii)   a statement of such person’s qualifications to serve as a member of the Board, including the principal occupation or employment of such person (at present and for the past five years);

(iii)   the Specified Information (as defined below) for such person and any member of the immediate family of such person, or any Affiliate or Associate (as such terms are defined below) of such person;

(iv)   a description of all agreements, arrangements and understandings between each Holder and any Stockholder Associated Person (as such terms are defined below), on the one hand, and such person, on the other hand, (at present and for the past three years) including, without limitation, a complete and accurate description of all direct and indirect compensation and other monetary agreements, arrangements and understandings at present and for the past three years between the person and such parties (including all biographical, related party transaction and other information that would be required to be disclosed pursuant to the federal and state securities laws, including Item 404 promulgated under Regulation S-K under the Securities Act or the Exchange Act, if any Holder or any Stockholder Associated Person were the “registrant” for purposes of such rule and such person were a director or executive officer of such registrant);

(v)   a representation as to whether such person has (A) notified the Board of each publicly listed company at which such person serves as an officer, executive officer or director with respect to such person’s proposed nomination for election to the Board, and, (B) as applicable, received all necessary consents to serve on the Board if so nominated and elected or otherwise appointed (or, if any such consents have not been received, how such person intends to address such failure to receive such necessary consents);

(vi)   a representation as to whether such person’s nomination, election or appointment, as applicable, would violate or contravene a corporate governance policy, including, without limitation, a conflicts of interest or “overboarding” policy of any publicly listed company at which such person serves as an officer, executive officer or director, and, if so, a description of how such person intends to address such violation or contravention;

(vii)   the first date of contact between any Holder and/or Stockholder Associated Person, on the one hand, and such person, on the other hand, with respect to the Corporation;

(viii)   the amount and nature of any direct or indirect economic or financial interest, if any, of such person, or of any immediate family member of such person, in any funds or vehicles managed by, under common management with, or affiliated with any Holder or any Stockholder Associated Person;

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(ix)   any other information relating to such person that would be required to be disclosed in a proxy statement or any other filings required to be made in connection with solicitation of proxies for the election of directors in a contested election or that is otherwise required pursuant to and in accordance with Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder (including such person’s written consent to being named in proxy statements as a proposed nominee of the Noticing Stockholder and to serving as a director if elected); and

(x)   a completed and signed questionnaire, representation and agreement and any and all other information required by Section 2.03(A)(3)(e);

(b)   as to any other business that the Noticing Stockholder proposes to bring before the meeting:

(i)   a brief description of the business desired to be brought before the meeting;

(ii)   the reasons for conducting such business at the meeting;

(iii)   any material interest of each Holder and each Stockholder Associated Person, if any, in such business; and

(iv)   the text of the proposal or business (including the specific text of any resolutions or actions proposed for consideration and if such business includes a proposal to amend these Bylaws, the specific language of the proposed amendment);

(c)   as to the Noticing Stockholder and the beneficial owner, if any, on whose behalf the nomination is made or the other business is being proposed (collectively with the Noticing Stockholder, the “Holders” and each a “Holder”):

(i)   the name and address of each Holder, as the name and address appear on the Corporation’s books, and the name and address of each Stockholder Associated Person, if any;

(ii)   as of the date of the notice (which information, for the avoidance of doubt, shall be updated and supplemented pursuant to Section 2.03(C)(3)):

(A)  the class or series and number of shares of capital stock of the Corporation which are, directly or indirectly, held of record or owned beneficially by each Holder and any Stockholder Associated Person (provided that, for the purposes of this Section 2.03(A), any such person shall in all events be deemed to beneficially own any shares of stock of the Corporation as to which such person has a right to acquire beneficial ownership at any time in the future (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both)),

(B)  any Derivative Instrument directly or indirectly owned or held, including beneficially, by each Holder or any Stockholder Associated Person and any Short Interest held by each Holder or any Stockholder Associated Person within the last 12 months in any class or series of the shares or other securities of the Corporation,

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(C)  a description of all Derivative Instruments that have been entered into as of the date of the notice by, or on behalf of, such stockholder of record or by any such Stockholder Associated Person, with such description to include (1) the class, series and actual or notional number, principal amount or dollar amount of all securities of the Corporation underlying or subject to such Derivative Instrument, (2) the material economic terms of such Derivative Instrument and (3) the contractual counterparty for such Derivative Instrument,

(D)  a description of any proxy, contract, arrangement, understanding or relationship pursuant to which each Holder and any Stockholder Associated Person has any right to vote or has granted a right to vote any shares of stock or any other security of the Corporation,

(E)  any rights to dividends or payments in lieu of dividends on the shares of the Corporation owned beneficially by each Holder or any Stockholder Associated Person that are separated or separable from the underlying shares of stock or other security of the Corporation,

(F)  any proportionate interest in shares of stock or other securities of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership or limited liability company or other entity in which any Holder or any Stockholder Associated Person is a general partner or directly or indirectly beneficially owns an interest in a general partner, is the manager, managing member or directly or indirectly beneficially owns an interest in the manager or managing member of a limited liability company or other entity,

(G)  any direct or indirect legal, economic or financial interest (including Short Interest) of each Holder and each Stockholder Associated Person, if any, in the outcome of any (x) vote to be taken at any annual or special meeting of the stockholders of the Corporation or (y) any meeting of the stockholders of any other entity with respect to any matter that is related, directly or indirectly, to any nomination or business proposed by any Holder under these Bylaws,

(H)  any material pending or threatened action, suit or proceeding (whether civil, criminal, investigative, administrative or otherwise) in which any Holder or any Stockholder Associated Person is, or is reasonably expected to be made, a party or material participant involving the Corporation or any of its officers, directors or employees, or any Affiliate of the Corporation, or any officer, director or employee of such Affiliate, and

(I)  a description of all agreements, arrangements and understandings between each Holder and any Stockholder Associated Person and any other person or persons (including their names) with respect to the nomination or other proposed business (the information required by this subclause (ii) of Section 2.03(A)(3)(c) shall be referred to as the “Specified Information”);

(iii)   a representation by the Noticing Stockholder that such stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting on the matter proposed, that the Noticing Stockholder will continue to be a stockholder of record of the Corporation entitled to vote at such meeting on the matter proposed through the date of such meeting and that such Noticing Stockholder intends to appear in person or by proxy at such meeting to propose such nomination or other business;

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(iv)   all information that would be required to be set forth in a Schedule 13D filed pursuant to Rule 13d-1(a) or an amendment pursuant to Rule 13d-2(a) if such a statement were required to be filed under the Exchange Act and the rules and regulations promulgated thereunder by each Holder and each Stockholder Associated Person, if any;

(v)   any other information relating to each Holder and each Stockholder Associated Person, if any, that would be required to be disclosed in a proxy statement and/or form of proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

(vi)   a representation by the Noticing Stockholder as to whether any Holder and/or any Stockholder Associated Person intends or is part of a group which intends: (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the business being proposed or, in the case of nominations, reasonably believed by the Holder or Stockholder Associated Person, as the case may be, to be sufficient to elect the proposed nominee or nominees and/or (B) otherwise to solicit proxies from stockholders in support of such nomination or other business;

(vii)   a representation by the Noticing Stockholder that each Holder and any Stockholder Associated Person has complied with all applicable federal, state and other legal requirements in connection with its acquisition of shares of capital stock or other securities of the Corporation and/or such person’s acts or omissions as a stockholder of the Corporation;

(viii)   a representation as to whether any Holder or any Stockholder Associated Person intends or is part of a group that intends to solicit holders of shares of stock representing at least 67% of the voting power of the shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees in accordance with Rule 14a-19 of the Exchange Act, and if such holder or a Stockholder Associated Person so intends, the information and statement required by Rule 14a-19(b);

(ix)   the names and addresses of other stockholders (including beneficial owners) known by any Holder or Stockholder Associated Person to provide financial or otherwise material support with respect to such proposal(s) or nomination(s) (it being understood that delivery of a revocable proxy with respect to such proposal or nomination shall not in itself require disclosure under this clause (ix)), and to the extent known the class and number of all shares of the Corporation’s capital stock owned beneficially or of record by such other stockholder(s) or other beneficial owner(s); and

(x)   a representation by the Noticing Stockholder as to the accuracy of the information set forth in the notice. In addition, any Noticing Stockholder who submits a notice pursuant to this paragraph (A)(3) of this Section 2.03 is required to update and supplement the information disclosed in such notice in accordance with Section 2.03(C)(3).

(d)   The Corporation may also, as a condition to any such nomination or business being deemed properly brought before an annual meeting of the stockholders, require any Holder or any proposed nominee to deliver to the Secretary, within five Business Days of any

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such request, such other information as may reasonably be requested by the Corporation, including: (i) such other information as may be reasonably required by the Board, in its sole discretion, to determine whether such proposed nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any publicly disclosed corporate governance guideline or committee charter of the Corporation; and (ii) such other information that the Board determines, in good faith, could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee (including from any Holder or any Stockholder Associated Person).

(e)   In addition to the other requirements of this Section 2.03(A), each person who a Noticing Stockholder proposes to nominate for election or re-election as a director of the Corporation must deliver in writing (in accordance with the time periods prescribed for delivery of notice under this Section 2.03(A)) to the Secretary at the principal executive office of the Corporation: (i) a written questionnaire with respect to the background and qualification of such person (which questionnaire shall be provided by the Secretary upon written request of any stockholder of record identified by name within five Business Days of such written request); and (ii) a written representation and agreement (in the form provided by the Secretary upon written request of any stockholder of record identified by name within five Business Days of such written request) that such person (A) is not and will not become a party to (x) any agreement, arrangement or understanding (whether written or oral) with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (y) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation, (C) would be in compliance, if elected as a director of the Corporation, and a statement as to whether such person, if elected, intends to comply, with all applicable rules of the exchanges upon which the securities of the Corporation are listed and all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation, and (D) intends to serve a full term if elected as a director of the Corporation.

(B)   Special Meetings of the Stockholders. Only such business shall be conducted at a special meeting of the stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of the stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only: (1) by or at the direction of the Board or any duly authorized committee of the Board; or (2) other than with respect to filling vacancies or newly created directorships on the Board, which, unless otherwise determined by the Board, are prohibited by the Certificate of Incorporation with respect to stockholders (a) provided that the Board has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who (i) is entitled to vote at the meeting, (ii) complies with the notice procedures set forth in this Section 2.03 (including those applicable to an annual meeting, but instead applied to such special meeting) and (iii) is a stockholder of record at the time such notice is delivered to the Secretary, at the time of the record date of the special meeting of the stockholders and at the time of the special meeting of the stockholders or (b) in the case of a stockholder-requested special meeting, by any stockholder of the Corporation in accordance with Section 2.02(B). In the event the Corporation calls a special meeting of the stockholders (other than a stockholder-requested special meeting) for the purpose of electing one or more directors to the Board, any Noticing Stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the Noticing Stockholder’s notice as required by Section 2.03(A)(2) or Section 2.03(A)(3) (but in

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feach case applied to the special meeting) shall be delivered to the Secretary in proper written form not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (x) the 90th day prior to such special meeting or (y) the tenth day following the day on which public announcement is first made by the Corporation of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the adjournment, recess, rescheduling or postponement of a special meeting (or the public announcement of an adjournment, recess, rescheduling or postponement thereof) commence a new time period (or extend any time period) for the giving of a Noticing Stockholder’s notice as described above. For the avoidance of doubt, a Noticing Stockholder shall not be entitled to make additional or substitute nominations following the expiration of the time periods set forth in these Bylaws. The number of nominees a Noticing Stockholder may nominate for election at a special meeting shall not exceed the number of directors to be elected by stockholders generally at such meeting. Notwithstanding any other provision of these Bylaws, in the case of a stockholder-requested special meeting, no stockholder may nominate a person for election to the Board or propose any other business to be considered at such special meeting, except pursuant to the Special Meeting Request(s) delivered pursuant to Section 2.02(B).

(C)   General.

(1)   Procedures. Except for directors who are appointed by the Board pursuant to these Bylaws, only such persons who are nominated in accordance and compliance with the procedures set forth in this Section 2.03 or Section 2.13 shall be eligible for election to serve as directors at a meeting of the stockholders and only such other business shall be conducted at a meeting of the stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.03. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the Board or chairman of the meeting shall, in addition to making any other determination that may be appropriate for the conduct of the meeting, have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws (including whether any Holder or Stockholder Associated Person solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such Noticing Stockholder’s nominee or other business in compliance with the representation as required by clauses (vi) or (viii) of Section 2.03(A)(3)(c)). If any proposed nomination or other business was not made or proposed in compliance with these Bylaws, the chairman of the meeting of the stockholders shall, subject to the supervision of the Board, have the power and duty to declare to the meeting that any such nomination or other business was not properly brought before the meeting and in accordance with the provisions of these Bylaws, and that such nomination or other business not properly brought before the meeting shall be disregarded and/or shall not be transacted. Notwithstanding anything to the contrary in these Bylaws, if the Noticing Stockholder (or a qualified representative of the Noticing Stockholder) does not appear at the annual or special meeting, as applicable, to present a nomination or other business, such nomination shall be disregarded and such other business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.03, to be considered a “qualified representative” of the Noticing Stockholder, a person must be (a) a duly authorized officer, manager, trustee or partner of such stockholder or (b) authorized by a written document executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of the stockholders, which writing or electronic transmission (or a reliable reproduction of such writing or electronic transmission) must be delivered to the Secretary at the principal executive office of the Corporation, no later than the close of business on the fifth Business Day prior to such meeting of the stockholders.

(2)   Exchange Act Compliance. Notwithstanding the foregoing provisions of this Section 2.03, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.03 and any failure to comply therewith shall be deemed a failure to comply with this

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Section 2.03; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.03. If a Holder or Stockholder Associated Person provides notice pursuant to Rule 14a-19(b) of the Exchange Act and subsequently fails to comply with any of the requirements of Rule 14a-19 (including Rule 14a-19(a)(2) or Rule 14a-19(a)(3) of the Exchange Act, including the provision to the Corporation of notices required thereunder in a timely manner), then any such nominee shall be disqualified. Nothing in these Bylaws shall be deemed to affect any rights (a) of the holders of any class or series of stock having a preference over the common stock of the Corporation as to dividends or upon liquidation to elect directors under specified circumstances, or (b) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or any other applicable federal or state securities law with respect to that stockholder’s request to include proposals in the Corporation’s proxy statement.

(3)   Updates and Supplements. In addition, to be considered timely, a Noticing Stockholder’s notice shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting of the stockholders and as of the date that is ten Business Days prior to the meeting of the stockholders or any adjournment, recess, rescheduling or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive office of the Corporation not later than five Business Days after the record date for the meeting of the stockholders in the case of the update and supplement required to be made as of the record date, and not later than eight Business Days prior to the date for the meeting of the stockholders or any adjournment, recess, rescheduling or postponement thereof in the case of the update and supplement required to be made as of ten Business Days prior to the meeting of the stockholders or any adjournment, recess, rescheduling or postponement thereof. In addition, if the Noticing Stockholder has delivered to the Corporation a notice relating to the nomination of directors, the Noticing Stockholder shall deliver to the Corporation not later than eight Business Days prior to the date of the meeting or any adjournment, recess, rescheduling or postponement thereof (or, if not practicable, on the first practicable date prior to the date to which the annual meeting has been adjourned or postponed) reasonable evidence that it has complied with the requirements of Rule 14a-19 of the Exchange Act. For the avoidance of doubt, the obligation to update and supplement set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of the stockholders.

Section 2.04   Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a timely notice of the meeting shall be given in accordance with Section 232 of the DGCL, stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the notice of any meeting shall be given not less than ten nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

Section 2.05   Quorum. Unless otherwise required by law, the Certificate of Incorporation or the rules of any stock exchange upon which the Corporation’s securities are listed, the holders of record of a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at

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all meetings of the stockholders. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required, a majority of the voting power of the issued and outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any stockholders.

Section 2.06   Voting.

(A)   Except as otherwise provided by or pursuant to the provisions of the Certificate of Incorporation, each stockholder entitled to vote at any meeting of the stockholders shall be entitled to one vote for each share of stock held by such stockholder that has voting power upon the matters in question. Each stockholder entitled to vote at a meeting of the stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy in any manner provided under Section 212(c) of the DGCL or as otherwise provided under applicable law, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date. Unless required by the Certificate of Incorporation or applicable law, or determined by the chairman of the meeting to be advisable, the vote on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by such stockholder’s proxy, if there be such proxy.

(B)   When a quorum is present at any meeting, a majority of the votes cast, affirmatively or negatively, by the holders of shares of stock present in person or represented by proxy and entitled to vote on the subject matter shall decide any question brought before such meeting, unless the question is one upon which, by express provision of applicable law, of the rules or regulations of any stock exchange applicable to the Corporation, of any regulation applicable to the Corporation or its securities, of the Certificate of Incorporation or of these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

(C)   Notwithstanding the foregoing sentence and subject to the Certificate of Incorporation, directors shall be elected by the affirmative vote of the holders of a majority of the votes cast by the holders of shares of stock entitled to vote in the election of directors at a meeting of the stockholders at which a quorum is present; provided, however, that in a Contested Election, the directors shall be elected by a plurality of the votes cast by the holders of shares of stock represented in person or by proxy at any such meeting and that are entitled to vote on the election of directors. A “Contested Election” shall mean an election of directors at any properly called meeting of the stockholders for which (1) the Secretary receives a notice that a stockholder has nominated a person for election to the Board in compliance with the advance notice requirements for stockholder nominees for director set forth in these Bylaws and (2) such nomination has not been withdrawn by such stockholder on or prior to the tenth day preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders. A “majority of votes cast” shall mean that the number of shares voted “for” a matter or nominee’s election exceeds the number of shares voted “against” that matter or nominee’s election, as applicable. “Abstentions” and “broker non-votes,” if applicable, shall not be included in the total number of votes cast or be counted as votes cast “for” or “against” that matter or nominee’s election, as applicable. If a nominee for director who is not an incumbent director does not receive a majority of the votes cast, the nominee shall not be elected. The Board, or a committee thereof, may establish policies or procedures under which a director standing for reelection in an uncontested election (meaning an election other than a Contested Election) must tender a resignation conditioned on the incumbent director’s failure to receive a majority of the votes cast. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable, and any resignation after failing to receive such a vote shall be governed by the corporate policies or principles adopted by resolution of the Board.

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(D)   Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board.

Section 2.07   Organization.

(A)   The person designated by the Board, or if no such person is designated or such person is absent, the Chairman of the Board, if one is elected, or, in his or her absence, the President or Chief Executive Officer of the Corporation (“Chief Executive Officer”), shall be the Chairman of the meeting and, as such, preside at all meetings of the stockholders.

(B)   The Board may adopt by resolution such rules and regulations for the conduct of meetings of the stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chairman of a meeting of the stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (1) the establishment of an agenda or order of business for the meeting, (2) rules and procedures for maintaining order at the meeting and the safety of those present, (3) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairman of the meeting or the Board shall determine, (4) restrictions on entry to the meeting after the time fixed for the commencement thereof, (5) limitations on the time allotted to questions or comments by participants, (6) restrictions on the use of audio/video recording devices and cell phones, (7) procedures for complying with any state and local laws and regulations concerning safety and security and (8) procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting.

Section 2.08   Secretary of Meetings. The Secretary shall act as secretary at all meetings of the stockholders. In the absence of the Secretary, the Chairman of the Board or the President or Chief Executive Officer shall appoint a person to act as secretary at such meetings.

Section 2.09   Stockholder Action by Unanimous Consent. Subject to the rights of the holders of any series of preferred stock, any action required or permitted to be taken at any annual or special meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by all of the stockholders entitled to vote with respect to the action that is the subject of the consent.

Section 2.10   Adjournment. At any meeting of the stockholders of the Corporation, if less than a quorum be present, the chairman of the meeting or stockholders present in person or represented by proxy, by the affirmative vote of a majority of the votes cast, affirmatively or negatively, shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present. Any business may be transacted at the adjourned meeting that might have been transacted at the meeting originally noticed. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date so fixed for notice of such adjourned meeting. Additionally, the Corporation shall be permitted to adjourn a meeting, without notice, as and in any manner permitted by the DGCL.

Section 2.11   Remote Communication. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxyholders not physically present at a meeting of the stockholders may, by means of remote communication:

(A)   participate in a meeting of the stockholders; and

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(B)   be deemed present in person and vote at a meeting of the stockholders whether such meeting is to be held at a designated place or solely by means of remote communication; provided that:

(1)   the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder;

(2)   the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and

(3)   if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 2.12   Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of the stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of the stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (A) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (B) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (C) count all votes and ballots, (D) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (E) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. In determining the validity and counting of proxies and ballots cast at any meeting of the stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

Section 2.13   Proxy Access.

(A)   As used in this Section 2.13, capitalized terms shall have the meanings indicated in this Section 2.13. Subject to the terms and conditions of these Bylaws, the Corporation shall include in its proxy statement and on its form of proxy for an annual meeting of the stockholders the name of, and shall include in its proxy statement the Required Information (as defined below) relating to, any nominee for election or reelection to the Board delivered pursuant to this Section 2.13 (a “Stockholder Nominee”) who satisfies the eligibility requirements in this Section 2.13, and who is identified in a timely and proper notice that both complies with this Section 2.13 (the “Stockholder Notice”) and is given by a stockholder on behalf of one or more stockholders or beneficial owners that (an “Eligible Stockholder”):

(1)   expressly elect at the time of the delivery of the Stockholder Notice to have such Stockholder Nominee included in the Corporation’s proxy materials;

(2)   Own and have Owned (as defined below in Section 2.13(C)) continuously for at least three years as of the date of the Stockholder Notice, a number of shares that represents at least 3% of the outstanding shares of common stock entitled to vote in the election of directors as of the date of the Stockholder Notice (the “Required Shares”); and

(3)   satisfy such additional requirements of these Bylaws.

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(B)   For purposes of qualifying as an Eligible Stockholder and satisfying the Ownership requirements under Section 2.13(A):

(1)   the outstanding shares of common stock Owned by one or more stockholders and beneficial owners that each stockholder and/or beneficial owner has Owned continuously for at least three years as of the date of the Stockholder Notice may be aggregated, provided that the number of stockholders and beneficial owners whose Ownership of shares is aggregated for such purpose shall not exceed 20 and that any and all requirements and obligations for an Eligible Stockholder set forth in this Section 2.13 are satisfied by and as to each such stockholder and beneficial owner (except as noted with respect to aggregation or as otherwise provided in this Section 2.13); and

(2)   two or more funds that are (a) under common management and investment control, (b) under common management and funded primarily by the same employer or (c) a “group of investment companies,” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended, shall be treated as one stockholder or beneficial owner.

(C)   For purposes of this Section 2.13:

(1)   A stockholder or beneficial owner shall be deemed to “Own” only those outstanding shares of common stock as to which such person possesses both (a) the full voting and investment rights pertaining to the shares and (b) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (a) and (b) shall not include any shares (i) sold by such person or any of its Affiliates in any transaction that has not been settled or closed, including any short sale, (ii) borrowed by such person or any of its Affiliates for any purposes or purchased by such person or any of its Affiliates pursuant to an agreement to resell or (iii) subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar agreement entered into by such person or any of its Affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of common stock, in any such case which instrument or agreement has, or is intended to have, or if exercised would have, the purpose or effect of (x) reducing in any manner, to any extent or at any time in the future, such person’s or its Affiliates’ full right to vote or direct the voting of any such shares, and/or (y) hedging, offsetting, or altering to any degree any gain or loss arising from the full economic ownership of such shares by such person or its Affiliate. The terms “Owned,” “Owning” and other variations of the word “Own,” when used with respect to a stockholder or beneficial owner, shall have correlative meanings.

(2)   A stockholder or beneficial owner shall “Own” shares held in the name of a nominee or other intermediary so long as the person retains both the full voting and investment rights pertaining to the shares and the full economic interest in the shares. A person’s Ownership of shares shall be deemed to continue during any period in which the person has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement that is revocable at any time by the person.

(3)   A stockholder or beneficial owner’s Ownership of shares shall be deemed to continue during any period in which the person has loaned such shares provided that the person has the power to recall such loaned shares on three Business Days’ notice, the person recalls the loaned shares within three Business Days of being notified that its Stockholder Nominee will be included in the Corporation’s proxy materials for the relevant annual meeting, and the person holds the recalled shares through the annual meeting.

(D)   No stockholder or beneficial owner, alone or together with any of its Affiliates, may be a member of more than one group constituting an Eligible Stockholder under this Section 2.13.

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(E)   For purposes of this Section 2.13, the “Required Information” that the Corporation will include in its proxy statement is:

(1)   the information set forth in the Schedule 14N provided with the Stockholder Notice concerning each Stockholder Nominee and the Eligible Stockholder that is required to be disclosed in the Corporation’s proxy statement by the applicable requirements of the Exchange Act and the rules and regulations thereunder, and

(2)   if the Eligible Stockholder so elects, a written statement of the Eligible Stockholder, not to exceed 500 words, in support of each Stockholder Nominee, which must be provided at the same time as the Stockholder Notice for inclusion in the Corporation’s proxy statement for the annual meeting (the “Statement”).

Notwithstanding anything to the contrary contained in this Section 2.13, the Corporation may omit from its proxy materials any information or Statement that it, in good faith, believes would violate any applicable law, rule, regulation or listing standard. Nothing in this Section 2.13 shall limit the Corporation’s ability to solicit against and include in its proxy materials its own statements relating to any Eligible Stockholder or Stockholder Nominee.

(F)   The Stockholder Notice shall set forth all information required under Section 2.03 (and for such purposes, references in Section 2.03 to the “Noticing Stockholder”, “Holder” and “beneficial owner” on whose behalf the nomination is made shall be deemed to refer to the “Eligible Stockholder”), and in addition shall include:

(1)   the written consent of each Stockholder Nominee to being named in the Corporation’s proxy materials as a nominee and to serving as a director if elected;

(2)   a copy of the Schedule 14N that has been or concurrently is filed with the SEC under Exchange Act Rule 14a-18;

(3)   the written agreement of the Eligible Stockholder (in the case of a group, each stockholder or beneficial owner whose shares are aggregated for purposes of constituting an Eligible Stockholder) addressed to the Corporation, setting forth the following additional agreements, representations and warranties:

(a)   setting forth and certifying to the number of shares of common stock it Owns and has Owned (as defined in Section 2.13(C)) continuously for at least three years as of the date of the Stockholder Notice and agreeing to continue to Own such shares through the annual meeting, which statement shall also be included in the Schedule 14N filed by the Eligible Stockholder with the SEC,

(b)   the Eligible Stockholder’s agreement to provide (i) the information required under Section 2.03, and (ii) written statements from the record holder and intermediaries as required under Section 2.13(H) verifying the Eligible Stockholder’s continuous Ownership of the Required Shares, in each case through and as of the Business Day immediately preceding the date of the annual meeting,

(c)   the Eligible Stockholder’s representation and warranty that the Eligible Stockholder (i) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control at the Corporation, and does not presently have any such intent, (ii) has not nominated and will not nominate for election to the Board at the annual meeting any person other than the Stockholder Nominee(s) being nominated pursuant to this Section 2.13, (iii) has not engaged and will

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not engage in, and has not been and will not be a participant (as defined in Item 4 of Exchange Act Schedule 14A) in, a solicitation within the meaning of Exchange Act Rule 14a-1(l), in support of the election of any individual as a director at the annual meeting other than its Stockholder Nominee or a nominee of the Board and (iv) will not distribute any form of proxy for the annual meeting other than the form distributed by the Corporation, and

(d)   the Eligible Stockholder’s agreement to (i) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the stockholders of the Corporation or out of the information that the Eligible Stockholder provided to the Corporation, (ii) indemnify and hold harmless the Corporation and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 2.13, (iii) comply with all laws, rules, regulations and listing standards applicable to any solicitation in connection with the annual meeting, (iv) file all materials described below in Section 2.13(H)(3) with the SEC, regardless of whether any such filing is required under Exchange Act Regulation 14A, or whether any exemption from filing is available for such materials under Exchange Act Regulation 14A and (v) provide to the Corporation prior to the annual meeting such additional information as necessary or reasonably requested by the Corporation; and

(4)   in the case of a nomination by a group of stockholders or beneficial owners that together is an Eligible Stockholder, the designation by all group members of one group member that is authorized to act on behalf of all such members with respect to the nomination and matters related thereto, including withdrawal of the nomination.

(G)   To be timely under this Section 2.13, the Stockholder Notice must be delivered by a stockholder to the Secretary at the principal executive office of the Corporation not later than the close of business on the 120th day nor earlier than the 150th day prior to the first anniversary of the date (as stated in the Corporation’s proxy materials) the definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting of the stockholders; provided, however, that in the event the date of the annual meeting is more than 30 days before or after such anniversary date, or if no annual meeting was held in the preceding year, to be timely the Stockholder Notice must be so delivered not earlier than the 150th day prior to such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall an adjournment or recess of an annual meeting, or a postponement of an annual meeting for which notice has been given or with respect to which there has been a public announcement of the date of the meeting, commence a new time period (or extend any time period) for the giving of the Stockholder Notice as described above.

(H)   An Eligible Stockholder must:

(1)   within five Business Days after the date of the Stockholder Notice, provide one or more written statements from the record holder(s) of the Required Shares and from each intermediary through which the Required Shares are or have been held, in each case during the requisite three-year holding period, specifying the number of shares that the Eligible Stockholder Owns, and has Owned continuously, in compliance with this Section 2.13;

(2)   include in the Schedule 14N filed with the SEC a statement certifying that it Owns and has Owned the Required Shares in compliance with this Section 2.13;

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(3)   file with the SEC any solicitation or other communication by or on behalf of the Eligible Stockholder relating to the Corporation’s annual meeting of the stockholders, one or more of the Corporation’s directors or director nominees or any Stockholder Nominee, regardless of whether any such filing is required under Exchange Act Regulation 14A or whether any exemption from filing is available for such solicitation or other communication under Exchange Act Regulation 14A; and

(4)   as to any group of funds whose shares are aggregated for purposes of constituting an Eligible Stockholder, within five Business Days after the date of the Stockholder Notice, provide documentation reasonably satisfactory to the Corporation that demonstrates that the funds satisfy Section 2.13(B)(2).

The information provided pursuant to this Section 2.13(H) shall be deemed part of the Stockholder Notice for purposes of this Section 2.13.

(I)   Within the time period prescribed in Section 2.13(G) for delivery of the Stockholder Notice, the Eligible Stockholder must also deliver to the Secretary a written representation and agreement (which shall be deemed part of the Stockholder Notice for purposes of this Section 2.13) signed by each Stockholder Nominee and representing and agreeing that such Stockholder Nominee:

(1)   is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such Stockholder Nominee, if elected as a director, will act or vote on any issue or question, which such agreement, arrangement or understanding has not been disclosed to the Corporation,

(2)   is not and will not become a party to any agreement, arrangement or understanding with any person with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Stockholder Nominee that has not been disclosed to the Corporation, and is not and will not become a party to any agreement, arrangement, or understanding with any person other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director, and

(3)   if elected as a director, will comply with all of the Corporation’s corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines, and any other Corporation policies and guidelines applicable to directors.

At the request of the Corporation, the Stockholder Nominee must promptly, but in any event within five Business Days after such request, submit all completed and signed questionnaires required of the Corporation’s directors and provide to the Corporation such other information as it may reasonably request. The Corporation may request such additional information as necessary to permit the Board to determine if each Stockholder Nominee satisfies this Section 2.13.

(J)   In the event that any information or communications provided by the Eligible Stockholder or any Stockholder Nominees to the Corporation or its stockholders is not, when provided, or thereafter ceases to be, true, correct and complete in all material respects (including omitting a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading), each Eligible Stockholder or Stockholder Nominee, as the case may be, shall promptly notify the Secretary and provide the information that is required to make such information or communication true, correct, complete and not misleading; it being understood that providing any such notification shall not be deemed to cure any such defect or limit the Corporation’s right to omit a Stockholder Nominee from its proxy materials pursuant to this Section 2.13.

(K)   Notwithstanding anything to the contrary contained in this Section 2.13, the Corporation may omit from its proxy materials any Stockholder Nominee, and such nomination shall be disregarded and no

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vote on such Stockholder Nominee will occur, notwithstanding that proxies in respect of such vote may have been received by the Corporation, if:

(1)   the Eligible Stockholder or Stockholder Nominee breaches any of its respective agreements, representations or warranties set forth in the Stockholder Notice (or otherwise submitted pursuant to this Section 2.13), any of the information in the Stockholder Notice (or otherwise submitted pursuant to this Section 2.13) was not, when provided, true, correct and complete, or the requirements of this Section 2.13 have otherwise not been met,

(2)   the Stockholder Nominee (a) is not independent under the listing standards of the principal U.S. exchange upon which the shares of the Corporation are listed, any applicable rules of the SEC, and any publicly disclosed standards used by the Board in determining and disclosing the independence of the Corporation’s directors, (b) does not qualify as independent under the audit committee independence requirements set forth in the rules of the principal U.S. exchange on which shares of the Corporation are listed, as a “non-employee director” under Exchange Act Rule 16b-3 and the regulations proposed or promulgated thereunder or any successor provisions thereto, (c) is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, as amended, (d) is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in a criminal proceeding within the past ten years, or (e) is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act,

(3)   a notice is delivered to the Corporation (whether or not subsequently withdrawn) under Section 2.03 of this Article II indicating that a stockholder intends to nominate any candidate for election to the Board, or

(4)   the election of the Stockholder Nominee to the Board would cause the Corporation to be in violation of the Certificate of Incorporation, these Bylaws, or any applicable state or federal law, rule, regulation or listing standard.

(L)   The maximum number of Stockholder Nominees that may be included in the Corporation’s proxy materials pursuant to this Section 2.13 shall not exceed the greater of (1) two or (2) 20% of the number of directors in office as of the last day on which a Stockholder Notice may be delivered pursuant to this Section 2.13 with respect to the annual meeting, or if such amount is not a whole number, the closest whole number below 20%; provided, however, that this number shall be reduced by any Stockholder Nominee whose name was submitted for inclusion in the Corporation’s proxy materials pursuant to this Section 2.13 but either is subsequently withdrawn or that the Board decides to nominate as a Board nominee. In the event that one or more vacancies for any reason occurs after the deadline in Section 2.13(G) for delivery of the Stockholder Notice but before the annual meeting and the Board resolves to reduce the size of the Board in connection therewith, the maximum number shall be calculated based on the number of directors in office as so reduced. In the event that the number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 2.13 exceeds this maximum number, the Corporation shall determine which Stockholder Nominees shall be included in the Corporation’s proxy materials in accordance with the following provisions: each Eligible Stockholder (or in the case of a group, each group constituting an Eligible Stockholder) will select one Stockholder Nominee for inclusion in the Corporation’s proxy materials until the maximum number is reached, going in order of the amount (largest to smallest) of shares of the Corporation each Eligible Stockholder disclosed as Owned in its respective Stockholder Notice submitted to the Corporation. If the maximum number is not reached after each Eligible Stockholder (or in the case of a group, each group constituting an Eligible Stockholder) has selected one Stockholder Nominee, this selection process will continue as many times as necessary, following the same order each time, until the maximum number is reached. Following such determination, if any Stockholder Nominee who satisfies the eligibility requirements in this Section 2.13 is thereafter nominated by the Board, thereafter is not included in the Corporation’s proxy materials or thereafter is not submitted for director election for any reason (including the Eligible Stockholder’s

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or Stockholder Nominee’s failure to comply with this Section 2.13), no other nominee or nominees shall be included in the Corporation’s proxy materials or otherwise submitted for director election in substitution thereof.

(M)   Any Stockholder Nominee who is included in the Corporation’s proxy materials for a particular annual meeting of the stockholders but either (1) withdraws from or becomes ineligible or unavailable for election at the annual meeting for any reason, including for the failure to comply with any provision of these Bylaws (provided that in no event shall any such withdrawal, ineligibility or unavailability commence a new time period (or extend any time period) for the giving of a Stockholder Notice) or (2) does not receive a number of votes cast in favor of his or her election at least equal to 25% of the shares present in person or represented by proxy and entitled to vote in the election of directors, will be ineligible to be a Stockholder Nominee pursuant to this Section 2.13 for the next two annual meetings.

(N)   The Board (and any other person or body authorized by the Board) shall have the power and authority to interpret this Section 2.13 and to make any and all determinations necessary or advisable to apply this Section 2.13 to any persons, facts or circumstances, including the power to determine (1) whether one or more stockholders or beneficial owners qualifies as an Eligible Stockholder, (2) whether a Stockholder Notice complies with this Section 2.13 and has otherwise met the requirements of this Section 2.13, (3) whether a Stockholder Nominee satisfies the qualifications and requirements in this Section 2.13 and (4) whether any and all requirements of this Section 2.13 (or any applicable requirements of Article II, Section 2.03) have been satisfied. Notwithstanding the foregoing provisions of this Section 2.13, unless otherwise required by law or otherwise determined by the chairman of the meeting or the Board, if (x) the Eligible Stockholder or (y) a qualified representative of the stockholder (as defined in Section 2.03(C)(1)) does not appear at the annual meeting of the stockholders of the Corporation to present its Stockholder Nominee or Stockholder Nominees, such nomination or nominations shall be disregarded, notwithstanding that proxies in respect of the election of the Stockholder Nominee or Stockholder Nominees may have been received by the Corporation. Other than pursuant to Rule 14a-19 of the Exchange Act for the limited purposes addressed therein, this Section 2.13 shall be the exclusive method for stockholders to include nominees for director election in the Corporation’s proxy materials.

ARTICLE III — BOARD OF DIRECTORS

Section 3.01   Powers. Except as otherwise provided by the Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of its Board. The Board may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by the DGCL or the Certificate of Incorporation directed or required to be exercised or done by the stockholders.

Section 3.02   Number and Term; Chairman. Subject to the rights of the holders of any series of preferred stock, the Board shall consist of one or more members, each of whom shall be a natural person. Unless the Certificate of Incorporation fixes the number of directors, the number of directors shall be determined from time to time solely by resolution of the Whole Board; provided, however, that the number of directors shall be no less than three nor greater than 14. The “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires. Except as otherwise provided by Section 3.05, each director, including a director elected to fill a vacancy or a newly created directorship, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation (including retirement), disqualification or removal. Directors need not be stockholders. The Board shall elect from its ranks a Chairman of the Board, who shall have the powers and perform such duties as provided in these Bylaws and as the Board may from time to time prescribe. The Chairman of the Board shall preside at all meetings of the Board at which he or she is present. If the Chairman of the Board is not present at a meeting of the Board, the President or Chief Executive Officer (if the President or Chief Executive Officer is a director and is not also the Chairman of the Board) shall preside at such meeting, and, if the

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President or Chief Executive Officer is not present at such meeting or is not a director, a majority of the directors present at such meeting shall elect one of their members to preside over such meeting. The Chairman of the Board may alternatively be referred to as the Chairperson of the Board.

Section 3.03   Resignations. Any director may resign at any time upon notice given in writing or by electronic transmission to the Board, the Chairman of the Board, the President or Chief Executive Officer or the Secretary. The resignation shall take effect at the time or upon the happening of any event specified therein, and if no specification is so made, at the time of its delivery. The acceptance of a resignation shall not be necessary to make it effective unless otherwise expressly provided in the resignation.

Section 3.04   Removal. Directors of the Corporation may be removed in accordance with applicable law.

Section 3.05   Vacancies and Newly Created Directorships. Except as otherwise required by law, vacancies occurring on the Board (whether by death, resignation (including retirement), disqualification or removal) and newly created directorships resulting from any increase in the number of directors shall be filled in the manner provided in the Certificate of Incorporation.

Section 3.06   Meetings. Regular meetings of the Board may be held at such places, if any, and times as shall be determined from time to time by the Board. Special meetings of the Board may be called by the President or Chief Executive Officer of the Corporation or the Chairman of the Board, and shall be called by the President or Chief Executive Officer or the Secretary if directed by a majority of the Board and shall be at such places, if any, and times as they or he or she shall fix. Notice need not be given of regular meetings of the Board. At least 24 hours before each special meeting of the Board, either written notice, notice by electronic transmission or oral notice (either in person or by telephone) of the time, date and place (if any) of the meeting shall be given to each director; provided, however, that if written notice is given only by United States mail, such notice shall be deposited in the United States mail, postage prepaid, at least five days before such special meeting of the Board; provided further that notice of a meeting may be on shorter notice (less than 24 hours) as the person or persons calling such meeting may in good faith deem necessary or appropriate in the circumstances. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting of the Board. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

Section 3.07   Quorum, Voting and Adjournment. Except as otherwise provided by the Certificate of Incorporation, a majority of the Whole Board shall constitute a quorum for all purposes, including the transaction of business. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, the affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum, a majority of the directors present thereat may adjourn such meeting to another time and place (if any). Notice of such adjourned meeting need not be given if the time and place (if any) of such adjourned meeting are announced at the meeting so adjourned.

Section 3.08   Committees; Committee Rules. The Board may designate one or more committees, each such committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board establishing such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; provided that no such committee shall have the power or authority in reference to the following matters: (A) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval or (B) adopting, amending or repealing these Bylaws. Each committee of the Board may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board designating such committee or by subsequent Board

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resolution. Unless otherwise provided in such a resolution of the Board, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present at a meeting of the committee at which a quorum is present. Unless otherwise provided in such a resolution of the Board, in the event that a member and that member’s alternate, if alternates are designated by the Board, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.

Section 3.09   Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or any committee thereof, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed in the minutes of proceedings of the Board. Such filing shall be in paper form if the minutes are maintained in paper form or shall be in electronic form if the minutes are maintained in electronic form.

Section 3.10   Remote Meeting. Unless otherwise restricted by the Certificate of Incorporation, members of the Board, or any committee designated by the Board, may participate in a meeting by means of conference telephone or other communications equipment in which all persons participating in the meeting can hear each other. Participation in a meeting by means of conference telephone or other communications equipment shall constitute presence in person at such meeting.

Section 3.11   Compensation. The Board shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

Section 3.12   Reliance on Books and Records. A member of the Board, or a member of any committee designated by the Board shall, in the performance of such person’s duties, be fully protected in relying in good faith upon records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees of the Board, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

ARTICLE IV — OFFICERS

Section 4.01   Number. The officers of the Corporation shall include a President and/or Chief Executive Officer and a Secretary, each of whom shall be elected by the Board and who shall hold office for such terms as shall be determined by the Board and until their successors are elected and qualified or until their earlier death, resignation (including retirement), disqualification or removal. In addition, the Board may elect one or more Vice Presidents, including one or more Executive Vice Presidents or Senior Vice Presidents, a Treasurer and one or more Assistant Treasurers and one or more Assistant Secretaries, who shall hold their office for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board. Any number of offices may be held by the same person.

Section 4.02   Other Officers and Agents. The Board may appoint such other officers and agents as it deems advisable, who shall hold their office for such terms and shall exercise and perform such powers and duties as shall be determined from time to time by the Board. The Board may empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, any officers and agents as the business or affairs of the Corporation may require.

Section 4.03   Chief Executive Officer and President. The Chief Executive Officer, who may also be the President, subject to the determination of the Board, shall have general executive charge, management and

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control of the properties and operations of the Corporation in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incidental to such responsibilities. If the Board has not elected a Chairman of the Board or in the absence or inability to act as the Chairman of the Board, the Chief Executive Officer shall exercise all of the powers and discharge all of the duties of the Chairman of the Board, but only if the Chief Executive Officer is a director of the Corporation. If not the same person, the President shall report and be responsible to the Chief Executive Officer, unless otherwise determined by the Board. The President shall have such powers and perform such duties as from time to time may be assigned or delegated to the President by the Board or the Chief Executive Officer or that are incidental to the office of president.

Section 4.04   Vice Presidents. Each Vice President, if any are elected, of whom one or more may be designated an Executive Vice President or Senior Vice President, shall have such powers and shall perform such duties as shall be assigned to him or her by the President or Chief Executive Officer or the Board.

Section 4.05   Treasurer; Chief Financial Officer.

(A)   The Treasurer shall have custody of the corporate funds, securities, evidences of indebtedness and other valuables of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation. The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board or its designees selected for such purposes. The Treasurer shall disburse the funds of the Corporation, taking proper vouchers therefor. The Treasurer shall render to the President or Chief Executive Officer and the Board, upon their request, a report of the financial condition of the Corporation. If required by the Board, the Treasurer shall give the Corporation a bond for the faithful discharge of his or her duties in such amount and with such surety as the Board shall prescribe. The Treasurer shall be authorized to execute bonds, mortgages and other contracts on behalf of the Corporation, except where required by law or any governing document to be otherwise executed.

(B)   The Treasurer may be the Chief Financial Officer of the Corporation, and the Chief Financial Officer may exercise the role and any powers of and perform any obligations or duties of the Treasurer. This Section 4.05 shall apply to (1) the Treasurer, if one is elected, or (2), if no Treasurer is then in office, the officer authorized by resolution of the Board to assume the powers and authorities set forth in this Section 4.05.

(C)   In addition, the Treasurer and/or any Chief Financial Officer shall have such further powers and perform such other duties incident to the office of Treasurer or Chief Financial Officer, respectively, as from time to time are assigned to him or her by the President or Chief Executive Officer or the Board.

Section 4.06   Secretary. The Secretary shall: (A) cause minutes of all meetings of the stockholders and directors to be recorded and kept properly; (B) cause all notices required by these Bylaws or otherwise to be given properly; (C) see that the minute books, stock books, and other nonfinancial books, records and papers of the Corporation are kept properly; and (D) cause all reports, statements, returns, certificates and other documents to be prepared and filed when and as required. The Secretary shall have such further powers and perform such other duties as prescribed from time to time by the President or Chief Executive Officer or the Board.

Section 4.07   Assistant Treasurers and Assistant Secretaries. Each Assistant Treasurer and each Assistant Secretary, if any are elected, shall be vested with all the powers and shall perform all the duties of the Treasurer and Secretary, respectively, in the absence or disability of such officer, unless or until the President or Chief Executive Officer or the Board shall otherwise determine. In addition, Assistant Treasurers and Assistant Secretaries shall have such powers and shall perform such duties as shall be assigned to them by the President or Chief Executive Officer or the Board.

Section 4.08   Corporate Funds and Checks. The funds of the Corporation may be kept in such depositories as shall from time to time be prescribed by the Board or its designees selected for such purposes

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or otherwise may be prescribed by the officers of the Corporation. All checks or other orders for the payment of money may be signed by the President or Chief Executive Officer, a Vice President, the Treasurer or the Secretary or such other person or agent as may from time to time be authorized and with such countersignature, if any, as may be required by the Board.

Section 4.09   Contracts and Other Documents. The President or Chief Executive Officer and the Secretary, or such other officer or officers as may from time to time be authorized by the Board or any other committee given specific authority in the premises by the Board during the intervals between the meetings of the Board, shall each have power to sign and execute on behalf of the Corporation deeds, conveyances and contracts and any and all other documents requiring execution by the Corporation. This provision is in addition to and not in limitation on any power of officers or employees of the Corporation to sign any deeds, conveyances and contracts and any and all other documents requiring execution by the Corporation.

Section 4.10   Ownership of Equity Interests or other Securities of Another Entity. Unless otherwise directed by the Board, the President or Chief Executive Officer, a Vice President, the Treasurer or the Secretary, or such other officer or agent as shall be authorized by the Board or the President or Chief Executive Officer, shall have the power and authority, on behalf of the Corporation, to attend and to vote at any meeting of securityholders of any entity in which the Corporation holds securities or equity interests and may exercise, on behalf of the Corporation, any and all of the rights and powers incident to the ownership of such securities or equity interests at any such meeting, including the authority to execute and deliver proxies and consents on behalf of the Corporation.

Section 4.11   Delegation of Duties. In the absence, disability or refusal of any officer to exercise and perform his or her duties, the Board may delegate to another officer such powers or duties.

Section 4.12   Resignation and Removal. Any officer of the Corporation may be removed from office for or without cause at any time by the Board or at its direction. The Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, may remove any officer that was appointed by him or her. Any officer may resign at any time in the same manner prescribed under Section 3.03.

Section 4.13   Vacancies. The Board shall have the power to fill vacancies occurring in any office, including those listed in Section 4.01. The Chief Executive Officer or the President, as applicable, shall also have the power to fill vacancies occurring in any office with respect to which the Board has given the Chief Executive Officer or the President, as applicable, the authority to appoint individuals thereto in accordance with Section 4.02.

ARTICLE V — STOCK

Section 5.01   Certificated Shares. The shares of stock of the Corporation may be represented by certificates; provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock in the Corporation represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by any two authorized officers of the Corporation (it being understood that any of the Chairman of the Board, the President, Chief Executive Officer, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Corporation shall be an authorized officer for such purpose), certifying the number and class of shares of stock registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. The Board shall have the power to appoint one or more transfer agents and/or registrars for the transfer or registration of certificates of stock of any class and may require stock certificates to be countersigned or registered by one or more of such transfer agents and/or registrars.

Section 5.02   Uncertificated Shares. If the Board chooses to issue uncertificated shares, the Corporation, if required by the DGCL, shall, within a reasonable time after the issue or transfer of uncertificated

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shares, send the stockholder the information required by the DGCL. The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates; provided that the use of such system by the Corporation is permitted by applicable law.

Section 5.03   Transfer of Shares. Shares of stock of the Corporation represented by certificates shall be transferable upon its books by the holders thereof, in person or by their duly authorized attorneys or legal representatives, upon surrender to the Corporation by delivery thereof (to the extent evidenced by a physical stock certificate) to the person in charge of the stock and transfer books and ledgers. Certificates representing such shares, if any, shall be cancelled and new certificates, if the shares are to be certificated, shall thereupon be issued. Shares of capital stock of the Corporation that are not represented by a certificate shall be transferred in accordance with any procedures adopted by the Corporation or its agents and applicable law. A record shall be made of each transfer. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares requested to be transferred, both the transferor and transferee request the Corporation do so. The Corporation shall have power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of certificates representing shares of stock of the Corporation and uncertificated shares.

Section 5.04   Lost, Stolen, Destroyed or Mutilated Certificates. A new certificate of stock or uncertificated shares may be issued in the place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed, and the Corporation may, in its discretion, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond, in such sum as the Corporation may direct, in order to indemnify the Corporation against any claims that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

Section 5.05   List of Stockholders Entitled to Vote. The Corporation shall prepare, no later than the tenth day before each meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing contained in this Section shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of ten days ending on the day before the meeting date (1) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (2) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 5.05 or to vote in person or by proxy at any meeting of the stockholders.

Section 5.06   Fixing Date for Determination of Stockholders of Record.

(A)   In order that the Corporation may determine the stockholders entitled to notice of any meeting of the stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than 60 nor less than ten days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote

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at a meeting of the stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(B)   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than 60 days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

(C)   Unless otherwise restricted by the Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date for determining stockholders entitled to express consent to corporate action without a meeting is fixed by the Board, (1) when no prior action of the Board is required by law, the record date for such purpose shall be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (2) if prior action by the Board is required by law, the record date for such purpose shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

Section 5.07   Registered Stockholders. Prior to the surrender to the Corporation of the certificate or certificates for a share or shares of stock or notification to the Corporation of the transfer of uncertificated shares with a request to record the transfer of such share or shares, the Corporation may treat the registered owner of such share or shares as the person entitled to receive dividends, to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner of such share or shares. To the fullest extent permitted by law, the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

ARTICLE VI — NOTICE AND WAIVER OF NOTICE

Section 6.01   Notice. If mailed, notice to stockholders shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation, and if given by any other form, shall be deemed given as provided in the DGCL. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

Section 6.02   Waiver of Notice. A written waiver of any notice, signed by the person entitled to notice, or waiver by electronic transmission by such person, whether given before or after the time stated therein given, shall be deemed equivalent to the notice. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting (in person or by remote communication) shall constitute waiver of notice except attendance for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

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ARTICLE VII — INDEMNIFICATION

Section 7.01   Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, agent or trustee or in any other capacity while serving as a director, officer, employee, agent or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorney’s fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 7.03 with respect to proceedings to enforce rights to indemnification or advancement of expenses or with respect to any compulsory counterclaim brought by such indemnitee, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board (or the Board in its sole discretion elects to indemnify such indemnitee, which indemnification shall then be permissive and not mandatory).

Section 7.02   Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 7.01, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending, or appearing or participating as a witness at or other non-party in, any such proceeding in advance of its final disposition or in connection with a proceeding brought to establish or enforce a right to indemnification or advancement of expenses under this Article VII, which shall be governed by Section 7.03 (hereinafter an “advancement of expenses”); provided, however, that an advancement of expenses shall be made solely upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified or entitled to advancement of expenses under Section 7.01 and Section 7.02 or otherwise.

Section 7.03   Right of Indemnitee to Bring Suit. If a claim under Section 7.01 or Section 7.02 is not paid in full by the Corporation within (A) 60 days after a written claim for indemnification has been received by the Corporation or (B) 20 days after a claim for an advancement of expenses has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim or to obtain advancement of expenses, as applicable. To the fullest extent permitted by law, if the indemnitee is successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (X) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (Y) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including by its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including by its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) that the indemnitee has

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not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VII or otherwise shall be on the Corporation.

Section 7.04   Indemnification Not Exclusive. The provision of indemnification to or the advancement of expenses and costs to any indemnitee under this Article VII, or the entitlement of any indemnitee to indemnification or advancement of expenses and costs under this Article VII, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses and costs to such indemnitee in any other way permitted by law or be deemed exclusive of, or invalidate, any right to which any indemnitee seeking indemnification or advancement of expenses and costs may be entitled under any law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such indemnitee’s capacity as an officer, director, employee or agent of the Corporation and as to action in any other capacity.

Section 7.05   Nature of Rights. The rights conferred upon indemnitees in this Article VII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

Section 7.06   Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 7.07   Indemnification of Employees and Agents of the Corporation. The Corporation may grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 7.08   Limitation on Indemnification. Subject to the requirements of the DGCL, the Corporation shall not be obligated based on the provisions of these Bylaws to indemnify any person pursuant to this Article VII in connection with any proceeding (or any part of any proceeding) (to the extent permitted by law, (B) and (C) below shall be subject to advancement of expenses pursuant to Section 7.02, which shall not include the amounts subject to accounting or disgorgement or reimbursement):

(A)   for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(B)   for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(C)   for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising

  C-28 Weatherford International plc — 2026 Shareholder Meetings

from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(D)   initiated by such person against the Corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the Board authorized the proceeding (or the relevant part of the proceeding) prior to its initiation, (b) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under law, (c) otherwise required to be made under Section 7.03 or (d) otherwise required by law; or

(E)   if prohibited by law.

ARTICLE VIII — MISCELLANEOUS

Section 8.01   Electronic Transmission. For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 8.02   Corporate Seal. The Board may (but is not required to) provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary.

Section 8.03   Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

Section 8.04   Section Headings. Section headings in these Bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein. References to Sections without other qualification shall mean sections of these Bylaws.

Section 8.05   Inconsistent Provisions. If any provision or provisions of these Bylaws shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (A) the validity, legality and enforceability of the remaining provisions of these Bylaws (including each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (B) to the fullest extent possible, the provisions of these Bylaws (including each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Section 8.06   Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. To the fullest extent permitted by law, any person purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 8.06.

Section 8.07   Certain Definitions; Interpretations. For purposes of these Bylaws:

(A)   “Affiliate” shall have the meaning attributed to such term in Rule 12b-2 under the Exchange Act;

(B)   “Associate” shall have the meaning attributed to such term in Rule 12b-2 under the Exchange Act;

Weatherford International plc — 2026 Shareholder Meetings C-29

(C)   “Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, NY are authorized or obligated by law or executive order to close;

(D)   “close of business” on a particular day shall mean 5:00 p.m. local time at the principal executive office of the Corporation, and if an applicable deadline falls on the close of business on a day that is not a Business Day, then the applicable deadline shall be deemed to be the close of business on the immediately preceding Business Day;

(E)   “delivery” (or “deliver”, or any variation thereof) of any notice, request, information or materials by a stockholder as required to be “delivered” shall mean and require, both (1) hand delivery, overnight courier service, or by certified or registered mail, return receipt requested, in each case to the Secretary at the principal executive office of the Corporation, and (2) electronic mail to the Secretary;

(F)   “Derivative Instrument” means any short position, profits interest, option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, or any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Corporation, or any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the Corporation, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the Corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of the Corporation, through the delivery of cash or other property, or otherwise, and without regard to whether the Holder or any Stockholder Associated Person may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation;

(G)   “public announcement” shall mean disclosure: (1) in a press release released by the Corporation, provided such press release is released by the Corporation following its customary procedures, as reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or a comparable news service, or is generally available on internet news sites, or (2) in a document publicly filed by the Corporation with the U.S. Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act;

(H)   “Securities Act” shall mean the Securities Act of 1933, as amended.

(I)   “Short Interest” shall mean any agreement, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, involving any Holder or any Stockholder Associated Person, on the one hand, and any person, on the other hand, directly or indirectly, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) or any class or series of the shares of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Holder or any Stockholder Associated Person with respect to any class or series of the shares or other securities of the Corporation, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of the shares or other securities of the Corporation; and

(J)   “Stockholder Associated Person” shall mean, as to any Holder, (1) any Affiliate or Associate of such Holder or (2) any person who is a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act (or any successor provision)) with such Holder.

  C-30 Weatherford International plc — 2026 Shareholder Meetings

(K)   For purposes of these Bylaws, the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation.” References to “law” shall mean applicable law. Where a reference in these Bylaws is made to any statute or regulation or provision thereof, such reference shall be to (1) the statute, regulation or provision as amended from time to time and to any successor statute, regulation or provision (in each case, except as context may otherwise require) and (2) any rules or regulations promulgated thereunder.

ARTICLE IX — AMENDMENTS

Section 9.01   Amendments. The Board is expressly authorized to adopt, amend or repeal, in whole or in part, these Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or the Certificate of Incorporation. Any adoption, amendment or repeal of the Bylaws by the Board shall require the affirmative vote of a majority of the Whole Board. Notwithstanding any other provisions of these Bylaws or any provision of law that might otherwise permit a lesser vote of the stockholders, in addition to any vote of the holders of any class or series of capital stock of the Corporation required by the Certificate of Incorporation or applicable law, the affirmative vote of the holders of a majority in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required in order for the stockholders of the Corporation to adopt, amend or repeal, in whole or in part, these Bylaws.

Weatherford International plc — 2026 Shareholder Meetings C-31

ANNEX D – EXPECTED TIMELINE

The following timeline is based on the current expected timeline for the implementation of the Redomestication and the Scheme of Arrangement and is subject to change.

Proxy statement and form of proxy first mailed to Weatherford-Ireland shareholders	On or about, [●] 2026

Record Date	[●], 2026

Voting Record Time	6:59 p.m. (Eastern Time) / 11:59 p.m. (Irish Time) on [●], 2026

Advance Voting Deadline	11:59 p.m. (Eastern Time), on [●], 2026

Scheme Meeting	8:00 a.m. (Central Time) / 2:00 p.m. (Irish Time), on [●], 2026

Extraordinary General Meeting	8:10 a.m. (Central Time) / 2:10 p.m. (Irish Time), on [●], 2026

Anticipated Effective Time of the Redomestication and Scheme of Arrangement	During the fourth quarter of 2026

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Weatherford International plc — 2026 Shareholder Meetings D-1

ANNEX E – NOTICE OF THE SPECIAL SCHEME MEETING OF THE HOLDERS OF WEATHERFORD INTERNATIONAL PLC ORDINARY SHARES

WEATHERFORD INTERNATIONAL PLC

REGISTERED IN IRELAND WITH COMPANY NUMBER 540406

NOTICE OF SCHEME MEETING OF SHAREHOLDERS

CONVENED BY RESOLUTION OF THE BOARD OF DIRECTORS OF WEATHERFORD INTERNATIONAL PLC

UNDER SECTION 450(1) OF THE COMPANIES ACT 2014

NOTICE IS HEREBY GIVEN that, by resolution of the Board of Directors of Weatherford International plc (the “Board”) pursuant to section 450(1) of the Companies Act 2014, as amended, (the “Companies Act”) a meeting (the “Scheme Meeting”) of the holders, at the Voting Record Time (as defined in the Scheme of Arrangement which is included in the proxy statement dated [●], 2026 (the “Proxy Statement”) of which this Notice forms part), of ordinary shares of $0.001 each (nominal value) in the capital of Weatherford International plc (the “Company” or “Weatherford-Ireland”) will be held, for the purpose of considering and, if thought fit, resolving to approve (with or without modification) a scheme of arrangement pursuant to Chapter 1 of Part 9 of the Companies Act proposed to be made between Weatherford-Ireland and the holders of the Scheme Shares (as defined therein) (the “Scheme of Arrangement”) and any motion by the chairperson of the Scheme Meeting (the “Chairperson”) to adjourn the Scheme Meeting, or any adjournments thereof, to another time and place if necessary or desirable to solicit additional proxies if there are insufficient votes at the time of the Scheme Meeting, or any adjournment thereof, to approve the Scheme of Arrangement or otherwise, on [●], 2026 at [●] a.m. (Central Time) / [●] p.m. (Irish Time) at 2000 Saint James Place, Marcellus Room, Houston, Texas 77056, United States of America, at which place and time all holders of the Scheme Shares entitled to vote thereat are invited to attend, such resolution being in the following terms:

“THAT, the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the chairperson thereof) in its original form or with, or subject to, such modifications, additions or conditions as may be approved or imposed by the High Court of Ireland be, and is hereby, agreed to.”

A copy of the Scheme of Arrangement and the information required to be provided pursuant to section 452 of the Companies Act are included in the Proxy Statement.

The Board has designated the person occupying the position of chairperson of the Board from time to time (currently being Charles M. Sledge) or, failing him, any other director of Weatherford-Ireland as the directors present at the Scheme Meeting may elect, to act as Chairperson and has directed the Chairperson to report the result thereof to the Irish High Court.

Subject to the approval of the resolution proposed at the Scheme Meeting convened by this Notice, the approval of the requisite resolutions to be proposed at the extraordinary general meeting of Weatherford-Ireland convened for [●], 2026 (the “EGM”), and the other conditions to the Scheme of Arrangement having been satisfied or (to the extent permitted) waived and the Company does not abandon the Scheme of Arrangement, the Company will seek the Irish High Court’s sanction of the Scheme of Arrangement.

Capitalised terms used in this Notice and which are not separately defined shall have the same meaning in this Notice as they have in the Proxy Statement.

The Scheme of Arrangement will be subject to the subsequent sanction of the Irish High Court.

1

Weatherford International plc — 2026 Shareholder Meetings E-1

If you are a registered shareholder as of the Voting Record Time, you may attend the Scheme Meeting in person or appoint one or more proxies, by any of the means outlined on [●] of the Proxy Statement (or as otherwise permitted by Irish law), to attend, speak, and vote in your place at the Scheme Meeting. A proxy holder need not be a registered shareholder. To be valid, proxies must be submitted and received by the Advance Voting Deadline of 11:59 p.m. (Eastern Time) on [●], 2026, as more fully set forth in the Proxy Statement. If proxies are not so received by the Advance Voting Deadline, they may still be handed to the chairperson of the Scheme Meeting before the start of the Scheme Meeting, who will have discretion to admit them as valid.

Registered shareholders who wish to participate (attend and vote) in the shareholder meetings without leaving Ireland, if any, may do so by attending in person at the offices of Matheson LLP, located at 70 Sir John Rogerson’s Quay, Dublin 2, D02 R296, Ireland, at the meeting date and time described herein, where electronic communications technology will be made available to participate in the shareholder meetings.

The Proxy Statement shall be deemed to be incorporated in, and shall form part of, this Notice.

By Order of the Board of Directors

Dated [●], 2026

[●]

Beth Ann Dranguet

Vice President, Deputy General Counsel & Corporate Secretary

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  E-2 Weatherford International plc — 2026 Shareholder Meetings

Notes:

1.

Only holders of Weatherford-Ireland ordinary shares as of [●], 2026 (the record date) at 6:59 p.m. (Eastern Time) / 11:59 p.m. (Irish Time) (the “Voting Record Time”) are entitled to notice of and to attend, speak, and vote, in person or by proxy, at the Scheme Meeting or any adjournments thereof. Entitlement to attend, speak, and vote at the Scheme Meeting or any adjournments thereof, and the number of votes which may be cast, will be determined by reference to the share register of Weatherford-Ireland as of the Voting Record Time. In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the share register of Weatherford-Ireland in respect of the joint holding.

2.

If you hold your shares beneficially in “street name” through a bank, broker, or other nominee, you should follow the instructions provided by your bank, broker, or other nominee to instruct them how to vote such shares.

3.	As of the Voting Record Time, there were [●] ordinary shares issued and entitled to vote at the Scheme Meeting.

4.

Weatherford-Ireland shareholders as of the Voting Record Time are entitled to one vote per ordinary share held by each of them respectively at the Voting Record Time on all matters submitted to a vote of shareholders at the Scheme Meeting, so long as those shares are represented at the Scheme Meeting in person or by proxy.

5.

Approval of the Scheme Meeting resolution will be decided by a special majority resolution, which, in order to pass, requires the approval of a majority in number of Weatherford-Ireland registered shareholders (who, being entitled to do so, attend and vote, in person or by proxy, at the Scheme Meeting), representing at least 75% in value of the Weatherford-Ireland ordinary shares held by all Weatherford-Ireland registered shareholders so present and voting in person or by proxy.

6.

The Proxy Statement is available electronically on the Company’s website at www.weatherford.com/specialmeeting/. The Proxy Statement and related proxy cards (one yellow for the Scheme Meeting and one blue for the EGM) are being mailed or made available on or about [●], 2026 to each registered shareholder in the Company’s share register as of the Voting Record Time. Any shareholder may also obtain a copy of these documents by contacting the Company’s U.S. Investor Relations Department at 2000 Saint James Place, Houston, Texas 77056, United States of America, or by telephone at +1 (713) 836-4000.

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Weatherford International plc — 2026 Shareholder Meetings E-3

ANNEX F – NOTICE OF THE EXTRAORDINARY GENERAL MEETING OF THE HOLDERS OF WEATHERFORD INTERNATIONAL PLC ORDINARY SHARES

WEATHERFORD INTERNATIONAL PLC

REGISTERED IN IRELAND WITH COMPANY NUMBER 540406

NOTICE OF EXTRAORDINARY GENERAL MEETING

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “EGM”) of Weatherford International plc (the “Company” or “Weatherford-Ireland”) will be held on [●], 2026 at [●] a.m. (Central Time) / [●] p.m. (Irish Time) at 2000 Saint James Place, Marcellus Room, Houston, Texas 77056, United States of America (or, if later, as soon as possible after the conclusion of the Scheme Meeting (as defined in the Scheme of Arrangement which is included in the proxy statement dated [●], 2026 (the “Proxy Statement”) of which this Notice forms part)) for the purpose of considering and, if thought fit, passing the following resolutions, of which resolutions 1, 4 and 6 (if tabled) will be proposed as ordinary resolutions and resolutions 2, 3 and 5 as special resolutions:

1.	Ordinary Resolution: The Scheme Implementation Proposal

THAT, subject to the passing by the requisite majority of the resolution proposed at a meeting of the shareholders of the Company convened by the board of directors of the Company pursuant to section 450(1) of the Companies Act 2014, as amended, for today’s date, the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the chairperson thereof) in its original form or with, or subject to, such modifications, additions or conditions as may be approved or imposed by the High Court of Ireland be, and is hereby, approved and that the directors of the Company be, and are hereby, authorized to take such action as they consider necessary or appropriate to carry the Scheme of Arrangement into effect.

2.	Special Resolution: The Capital Reduction Proposal

THAT, subject to the passing of Resolution 1, above, and the confirmation of the High Court of Ireland pursuant to sections 84 and 85 of the Companies Act 2014, as amended, the issued share capital of the Company be reduced by cancelling and extinguishing all the Cancellation Shares (as defined in the Scheme of Arrangement referred to in Resolution 1, above) but without thereby reducing the authorized share capital of the Company.

3.	Special Resolution: The Weatherford-US Allotment Proposal

THAT, (i) the entry by the Company into, and (ii) the subscription, allotment and issue to Weatherford International Corp of one, or more, ordinary shares of $0.001 each in the capital of the Company on the terms set out in, a written subscription agreement (a copy of which has been produced to this meeting and for the purposes of identification, signed by the chairperson thereof) be, and is hereby, approved, provided that the authority granted by such approval shall expire on the date falling 18 months following the date on which this resolution is passed unless previously varied, revoked or renewed by a special resolution.

4.	Ordinary Resolution: The Scheme Allotment and Application of Reserves Proposal

THAT, subject to the passing of Resolutions 1, 2 and 3, above:

(a)

the directors of the Company be, and are hereby, generally and unconditionally authorized pursuant to and in accordance with section 1021 of the Companies Act 2014, as amended (the “Companies Act”), to allot and issue New Weatherford-Ireland Shares (as defined in the Scheme of Arrangement referred to in

Weatherford International plc — 2026 Shareholder Meetings F-1

Resolution 1, above), provided that (i) this authority will expire on the date which is 18 months following the date of passing of this resolution, (ii) the maximum aggregate number of shares that may be allotted hereunder shall be an amount equal to the number of the Cancellation Shares (as defined in the Scheme of Arrangement referred to in Resolution 1, above), and (iii) this authority shall be without prejudice to any other authority under section 1021 of the Companies Act (or any predecessor legislation thereto) previously granted before the date on which this resolution is passed; and

(b)

forthwith upon the reduction of capital referred to in Resolution 2, above, taking effect, the reserve credit arising in the books of account of the Company as a result of the cancellation of the Cancellation Shares (as defined in the Scheme of Arrangement referred to in Resolution 1, above) be applied in paying up in full at par such number of New Weatherford-Ireland Shares (as defined in the Scheme of Arrangement referred to in Resolution 1, above) as shall be equal to the aggregate of the number of Cancellation Shares cancelled pursuant to Resolution 2, above, such New Weatherford-Ireland Shares to be allotted and issued to Weatherford International Corp and/or its nominees credited as fully paid-up and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.

5.	Special Resolution: The Articles Amendment Proposal

THAT, subject to the Scheme of Arrangement referred to in Resolution 1, above, becoming effective, the articles of association of the Company be amended by adding the following new Article 248:

“248.	Scheme of Arrangement

248.1	In these Articles:

(a)

the “2026 Scheme” means the scheme of arrangement between the Company and the holders of the Scheme Shares (as defined therein) dated [●], 2026 under Chapter 1 of Part 9 of the Act, in its original form or with, or subject to, any modification, addition or condition as may be approved or imposed by the High Court of Ireland and expressions defined in the 2026 Scheme and (if not so defined) in the document constituting the scheme circular circulated with the 2026 Scheme under section 452 of the Act shall have the same meanings in this Article 248; and

(b)	“Weatherford-US” means Weatherford International Corp, a Delaware corporation.

248.2

Notwithstanding any other provisions of these Articles, if the Company allots or issues any Ordinary Shares (other than to Weatherford-US and/or its nominee(s)) on or after the Voting Record Time and prior to the Scheme Record Time, such Ordinary Shares shall be allotted and issued subject to the terms of the 2026 Scheme and the holder or holders of those Ordinary Shares shall be bound by the 2026 Scheme accordingly.

248.3

Notwithstanding any other provision of these Articles, if any new Ordinary Shares are allotted or issued to any person (a “new member”) (other than under the 2026 Scheme or to Weatherford-US and/or its nominees) on or after the Scheme Record Time, the new member shall, provided that the 2026 Scheme has become effective, immediately transfer such shares, free of all encumbrances, to Weatherford-US and/or its nominee(s) in consideration of the issue by Weatherford-US to the new member of the number of shares of common stock of US$0.001 each in the capital of Weatherford-US to which the new member would have been entitled under the 2026 Scheme had such Ordinary Shares transferred to Weatherford-US hereunder been Cancellation Shares at the Cancellation Record Time.

248.4

In order to give effect to any such transfer required by this Article 248, the Company may appoint any person to execute and deliver a form of transfer on behalf of, or as attorney and/or otherwise for and in the name of the new member in favor of Weatherford-US and/or its nominee(s) without the need for any further action being required to give effect thereto. Pending the registration of Weatherford-US and/or its nominee(s) as a holder of any Ordinary Share to be transferred under this Article 248, the new member shall not be entitled to exercise any rights attaching to any such Ordinary Share unless so agreed by Weatherford-US and Weatherford-US shall be irrevocably empowered to appoint a person nominated by

  F-2 Weatherford International plc — 2026 Shareholder Meetings

the directors of Weatherford-US to act as attorney or agent on behalf of any holder or holders of that Ordinary Share in accordance with any directions Weatherford-US may give in relation to any dealings with or disposal of that Ordinary Share (or any interest in it), the exercise of any rights attached to it or receipt of any distribution or other benefit accruing or payable in respect of it and any holder or holders of that Ordinary Share must exercise all rights attaching to it in accordance with the directions of Weatherford-US. The Company shall not be obliged to issue a certificate to the new member for any such Ordinary Share.

248.5	No right of pre-emption granted to any holder or holders of Ordinary Shares nor to any other person whatsoever shall apply to the allotment or issue of Ordinary Shares pursuant to the 2026 Scheme.”

6.	Ordinary Resolution: Adjournment of the EGM Proposal

THAT, any motion by the chairperson to adjourn the extraordinary general meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the extraordinary general meeting to approve any or all of the foregoing Resolutions 1 through 5, be, and is hereby, approved.

If you are a registered shareholder as of the Voting Record Time, you may attend the EGM in person or appoint one or more proxies, by any of the means outlined on [●] of the Proxy Statement (or as otherwise permitted by Irish law), to attend, speak, and vote in your place at the EGM. A proxy holder need not be a registered shareholder. To be valid, proxies must be submitted and received in the manner prescribed and by the Advance Voting Deadline of 11:59 p.m. (Eastern Time) on [●], 2026, as more fully set forth in the Proxy Statement. If proxies are not so received by the Advance Voting Deadline, they may still be handed to the chairperson of the EGM before the start of the EGM, who will have discretion to admit them as valid.

In satisfaction of the requirements of Irish law, registered shareholders who wish to participate (attend and vote) in the shareholder meetings without leaving Ireland, if any, may do so by attending in person at the offices of Matheson LLP, located at 70 Sir John Rogerson’s Quay, Dublin 2, D02 R296, Ireland, at the meeting date and time described herein, where electronic communications technology will be made available to participate in the shareholder meetings.

The Proxy Statement shall be deemed to be incorporated in, and shall form part of, this Notice.

By Order of the Board of Directors

Dated [●], 2026

[●]

Beth Ann Dranguet

Vice President, Deputy General Counsel & Corporate Secretary

Weatherford International plc — 2026 Shareholder Meetings F-3

Notes:

1.

Only holders of Weatherford-Ireland ordinary shares as of [●], 2026 (the record date) at 6:59 p.m. (Eastern Time) / 11:59 p.m. (Irish Time) (the “Voting Record Time”) are entitled to notice of and to attend, speak, and vote, in person or by proxy, at the EGM or any adjournments thereof. Entitlement to attend, speak, and vote at the EGM or any adjournments thereof, and the number of votes which may be cast, will be determined by reference to the share register of Weatherford-Ireland as of the Voting Record Time. In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the share register of Weatherford-Ireland in respect of the joint holding.

2.

If you hold your shares beneficially in “street name” through a bank, broker, or other nominee, you should follow the instructions provided by your bank, broker, or other nominee to instruct them how to vote such shares.

3.	As of the Voting Record Time, there were [●] ordinary shares issued and entitled to vote at the EGM.

4.

Weatherford-Ireland shareholders as of the Voting Record Time are entitled to one vote per ordinary share held by each of them respectively at the Voting Record Time on all matters submitted to a vote of shareholders at the EGM, so long as those shares are represented at the EGM in person or by proxy.

5.

Approval of resolutions 1, 4 and 6 (above) will be decided by an “ordinary resolution,” which, in order to pass, requires more than 50% of the votes cast, in person or by proxy, to be cast “FOR” the relevant proposal. Approval of resolutions 2, 3 and 5 (above) will be decided by a “special resolution” which, in order to pass, requires the affirmative vote of at least 75% of the votes cast, in person or by proxy, to be cast “FOR” the relevant proposal.

6.

The Proxy Statement is available electronically on the Company’s website at www.weatherford.com/specialmeeting/. The Proxy Statement and related proxy cards (one yellow for the Scheme Meeting and one blue for the EGM) are being mailed or made available on or about [●], 2026 to each registered shareholder in the Company’s share register as of the Voting Record Time. Any shareholder may also obtain a copy of these documents by contacting the Company’s U.S. Investor Relations Department at 2000 Saint James Place, Houston, Texas 77056, United States of America, or by telephone at +1 (713) 836-4000.

  F-4 Weatherford International plc — 2026 Shareholder Meetings

ANNEX G – SUBSCRIPTION AGREEMENT

DATED [●], 2026

Weatherford International plc

and

Weatherford International Corp

Subscription Agreement

Weatherford International plc — 2026 Shareholder Meetings G-1

THIS AGREEMENT is made on [●], 2026

BETWEEN:

(1)

WEATHERFORD INTERNATIONAL PLC, a public company limited by shares incorporated under the laws of Ireland with company registration number 540406 and having its registered office at 70 Sir John Rogerson’s Quay, Dublin 2, Dublin, D02 R296, Ireland (the “Company”);

AND

(2)	WEATHERFORD INTERNATIONAL CORP, a corporation incorporated under the laws of Delaware (the

“Subscriber”).

WHEREAS:

A.	The Subscriber is an indirect subsidiary of the Company.

B.

The Subscriber wishes to subscribe for, and the Company has agreed to allot and issue to the Subscriber, one ordinary share of US$0.001 (nominal value) in the capital of the Company (the “Subscription Share”) on the terms, and subject to the conditions, set out in this Agreement.

C.

Pursuant to a special resolution proposed and passed at an extraordinary general meeting of the Company held on [●], 2026 (the “EGM”) (i) the entry by the Company into this Agreement and (ii) the subscription, allotment, and issue of the Subscription Share on the terms of this Agreement, were authorised for the purposes, and in compliance with the provisions, of sections 105, 114(3), and, to the extent applicable, 1075 of the Companies Act (as defined below).

IT IS HEREBY AGREED as follows:

1	Interpretation

1.1	Definitions

In this Agreement, unless the context otherwise requires or unless otherwise specified, the words and expressions set out below shall have the following meanings:

“Business Day” means a day, other than a Saturday, Sunday, or public holiday, on which clearing banks are ordinarily open for the transaction of non-automated banking business in Ireland and the State of Delaware;

“Companies Act” means the Companies Act 2014, as amended, and all orders, statutory instruments and regulations made thereunder and intended to be construed as one with the Companies Act 2014;

“Company” has the meaning given to that term in the recitals;

“Consideration” means the total consideration payable for the Subscription Share, being an amount of US$1.00;

“Completion” means the completion of the subscription for, and the allotment and issuance of, the Subscription Share in accordance with clause 3 (Completion);

“Completion Date” means the date of this Agreement or such later date as the parties may agree in writing;

“EGM” has the meaning given to that term in the recitals;

“Subscriber” has the meaning given to that term in the recitals;

“Subscription Share” has the meaning given to that term in the recitals; and

“US$” means U.S. dollars, the lawful currency of the United States of America.

1.2	Interpretation Generally

In this Agreement unless the context otherwise requires or unless otherwise specified:

(a)	words and expressions which are defined in the Companies Act and not otherwise defined in this Agreement shall have the meanings given to them in the Companies Act;

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(b)	references to clauses, Schedules, and Annexes are to clauses, schedules, and annexes to this Agreement and references to paragraphs are to paragraphs of the relevant Schedule;

(c)

references to this “Agreement” or to any other agreement or document referred to in this Agreement or to any specific provision of this Agreement or other agreement or document are to this Agreement, that other agreement or document or that provision as amended, varied, or novated, from time to time, in accordance with the terms of this Agreement or that other agreement or document;

(d)	references to clause, Schedule, Annex, and paragraph headings are used for convenience only and shall not affect the interpretation of this Agreement;

(e)

references to “persons” shall include individuals, firms, companies, governments, states, state agencies, unincorporated associations, and partnerships, in each case whether, or not, having a separate legal personality;

(f)	references to a “company” shall include any company, corporation, or body corporate, wherever and however incorporated or established;

(g)	references to a “party” or “parties” are to a party or parties to this Agreement;

(h)	references to a “party” includes that party’s legal personal representatives, successors-in-title and permitted assigns;

(i)	references to “writing” or “written” includes email;

(j)

words such as “hereunder”, “hereto”, “hereof”, and “herein” and other words commencing with “here” shall refer to the whole of this Agreement and not to any particular section, clause, or paragraph of this Agreement;

(k)

the words “include”, “including”, and “in particular” (or any similar term) are to be construed as being by way of illustration or emphasis only and not be construed so as to limit generally any words preceding them and general words introduced by the word “other” (or any similar term) shall not be given a restrictive meaning by reason of the fact that they are preceded or followed by words indicating a particular class of acts, matters, or things;

(l)	words denoting any gender include all genders and words denoting the singular include the plural and vice versa;

(m)	references to statutes and statutory provisions shall be to those forming part of the laws of Ireland;

(n)

references to statutes or statutory provisions shall include references to any amendment, modification, extension, consolidation, replacement or re-enactment of any such statute or statutory provision or enactment (whether before or after the date of this Agreement) and all statutory instruments, regulations, orders or other subordinate legislation made under such provision or enactment unless any such change imposes upon any party any liabilities or obligations under this Agreement which are more onerous than as at the date of this Agreement;

(o)	references to:

(i)	a “month” shall mean a calendar month;

(ii)	a “day” (including in the term “Business Day”) shall mean a period of 24 hours running from midnight to midnight; and

(iii)	a time of day shall mean the time of day in Ireland;

(p)

if any action or duty to be taken or performed under any of the provisions of this Agreement would fall to be taken or performed on a day which is not a Business Day, such action or duty shall be taken or performed on the Business Day next following such day; and

(q)	references to Ireland do not include Northern Ireland.

Weatherford International plc — 2026 Shareholder Meetings G-3

1.3	Non-Application of Contra Proferentem

The parties have participated jointly in the negotiating and drafting of this Agreement. In the event that an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favouring or disfavouring any party by virtue of the authorship of any of the provisions of this Agreement.

2	Subscription

Subject to clause 3 (Completion), the Subscriber hereby applies for the allotment and issue to it, at Completion, of the Subscription Share for the Consideration, payment for which shall be made in accordance with clause 3.2, and the Company accepts such application.

3	Completion

3.1	Completion Arrangements

Completion shall take place on the Completion Date virtually (by remote exchange and completion).

3.2	Subscriber’s Obligation

At, or prior to, Completion, the Subscriber shall pay, or procure to be paid, the Consideration in cash to the Company. Payment in accordance with this clause shall be a good and valid discharge of the Subscriber’s obligation to pay the Consideration.

3.3	Company’s Obligations

At Completion:

(a)

the Company shall deliver to the Subscriber, a copy of resolutions passed by its board of directors authorising the execution by the Company of this Agreement, all documents ancillary to this Agreement and the transactions contemplated herein; and

(b)	subject to, and conditional upon, receipt by the Company of the Consideration in accordance with clause 3.2, as aforesaid, the Company shall:

(i)	allot and issue the Subscription Share, credited as fully paid-up, to the Subscriber;

(ii)	enter the name of the Subscriber in the Company’s register of members as the holder of the Subscription Share; and

(iii)	if requested, issue a new share certificate to the Subscriber in respect of the Subscription Share so allotted and issued.

4	Warranties

4.1	Company’s Warranties

The Company warrants to the Subscriber that at the date of this Agreement:

(a)	the Company is duly incorporated and validly existing under the laws of its jurisdiction of incorporation;

(b)

the Company has the requisite power and authority to enter into, perform, and comply with its obligations under this Agreement and the documents referred to in it (to which it is a party), and they constitute (or, when executed, will constitute) valid, legal, and binding obligations on the Company, enforceable in accordance with their respective terms;

(c)	all necessary actions, conditions, and things have been taken, fulfilled, and done in order to enable the Company to enter into, perform, and comply with its obligations under this Agreement;

  G-4 Weatherford International plc — 2026 Shareholder Meetings

(d)	the entry into, performance, and compliance by the Company with its obligations under this Agreement and the documents referred to in it (to which it is a party) will not:

(i)	violate or exceed any power or restriction granted or imposed by any law to which the Company is subject or any of the Company’s constituting documents; or

(ii)	constitute a breach of any agreement, instrument, order, judgment, or other restriction to which the Company is a party or which is binding on the Company or over the Company’s assets; and

(e)

no proceedings are current, pending, or threatened to restrain (or which would have the effect of so restraining) the entry into, performance of, compliance with, and enforcement of any of the obligations of the Company under this Agreement and, so far as the Company is aware, there are no circumstances which might give rise to any such proceedings or the threat of any such proceedings.

4.2	Subscriber’s Warranties

The Subscriber warrants to the Company that at the date of this Agreement:

(a)	the Subscriber is duly incorporated and validly existing under the laws of its jurisdiction of incorporation;

(b)

the Subscriber has the requisite power and authority to enter into, perform, and comply with its obligations under this Agreement and the documents referred to in it (to which it is a party), and they constitute (or, when executed, will constitute) valid, legal, and binding obligations on the Subscriber, enforceable in accordance with their respective terms;

(c)	all necessary actions, conditions, and things have been taken, fulfilled, and done in order to enable the Subscriber to enter into, perform, and comply with its obligations under this Agreement;

(d)	the entry into, performance, and compliance by the Subscriber with its obligations under this Agreement and the documents referred to in it (to which it is a party) will not:

(i)	violate or exceed any power or restriction granted or imposed by any law to which the Subscriber is subject or any of the Subscriber’s constituting documents; or

(ii)	constitute a breach of any agreement, instrument, order, judgment, or other restriction to which the Subscriber is a party or which is binding on the Subscriber or over the Subscriber’s assets; and

(e)

no proceedings are current, pending, or threatened to restrain (or which would have the effect of so restraining) the entry into, performance of, compliance with, and enforcement of, any of the obligations of the Subscriber under this Agreement and, so far as the Subscriber is aware, there are no circumstances which might give rise to any such proceedings or the threat of any such proceedings; and

(f)	the Consideration is being provided out of the profits of the Subscriber which are available for distribution (as contemplated by section 114(2)(a) of the Companies Act).

4.3	Warranties Survive Completion

The warranties given in this clause 4 (Warranties) shall continue in full force and effect following and notwithstanding Completion and shall not in any respect be extinguished or affected by Completion, and Completion shall not in any way constitute a waiver of the rights of either of the parties in respect of any of those warranties.

5	Miscellaneous Provisions

5.1	Costs and Expenses

Each party shall bear any costs, fees, and expenses incurred by it in connection with the negotiation, preparation, execution, performance, and implementation of this Agreement (and any other documents referred to herein).

Weatherford International plc — 2026 Shareholder Meetings G-5

5.2	Survival of Obligations

This Agreement (other than obligations that have already been fully performed at Completion) shall remain in full force and effect after, and notwithstanding, Completion.

5.3	Binding on Successors

This Agreement shall be binding upon and enure to the benefit of the parties and their respective personal representatives, successors-in-title, and permitted assigns.

5.4	Entire Agreement

This Agreement and the documents referred to in it constitutes the entire agreement between the parties relating to the subject matter of this Agreement, and supersedes and extinguishes any prior drafts, agreements, undertakings, representations, warranties, and arrangements of any nature whatsoever, whether or not in writing, between the parties in relation to the subject matter of this Agreement. Each of the parties acknowledges and agrees that in entering into this Agreement and any documents referred to in it, that party has not relied on any statement, representation, assurance, or warranty of any person (whether a party to this Agreement or not) that is not set out in this Agreement.

5.5	Variation

No variation of this Agreement shall be valid unless it is in writing and executed by, or on behalf of, each of the parties.

5.6	No Partnership

Nothing in this Agreement is intended to establish or imply, or shall be construed as establishing or implying, any partnership of any kind between the parties.

5.7	Assignment and Transfer

5.7.1	This Agreement is personal to the parties and, unless otherwise agreed to by the parties in writing, no party shall:

(a)	assign any of its rights under this Agreement;

(b)	transfer any of its obligations under this Agreement;

(c)	sub-contract or delegate any of its obligations under this Agreement; or

(d)	charge or deal in any other manner with this Agreement or any of its rights or obligations.

5.7.2	Any purported assignment, transfer, sub-contracting, delegation, charging, or dealing in contravention of clause 5.7.1 shall be ineffective.

5.8	Counterparts

This Agreement may be executed in any number of counterparts and by each party on separate counterparts, each of which, when executed and delivered as required shall constitute an original, and all such counterparts together shall constitute one and the same Agreement. This Agreement shall become effective and dated on the first date that each party has delivered an executed counterpart of this Agreement to the others. Transmission of an executed counterpart of this Agreement (in PDF, JPEG, or other legible electronic format) by electronic means using email or DocuSign shall take effect as delivery of an executed counterpart of this Agreement, and no exchange of original counterparts shall otherwise be required.

5.9	Electronic Signatures

Each party consents to the use of electronic signatures and each party may execute this Agreement and any document in connection with this Agreement by any form of electronic signature. An electronic signature is conclusive evidence of a party’s intention to be bound by this Agreement and has the same legal validity and enforceability as a wet ink signature for all purposes.

  G-6 Weatherford International plc — 2026 Shareholder Meetings

5.10	Further Assurance

Each party shall (and shall use reasonable endeavours to procure that any other necessary party shall) execute all such documents and do such acts and things as may reasonably be required of that party subsequent to Completion for the purpose of giving full effect to the provisions of this Agreement.

5.11	Severance

Each of the provisions of this Agreement is separate and severable and enforceable accordingly and if, at any time, any provision of this Agreement is adjudged by any court or regulatory authority or agency of competent jurisdiction to be void or unenforceable in whole or in part, all other provisions of this Agreement will remain in full force and effect and will not in any way be affected or impaired thereby. If any provision of this Agreement is held to be void or unenforceable but would be valid or enforceable if some part of the provision was deleted, the provision in question will apply with the minimum modifications necessary to make it valid and enforceable.

5.12	Governing Law and Jurisdiction

This Agreement and any non-contractual obligations arising from or connected with this Agreement shall be governed by, and construed in accordance with, the laws of Ireland. Each of the parties hereby agrees that the courts of Ireland shall have exclusive jurisdiction to hear and determine any suit, action, proceeding, dispute, or claim (including any non-contractual suit, action, proceeding, dispute, or claim) that may arise out of, or in connection with, this Agreement, its subject matter or formation and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts.

(Signature Page(s) Follow)

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

SIGNED for and on behalf of

WEATHERFORD INTERNATIONAL PLC

Duly Authorised Name: Title:

SIGNED for and on behalf of

WEATHERFORD INTERNATIONAL CORP

Duly Authorised Name: Title:

Weatherford International plc — 2026 Shareholder Meetings G-7

APPENDIX: FORMS OF PROXY CARD

PRELIMINARY - SUBJECT TO COMPLETION THIS IS THE BLUE PROXY CARD WEATHERFORD INTERNATIONAL PLC ATTN: CORPORATE SECRETARY 70 SIR JOHN ROGERSON’S QUAY DUBLIN 2, IRELAND SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on [•], 2026 for shares held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on [•], 2026 for shares held directly. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T01689-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY WEATHERFORD INTERNATIONAL PLC The Board of Directors recommends you vote FOR the following proposals: 1. To approve the Scheme of Arrangement by, and on behalf of Weatherford International plc (“Weatherford-Ireland”), and to authorize the directors of Weatherford-Ireland to take all actions as they consider necessary or appropriate to carry the Scheme of Arrangement into effect. 2. To approve a capital reduction under sections 84 to 86 of the Companies Act 2014, as amended to effect the cancellation of Weatherford-Ireland ordinary shares contemplated by the Scheme of Arrangement. 3. To approve the terms of an initial subscription, allotment and issue of one, or more, Weatherford-Ireland ordinary shares to Weatherford International Corp (“Weatherford-US”) in connection with the Scheme of Arrangement. 4. To authorize the directors of Weatherford-Ireland to allot and issue further new Weatherford-Ireland ordinary shares to Weatherford-US in connection with the Scheme of Arrangement to be paid up by the application of certain reserves as described in the Scheme of Arrangement. 5. To approve an amendment to the Weatherford-Ireland Articles so that any Weatherford-Ireland ordinary shares that are issued on or after the Voting Record Time to persons other than Weatherford-US or its nominee(s) will either be subject to the terms of the Scheme of Arrangement or will be immediately and automatically acquired by Weatherford-US and/or its nominee(s) for the Scheme Consideration (as defined in the Scheme of Arrangement). 6. To approve any motion to adjourn the Extraordinary General Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Extraordinary General Meeting to approve the resolutions proposed at the Extraordinary General Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. In the case of a company or corporation, this proxy may be executed under its common seal (or in any other manner permitted by law and having the same effect as if executed under seal) or under the hand of a duly authorized officer, attorney or other person. If you do not wish to vote all of your shares in the same manner on any particular proposal(s), you may specify your vote by clearly hand-marking this proxy card. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For Against Abstain

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting: The Proxy Materials are available at www.proxyvote.com. A SEPERATE PROXY CARD IS ENCLOSED FOR THE SCHEME MEETING OF SHAREHOLDERS. PLEASE ENSURE THAT YOU VOTE BOTH PROXIES. T01690-TBD WEATHERFORD INTERNATIONAL PLC Extraordinary General Meeting of Shareholders [•], 2026 [•] A.M. Central Time This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Scott C. Weatherholt, Beth Ann Dranguet, and Cristina Waber, * or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of WEATHERFORD INTERNATIONAL PLC that the shareholder(s) is/are entitled to vote if personally present at the Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”), to be held at [•] A.M. Central Time (or if the Scheme Meeting of Shareholders has not concluded by such time, as soon as possible after the conclusion of such meeting), on [•], 2026, at 2000 Saint James Place, Marcellus Room, Houston, Texas 77056, United States of America, and any adjournment thereof on the matters more particularly described in the Proxy Materials for the Extraordinary General Meeting. The undersigned hereby revoke(s) all proxies previously given by the undersigned to vote at the Extraordinary General Meeting. This proxy card, when properly executed, will be voted in the manner directed by the undersigned shareholder(s) on the reverse side of this proxy card. IF NO DIRECTION IS MADE, THESE SHARES WILL BE VOTED “FOR” EACH OF THE PROPOSALS TO BE CONSIDERED AT THE EXTRAORDINARY GENERAL MEETING. In the event other matters properly come before, or are raised at, the Extraordinary General Meeting on which a vote is or may be taken, you instruct and authorize the Proxy Holders to vote the shares in their own discretion on such other matters. The undersigned hereby acknowledge(s) receipt of Notice of, and the Proxy Statement for, the Extraordinary General Meeting. * or, if you wish to appoint another person as your proxy, insert details and, if applicable, cross out Scott C. Weatherholt, Beth Ann Dranguet and Cristina Waber. Continued and to be signed on reverse side

PRELIMINARY - SUBJECT TO COMPLETION THIS IS THE YELLOW PROXY CARD WEATHERFORD INTERNATIONAL PLC ATTN: CORPORATE SECRETARY 70 SIR JOHN ROGERSON’S QUAY DUBLIN 2, IRELAND SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on [•], 2026 for shares held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on [•], 2026 for shares held directly. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T01691-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY WEATHERFORD INTERNATIONAL PLC The Board of Directors recommends you vote FOR the following proposal: 1. To agree to a scheme of arrangement under Chapter 1 of Part 9 of the Companies Act 2014, as amended, substantially in the form attached as Annex A to the Proxy Statement that, once it becomes effective, will result in you owning common stock of Weatherford International Corp instead of ordinary shares of Weatherford International plc. For Against Abstain

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. In the case of a company or corporation, this proxy may be executed under its common seal (or in any other manner permitted by law and having the same effect as if executed under seal) or under the hand of a duly authorized officer, attorney or other person. If you do not wish to vote all of your shares in the same manner on any particular proposal(s), you may specify your vote by clearly hand-marking this proxy card. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date Important Notice Regarding the Availability of Proxy Materials for the Scheme Meeting: The Proxy Materials are available at www.proxyvote.com. A SEPERATE PROXY CARD IS ENCLOSED FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS. PLEASE ENSURE THAT YOU VOTE BOTH PROXIES. T01692-TBD WEATHERFORD INTERNATIONAL PLC Scheme Meeting of Shareholders [•], 2026 [•] A.M. Central Time This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Scott C. Weatherholt, Beth Ann Dranguet, and Cristina Waber, * or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of WEATHERFORD INTERNATIONAL PLC that the shareholder(s) is/are entitled to vote if personally present at the Scheme Meeting of Shareholders (the “Scheme Meeting”), to be held at [•] A.M. Central Time, on [•], 2026, at 2000 Saint James Place, Marcellus Room, Houston, Texas 77056, United States of America, and any adjournment thereof on the matters more particularly described in the Proxy Materials for the Scheme Meeting. The undersigned hereby revoke(s) all proxies previously given by the undersigned to vote at the Scheme Meeting. This proxy card, when properly executed, will be voted in the manner directed by the undersigned shareholder(s) on the reverse side of this proxy card. IF NO DIRECTION IS MADE, THESE SHARES WILL BE VOTED “FOR” THE PROPOSAL TO BE CONSIDERED AT THE SCHEME MEETING. In the event other matters properly come before, or are raised at, the Scheme Meeting on which a vote is or may be taken, you instruct and authorize the Proxy Holders to vote the shares in their own discretion on such other matters. The undersigned hereby acknowledge(s) receipt of Notice of, and the Proxy Statement for, the Scheme Meeting. * or, if you wish to appoint another person as your proxy, insert details and, if applicable, cross out Scott C. Weatherholt, Beth Ann Dranguet and Cristina Waber. Continued and to be signed on reverse side